UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Teradata Corporation
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Notice of 2025 Annual Meeting and

2025 Proxy Statement

teradata.

MESSAGE TO STOCKHOLDERS
March 27, 2025
Dear Fellow Stockholder:
I am pleased to invite you to attend Teradata Corporation’s 2025 annual meeting of stockholders on May 15, 2025, at 8:00 a.m. Pacific Time. The meeting will be held virtually via a live webcast and can be accessed by following the instructions provided in this proxy statement. This proxy statement, which includes a notice of the 2025 annual meeting, includes the agenda and procedures for the meeting, including how stockholders can participate. It also describes how our Board of Directors operates and gives information about director candidates and general compensation, corporate governance, and other matters.
Teradata provides the leading hybrid cloud analytics and data platform for trusted artificial intelligence ("AI") at enterprise scale. In 2024, our cloud business grew to $609 million, which was an 18% (in constant currency) increase from 2023. As a result, our cloud business now accounts for over 40% of our total annual recurring revenue – which is a significant accomplishment considering we pivoted to a cloud growth strategy less than five years ago. We are also well-positioned to capitalize on changing market dynamics as companies are increasingly looking to operate effectively across both on-premises and cloud environments. We embrace this shift as we believe our hybrid capabilities are unmatched by our competitors.
Additional accomplishments in 2024 included:
•Realized a cloud net expansion rate of 117%.
•Returned 78% of free cash flow back to our stockholders.
•Announced plans to integrate Nividia NeMo and Nvidia NIM microservices into our platform to accelerate AI workloads.
•Offered Teradata VantageCloud Lake on Google Cloud, which is in addition to it already being available on Amazon Web Services and Microsoft Azure.
•Advanced our trusted AI product capabilities with the:
◦launch of our open and connected approach to supporting open table formats (“OTF”) of Apache Iceberg and Linux Foundation Delta Lake;
◦inclusion of Bring-Your-Own Large Language Model ("LLM") capabilities in our platform and ClearScape Analytics so that our customers can take advantage of small- and mid-size open LLMs by bringing the model to the data and minimizing expensive data movement;
◦integration of our platform with Amazon Bedrock, which allows our customers to gain access to more than 60 generative AI use cases; and
◦selection as one of the early vendors with AI solutions offered in the Microsoft Fabric Workload Hub, including Teradata AI Unlimited being offered natively in Microsoft Fabric to leverage OTF in OneLake.

Our product innovation over the last couple of years has been remarkable, and we are excited for more innovation to come in 2025.
Stockholder engagement remains a priority for Teradata, and we are in frequent communication with our largest investors on key matters, including our strategic vision, executive compensation, corporate governance, Board composition, and ESG initiatives. Our goal is to continue to connect pay and performance and enhance the alignment of our executive compensation program with your long-term interests. In this regard, and as discussed in the Compensation Discussion and Analysis section of this Proxy Statement, we previewed changes for our 2025 executive compensation program during our recent stockholder engagement conversations to ensure we could consider stockholder feedback in the design of this program.
Our Board of Directors consists of highly accomplished and experienced leaders who represent diverse perspectives and backgrounds. We are committed to engaged oversight of Teradata’s business and acting in the best interests of our stockholders and other key stakeholders. We encourage you to review the qualifications, skills and experience that each of our directors contributes to our Board of Directors.
Mr. McMillan and I look forward to your participation at the annual meeting. Every vote is important. Whether or not you plan to attend the virtual annual meeting, I urge you to authorize your proxy as soon as possible so that your shares may be represented at the meeting.
Sincerely,
Michael P. Gianoni
Chairman of the Board

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

Time 8:00 a.m. Pacific Time	Date Thursday, May 15, 2025	Place Virtual www.virtualshareholdermeeting.com/TDC2025

Purpose
•Consider and vote upon the election of Messrs. Gianoni and McElhatton and Ms. Olsen to serve as Class III directors for three-year terms expiring at the 2028 annual meeting of stockholders and to hold office until their respective successors are duly elected and qualified;
•Consider an advisory (non-binding) vote to approve executive compensation (a “say-on-pay” vote);
•Consider and vote upon the approval of the amended and restated Teradata 2023 Stock Incentive Plan;
•Consider and vote upon the ratification of the appointment of our independent registered public accounting firm for 2025; and
•Transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting by or at the direction of the Board of Directors.
Other Important Information
•We will hold a virtual annual meeting. Stockholders will be able to listen, vote and submit questions from any location that has internet connectivity. There will be no physical location for stockholders to attend. Stockholders may participate online by logging in at www.virtualshareholdermeeting.com/TDC2025. We believe that this format will facilitate stockholder attendance and participation. Please refer to “Other General Information” for more information about attending the virtual meeting.
•Record holders of Teradata common stock at the close of business on March 20, 2025 may vote at the meeting.
•Your shares cannot be voted unless they are represented by proxy or in person by the record holder at the meeting. Even if you plan to attend the virtual meeting, please submit a proxy to ensure that your shares are represented at the meeting.
Internet Availability
Important Notice Regarding the Availability of Proxy Materials for the 2025 annual meeting of stockholders to be held on May 15, 2025: This notice of the 2025 annual meeting of stockholders and proxy statement, our 2024 annual report, and form of proxy and voting instruction card are available at www.proxyvote.com.

By order of the Board of Directors, Margaret A. Treese Chief Legal Officer and Secretary
March 27, 2025

i

PROXY SUMMARY
This summary highlights information contained elsewhere in the proxy statement that is being provided to you by Teradata Corporation (“Teradata,” the “Company,” “we,” or “us”) in connection with our 2025 annual meeting of stockholders. This summary is not a complete description, and you should read the entire proxy statement carefully before voting.
This proxy statement contains important information about the 2025 annual meeting of stockholders, as well as information regarding the voting process, director elections, our corporate governance programs, executive and director compensation, and other environmental, social and governance (“ESG”) matters, among other things. We are furnishing this proxy statement together with our 2024 annual report and form of proxy and voting instruction card (“proxy card”). We intend to send a Notice Regarding the Availability of Proxy Materials for the annual meeting and make proxy materials available to stockholders (or for certain stockholders, and for those who request, a paper copy of this proxy statement and proxy card) on or about March 27, 2025. On behalf of the Teradata Board of Directors, we are requesting your proxy for the 2025 annual meeting of stockholders and any adjournments or postponements that follow.
Business Overview
At Teradata, we believe that people thrive when empowered with trusted information. We are focused on helping organizations improve business performance, enrich customer experiences, and integrate data across the enterprise. As such, we strive to innovate and deliver trusted solutions for their toughest data and analytics challenges. That is why we built our open and connected hybrid cloud analytics and data platform for artificial intelligence ("AI"). With our hybrid cloud platform, named Teradata Vantage, underpinned by our extensive patented workload management optimization technology, we are well positioned to help enterprises deliver business breakthroughs and solve business problems with our capabilities to provide harmonized data, trusted AI, and faster innovation, at scale. As companies embrace AI, they need data at scale. Data at scale is the foundation of agentic and generative AI applications, and data at scale is what Teradata provides.
We believe our platform provides companies with:
•Harmonized Data: We strive to empower our customers to make more confident decisions with integrated data using our hybrid platform that has the capability to support both cloud and on-premises environments and is designed to be efficient, flexible, and secure.
•Trusted AI: We believe that our platform provides our customers with powerful, open, and connected analytics – from machine learning ("ML") and traditional analytics to enabling AI that is designed to provide actionable, differentiated insights, and enhance enterprise value.
•Faster Innovation: Our platform is designed to fuel our customer’s growth opportunities with AI/ML innovation that’s cost-effectively operationalized at scale.
Teradata Vantage is our open and connected platform that is designed to allow organizations to leverage all their data across an enterprise, in a hybrid environment. Whether in public or private clouds, in multi-cloud, or on-premises, and at scale, Teradata Vantage comprises deployment options that are designed to address the full span of data analytics and AI needs while providing optimized total cost of ownership and financial governance:
•Teradata VantageCloud: Our flexible, connected, and modern cloud platform and includes Teradata VantageCloud Lake, which is built on our cloud-native lake architecture, and Teradata VantageCloud Enterprise for managed enterprise workloads.
•Teradata VantageCore: Our on-premises platform offering, which seamlessly integrates with our cloud offerings to enable hybrid environments for which we see increasing demand.
Key capabilities of Teradata Vantage across all deployments are:
•ClearScape Analytics™: ClearScape Analytics encompasses the end-to-end analytics capabilities integrated into our platform and is designed to be a secure, highly concurrent, and resilient analytics offering. ClearScape Analytics provides robust in-database engine analytics functionality, open and connected integrations, and operationalization at scale for more effective data preparation, advanced analytics, and AI/ML performance.

2025 PROXY STATEMENT	1

Proxy Summary
•Query Grid™: Query Grid is our "data fabric," a data integration and management layer included with our hybrid platform. Query Grid serves as the connective tissue in multi-cloud, as well as between cloud and on-premises environments. This technology innovation is designed to bring data together and enable consistent data access across the ecosystem, so that users can query data regardless of where it lies, thereby reducing data silos, and potentially saving the expense of moving data. With our data fabric, we enable data analytics integration across public clouds for a multi-cloud experience. Our data fabric is designed to provide our customers with the analytic capabilities to deliver trusted data—data that is secure and well governed—while controlling costs.
2024 Financial Highlights

$1.474B TOTAL ANNUAL RECURRING REVENUE (“ARR”)(1)	$609M PUBLIC CLOUD ARR(2)	$303M CASH FLOW FROM OPERATIONS	85% RECURRING REVENUE AS A % OF TOTAL REVENUE

$1.16 GAAP DILUTED EPS	$2.42 NON-GAAP DILUTED EPS(3)	$277M FREE CASH FLOW(3)

(1)Total Annual Recurring Revenue (“ARR”) is defined as the annual value at a point in time of all recurring contracts, including subscription, cloud, software upgrade rights, and maintenance. Total ARR does not include managed services and third-party software. Teradata believes this is a useful metric to investors as it demonstrates progress toward achieving our strategic objectives as outlined in our periodic reports filed with the Securities and Exchange Commission (the "SEC").
(2)Public cloud ARR (included within Total ARR) is defined as the annual value at a point in time of all contracts related to public cloud implementations of Teradata VantageCloud and does not include ARR related to private or managed cloud implementations. Teradata believes this is a useful metric to investors as it demonstrates progress toward achieving our strategic objectives as outlined in our periodic reports filed with the SEC.
(3)Non-GAAP Diluted EPS and Free Cash Flow are non-GAAP financial measures. Please refer to Appendix B to this proxy statement for definitions and reconciliations to the GAAP financial measures.

2

Proxy Summary
Voting Methods – Your Vote is Important!
Even if you plan to attend the 2025 annual meeting of stockholders virtually, we urge you to vote in advance of the meeting using one of these advance voting methods.

By Internet: www.proxyvote.com	By Phone: 1-800-690-6903	By Mail: 51 Mercedes Way Edgewood, NY 11717	By Mobile Device: Scan the QR code on your Notice or Proxy Card
2025 Virtual Annual Meeting Information

Date and Time:	May 15, 2025 at 8:00 a.m. (Pacific Time)

Format:
We will hold a virtual annual meeting. Stockholders will be able to listen, vote and submit questions from any location that has internet connectivity. We believe that this format provides the opportunity for broader stockholder attendance and participation, while reducing the costs and environmental impact associated with planning, holding, and arranging logistics for an in-person meeting.

Record Date:	All common stockholders of record as of March 20, 2025 may vote. Each outstanding share of common stock is entitled to one vote on each matter to be voted upon at the annual meeting.

Admission:
Attend the annual meeting online, including to vote and/or submit questions, at www.virtualshareholdermeeting.com/TDC2025. You will need to use your 16-digit Control Number provided in the Notice, proxy card or instructions that accompanied your proxy materials, to log in to this website and access the live audio webcast of the meeting. If you are a beneficial owner (and thus hold your shares in an account at a bank, broker, or other holder of record), you will need to contact the bank, broker, or other holder of record to obtain your control number prior to the meeting. Please refer to “Other General Information” for more information about attending the annual meeting.

Logistics:	We encourage you to access the annual meeting prior to the start time. Please allow ample time for online check-in, which will begin at 7:45 a.m. Pacific Time. We will offer live technical support during the meeting. If you encounter any technical difficulties accessing the meeting, please call the number listed on the shareholder log-in page for technical support.

Voting During Meeting:
Stockholders should follow the instructions to vote during the annual meeting at
www.virtualshareholdermeeting.com/TDC2025. Shares held in your name as the stockholder of record may be voted electronically during the annual meeting. Shares for which you are the beneficial owner also may be voted during the annual meeting if you contact the nominee holding the shares before the meeting and obtain a control number for your shares. However, even if you plan to attend the virtual annual meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the virtual annual meeting.

Asking Questions:
Stockholders may submit questions online during the meeting at www.virtualshareholdermeeting.com/TDC2025. We will answer questions as time permits at the meeting. Rules governing the conduct of the annual meeting (including the question and answer session) will be posted on the virtual meeting platform along with an agenda.

Post Meeting:
Following the meeting, we will post to the Investor Relations section of our website (www.teradata.com) a replay of the annual meeting (including the question and answer session). We will include the results of the votes taken at the meeting in a quarterly report on Form 10-Q or a current report on Form 8-K, as applicable, which will be filed with the Securities and Exchange Commission and also be posted to the Investor Relations section of our website. You may also find information on how to obtain a transcript of the meeting by writing to our Corporate Secretary at Teradata Corporation, 17095 Via Del Campo, San Diego, CA 92127.

2025 PROXY STATEMENT	3

Proxy Summary
Meeting Agenda

MATTER		BOARD VOTE RECOMMENDATION

Proposal 1
Consider and vote upon the election of Messrs. Gianoni and McElhatton and Ms. Olsen to serve as Class III directors for three-year terms expiring at the 2028 annual meeting of stockholders and to hold office until their respective successors are duly elected and qualified

FOR each nominee

Proposal 2	Consider an advisory (non-binding) vote to approve executive compensation (a “say-on-pay” vote)	FOR

Proposal 3	Consider and vote upon the approval of the amended and restated Teradata 2023 Stock Incentive Plan	FOR

Proposal 4	Consider and vote upon the ratification of the appointment of our independent registered public accounting firm for 2025	FOR
Board of Directors

NAME	CLASS	AGE	POSITION

Daniel R. Fishback	I	63	Director

Steve McMillan	I	54	President and Chief Executive Officer and Director

Kimberly K. Nelson	I	57	Director

Lisa R. Bacus	II	61	Director

Timothy C.K. Chou	II	70	Director

John G. Schwarz	II	74	Director

Michael P. Gianoni*	III	64	Chairman

Todd E. McElhatton*	III	58	Director

Joanne B. Olsen*	III	66	Director
*Nominees for election
Key Qualifications and Attributes

●●●●●●●●●	100%	●●●●●●●●●	100%
Leadership Experience		Financial / Accounting Literacy

●●●●●●●●●	100%	●●●●●●●●●	89%
Cloud Technology, Data Analytics, Software Expertise		Global Business Experience

4

Proxy Summary
Governance Highlights
Teradata has adopted many governance practices that establish strong independent leadership in our Boardroom and provide our stockholders with meaningful rights, including:

✓ Independent Board •8 of 9 directors are independent •All Audit, Compensation, and Governance Committee members are independent

✓ Separate Chair and CEO Roles •Independent non-executive Chairman

✓ Regular Executive Sessions of independent directors at Board and committee meetings

✓ Active Board Oversight •Strategy •Risk and operational plans, including Cybersecurity and ESG matters

✓
Anti-Hedging/Pledging and Clawback Policies
to prohibit hedging and pledging and to recover cash or equity incentive compensation based on financial results that were later restated and cancel outstanding equity awards and recover realized gains if executives are terminated for cause or engage in certain other harmful activity

✓
Qualified
Board and Management
•Extensive executive experience at global, public companies
•Knowledge of software and technology industries, including cloud-based technologies
•Diverse perspectives and backgrounds

✓ Board Refreshment and Succession Planning •2 new independent directors in the past 5 years •Ongoing succession planning by Governance Committee and the Board

✓ Independent Compensation Consultant engaged to advise on compensation of our executives and directors

✓ Robust Stock Ownership Guidelines for directors and executive officers

✓ Ongoing Stockholder Engagement results in impactful changes to executive compensation and corporate governance programs and informs ESG initiatives

Board Independence
89% INDEPENDENT

Board Tenure
7.9 YEARS AVERAGE TENURE

2025 PROXY STATEMENT	5

ELECTION OF DIRECTORS (Item 1 on Proxy Card)
The Board of Directors is currently divided into three classes. Directors are elected by stockholders for terms of three years and hold office until their successors are elected and qualified. One of the three classes is elected each year to succeed the directors whose terms are expiring. As of the 2025 annual meeting, the terms for the directors in Classes III, I, and II of the Board of Directors expire in 2025, 2026, and 2027, respectively.
Messrs. Gianoni and McElhatton and Ms. Olsen are Class III directors whose terms are expiring at the 2025 annual meeting.
Each of the Class III directors has been nominated by the Board for re-election through the 2028 annual meeting of stockholders and until their respective successors are elected and qualified.
Proxies solicited by the Board will be voted for the election of the nominees, unless you instruct otherwise on your proxy. Each of the nominees is willing to serve if elected. The Board has no reason to believe that these nominees will be unable to serve. However, if any one of them should be unable to serve, the Board may further reduce the size of the Board or designate a substitute nominee. If the Board designates a substitute, shares represented by proxies will be voted for the substitute nominee.

The Board of Directors recommends that you vote FOR the election of each of the Class III nominees as a director.

Election of each nominee requires the votes cast for such nominee’s election to exceed the votes cast against such nominee’s election. If a nominee does not receive a majority vote, he or she is required to tender their resignation for consideration by the disinterested members of the Board of Directors in accordance with our Corporate Governance Guidelines. Proxies solicited by the Board of Directors will be voted FOR each nominee, unless you specify otherwise in your proxy. Abstentions and shares that are the subject of a broker “non-vote” will be deemed absent and have no effect on the outcome of the vote.
Director Qualifications and Attributes
Our Board of Directors currently consists of nine members whom we believe are extremely well-qualified to serve on the Board and represent our stockholders’ best interests. As described under the caption “Selection of Nominees for Directors,” the Board and its Nominating and Governance Committee (the “Governance Committee”) select nominees with a view to establishing a Board of Directors that is comprised of members who:
•have extensive business leadership experience,
•bring diversity of experiences, expertise, and backgrounds,
•are independent and collegial,
•have high ethical standards as well as sound business judgment and acumen, and
•understand and are willing to make the time commitment necessary for the Board to effectively fulfill its responsibilities.
We believe that each of the director nominees and other directors bring these qualifications to our Board of Directors. Moreover, as reflected in the below qualifications matrix, they provide our Board with a diverse complement of specific business skills, experience, and perspectives, including: extensive financial and accounting experience, public-company board experience, knowledge of the technology and software industries and of Teradata’s business, including cloud-based technologies, experience with companies with a global presence and with growth and/or transformation strategies, and extensive operational and strategic planning experience.

6

Election of Directors

	Stephen McMillan	Lisa R. Bacus	Timothy C.K. Chou	Daniel R. Fishback	Michael P. Gianoni	Todd E. McElhatton	Kimberly K. Nelson	Joanne B. Olsen	John G. Schwarz

Qualifications and Expertise

Cloud technology, data analytics, and/or software expertise: Background in technology, data analytics, and software bring critical understanding of our industry and the trends and innovation that shape our products, go to market approach, and cloud and AI strategies.

	●	●	●	●	●	●	●	●	●

Leadership experience: Executive leadership experience provides a practical understanding of organizational dynamics, strategic planning, risk management, talent development, and succession planning and provides oversight in our transformation.

	●	●	●	●	●	●	●	●	●

Financial/Accounting literacy: Directors with strong financial acumen contribute to our board’s understanding of complex financial management, capital structure and allocation, financial markets, financing activities, and financial reporting and internal controls.
	●	●	●	●	●	●	●	●	●

Global business experience: Experience in, and exposure to, operating markets around the world, provides an understanding of diverse business environments, economic conditions, cultures, and regulatory frameworks, and a broad perspective on global challenges and market opportunities.
	●	●	●	●	●	●		●	●

Sales, marketing, or branding background: Experience developing or overseeing strategies to grow sales and market share, build brand awareness and equity, and evolve customer perception.
	●	●	●	●	●			●	●

Tenure and Independence

Tenure (as of annual meeting)	4	10	8	8	10	2	5	6	14

Independent		●	●	●	●	●	●	●	●
The Board believes that each of the director nominees and other directors have demonstrated outstanding achievement in his or her professional career, the willingness to participate actively in board activities and share policy-making and strategic thinking experiences, an ability to articulate independent perspectives, make analytical inquiries and take tough positions that challenge management, and a high degree of personal and professional integrity.
The following biographies describe the key qualifications, business skills, experience and perspectives that each of our directors brings to the Board of Directors, in addition to the general qualifications and attributes described above. Based on all of these qualifications and attributes, we believe that the directors and nominees have the appropriate set and complement of skills to serve as members of the Board.

2025 PROXY STATEMENT	7

Election of Directors
2025 Director Nominees
Class III — Current Terms Expiring in 2025:

Michael P. Gianoni
Qualifications and Expertise Aligned to Our Strategy

Mr. Gianoni is a seasoned technology and software executive who brings significant industry expertise and a proven track record of driving financial performance improvement to Teradata’s Board of Directors. As CEO of a global, publicly traded SaaS company, he provides international leadership experience and a C-Suite perspective on our management and organizational priorities. As our Independent Chair, Mr. Gianoni has helped lead Teradata through the successful execution of various strategic, operational, and financial milestones.
Professional Experience
•President and Chief Executive Officer of Blackbaud, a provider of cloud-based software and services specifically designed for nonprofit, education, and company organizations (2014 – Present); Vice Chairman (since 2024)
•Executive Vice President and President of Financial Institutions at Fiserv, a global technology provider serving the financial services industry (2010 – 2013)
•President of Investment Services at Fiserv (2007 – 2010)
•Executive Vice President and General Manager of CheckFree Corporation, a leading provider of financial e-commerce solutions (2006 – 2007)
•Various senior positions at DST Systems Inc., a global provider of technology-based services solutions (1994 – 2005)
Public Company Board Experience
•President and Chief Executive Officer and Director of Blackbaud (2014 – Present); Vice Chairman (since 2024)
Education
•Honorary Doctorate, University of New Haven
•M.B.A., University of New Haven
•A.S. in Electrical Engineering, Waterbury State Technical College
•B.S., Charter Oak State College

Age 64
Independent Chairman Joined in 2015 Committees Executive (Chair), Nominating and Governance (Chair) Expertise
Cloud Technology, Data Analytics and Software
Leadership Experience
Financial / Accounting Literacy
Global Business
Sales, Marketing or Branding Background

8

Election of Directors

Todd E. McElhatton
Qualifications and Expertise Aligned to Our Strategy

Mr. McElhatton brings more than 20 years of corporate finance leadership in enterprise software, including experience as a public company CFO. His track record of accelerating enterprise growth and effective capital allocation oversight have been critical to assisting Teradata in achieving its long-term financial goals. Mr. McElhatton’s expertise in overseeing forecasting, planning, risk management, and driving operational efficiencies, including experience with pricing strategies, has significantly contributed to overseeing our financial objectives. He is also considered an audit committee financial expert.
Professional Experience
•Chief Financial Officer at Zuora, a cloud-based subscription management software company (2020 – Present)
•Senior Vice President and Chief Financial Officer of the Cloud Business Group at SAP, a multinational software company (2018 – 2020)
•Senior Vice President and Chief Financial Officer of SAP North America (2017 – 2018)
•Vice President and Chief Financial Officer of Hybrid Cloud Business at VMware, a virtualization and cloud infrastructure solutions company (2014 – 2017)
•Various senior positions at Oracle Corporation and Hewlett Packard
Public Company Board Experience
•N/A
Education
•M.B.A., University of Tennessee
•B.A. in Business Administration, Southern Methodist University

Age 58
Independent Director Joined in 2022 Committees Audit Expertise
Cloud Technology, Data Analytics and Software
Leadership Experience
Financial / Accounting Literacy
Global Business

2025 PROXY STATEMENT	9

Election of Directors

Joanne B. Olsen
Qualifications and Expertise Aligned to Our Strategy

With a track record of execution in the technology industry, Ms. Olsen brings extensive cloud transformation, professional services, and strategy expertise to Teradata. Following over three decades of experience in executive management positions across sales, global financing, and hardware, she has a proven ability to oversee best-in-class operations, coordinate partnerships across multiple business units, and drive transformative strategy changes, all of which have been critical to overseeing Teradata’s transformation.
Professional Experience
•Executive Vice President of Cloud Services and Support at Oracle Corporation, a global software and services company (2016 – 2017)
•Senior Vice President and Leader of Oracle’s applications sales, alliances and consulting organizations in North America (2010 – 2016)
•Various executive management positions across sales, global financing and hardware during her over 30 year career at at IBM Corporation
Public Company Board Experience
•Independent Director of Keysight Technologies (2019 – Present)
•Independent Director of Ciena Corporation (2018 – Present)
Education
•B.A. in Mathematics, Economics and Accounting, East Stroudsburg University

Age 66
Independent Director Joined in 2018 Committees Audit Expertise
Cloud Technology, Data Analytics and Software
Leadership Experience
Financial / Accounting Literacy
Global Business
Sales, Marketing or Branding Background

10

Election of Directors
Other Directors
Class I — Current Terms Expiring in 2026:

Daniel R. Fishback
Qualifications and Expertise Aligned to Our Strategy

As the former CEO of a global, publicly traded SaaS company, Mr. Fishback brings significant management and leadership experience to Teradata’s Board of Directors. Mr. Fishback’s financial acumen, developed through his decades of experience serving in executive, director and advisor capacities at both public and private technology companies, provides unique oversight of our long-term strategy. His proven track record of driving financial growth, product development, and leading M&A has supported Teradata’s strategic priorities.
Professional Experience
•Co-CEO of UserZoom, a user behavior and analytics platform provider (2018 – 2022) and Chair of the Board (2015 – 2022)
•President and CEO and Director of DemandTec, a provider of a cloud-based collaborative optimization network (2001 – 2013)
•Vice President of Channels for Ariba, a provider of solutions to help companies manage their corporate spending (2000 – 2001)
•Various sales and executive leadership positions at Trading Dynamics Company and Hyperion Solutions Corporation
Public Company Board Experience
•Independent Director of Qumu Corporation (2013 – 2023)
•President and CEO and Director of DemandTec (2001 – 2013)
•Independent Director of SPS Commerce (2011 – 2012)
•Independent Director of CorVu (2005 – 2007)
Education
•B.A, in Business Administration, University of Minnesota-Duluth

Age 63
Independent Director Joined in 2017 Committees Executive, Compensation and People (Chair) Expertise
Cloud Technology, Data Analytics and Software
Leadership Experience
Financial / Accounting Literacy
Global Business
Sales, Marketing or Branding Background

2025 PROXY STATEMENT	11

Election of Directors

Stephen McMillan
Qualifications and Expertise Aligned to Our Strategy

Mr. McMillan is a seasoned technology executive with a track record of transforming enterprise product and services businesses into industry-leading cloud portfolio offerings. As our CEO, he brings a unique perspective on the Company’s operations, strategy, customers, and financial position. Through his decades of experience in leadership roles at cloud-based technology companies, Mr. McMillan has developed a collaborative leadership style, acute focus on operational execution, and dedication to customer success.
Professional Experience
•President and Chief Executive Officer, Teradata Corporation (2020 – Present)
•Executive Vice President of Global Services at F5 Networks, a global application services and application delivery networking company (2017 – 2020)
•Senior Vice President of Customer Success and Managed Cloud Services at Oracle Corporation, a multinational computer technology corporation (2015 – 2017)
•Senior Vice President of Managed Cloud Services at Oracle (2012 – 2015)
•Vice President of Strategic Outsourcing at IBM (2009 – 2012)
•Vice President, CIO of Global Services at IBM (2007 – 2009)
•Various senior management positions at IBM Corporation (1993 – 2007)
Public Company Board Experience
•N/A
Education
•B.S. in Management and Computer Science, Aston University

Age 54
President and CEO Joined in 2020 Committees Executive Expertise
Cloud Technology, Data Analytics and Software
Leadership Experience
Financial / Accounting Literacy
Global Business
Sales, Marketing or Branding Background

12

Election of Directors

Kimberly K. Nelson
Qualifications and Expertise Aligned to Our Strategy

An experienced public company CFO who brings over 20 years of senior executive leadership at cloud-based solutions companies, Ms. Nelson’s financial expertise has significantly contributed to Teradata’s long-term vision. Her experience overseeing financial and growth strategies through her roles in planning, analysis, investor relations, and forecasting is particularly helpful to overseeing Teradata’s strategy. She is also considered an audit committee financial expert.
Professional Experience
•Executive Vice President and Chief Financial Officer at SPS Commerce, a provider of cloud-based supply chain management solutions (2007 – Present)
•Investor Relations and Senior Finance positions at Amazon (2000 – 2007)
•Director, Finance at The Pillsbury Company, LLC, a subsidiary of General Mills, Inc. (1997 – 2000)
Public Company Board Experience
•Independent Director of Calyxt, Inc. (2019 – 2023)
•Independent Director of Qumu Corporation (2012 – 2019)
Education
•M.B.A., University of St. Thomas
•B.S. in Finance, Babson College

Age 57
Independent Director Joined in 2019 Committees Executive, Audit (Chair) Expertise
Cloud Technology, Data Analytics and Software
Leadership Experience
Financial / Accounting Literacy

2025 PROXY STATEMENT	13

Election of Directors
Class II Nominees — Current Terms Expiring in 2027:

Lisa R. Bacus
Qualifications and Expertise Aligned to Our Strategy

With over 30 years of senior leadership experience at global Fortune 100 companies, Ms. Bacus brings decades of marketing expertise with focus on strategic planning and data analytics. Ms. Bacus’ unique understanding of relationship management, customer experience, operations, and international business have been critical to Teradata’s long-term strategy. Through her involvement in various organizations, including Prospanica and the Latino Corporate Directors Association, she is recognized as an advocate for sustainable business practices.
Professional Experience
•Executive Vice President and Chief Marketing Officer at Cigna Corporation, a global health care services company (2013 – 2019)
•Executive Vice President and Chief Marketer at American Family Insurance Group, a personal and commercial property and casualty company (2011 – 2013); Vice President, Marketing (2008 – 2011)
•Various executive leadership positions, including Executive Director of Global Market Research and Insights, Executive Director of Global Marketing Strategy, and head of marketing for Ford in Mexico at Ford Motor Company (1986 – 2008)
Public Company Board Experience
•Independent Director of Douglas Dynamics (2020 – Present)
•Independent Director of Selective Insurance Group (2020 – Present)
Education
•M.B.A. in Global Business Administration, Duke University
•B.S. in Management, B.A. in Spanish, Northern Arizona University

Age 61
Independent Director Joined in 2015 Committees Nominating and Governance Expertise
Cloud Technology, Data Analytics and Software
Leadership Experience
Financial / Accounting Literacy
Global Business
Sales, Marketing or Branding Background

14

Election of Directors

Timothy C.K. Chou
Qualifications and Expertise Aligned to Our Strategy

Through more than 30 years of leadership, technology operations, academia, and entrepreneurship, Dr. Chou brings extensive experience in SaaS and cloud computing with unparalleled expertise in both building and selling enterprise technologies and predicting future technology direction. His work with startups on workflow, analytic cloud-based applications, and AI are especially important to guiding Teradata’s cloud and AI strategies. Dr. Chou has been recognized as a thought leader on enterprise software, as an author on cloud computing and Internet of Things, and for his teaching on cloud computing and computer science in the U.S. and China. His 2004 landmark book, "The End of Software," foretold the rise of SaaS/cloud computing and featured four startups, including Salesforce, VMware and NetSuite.
Professional Experience
•President of Oracle On Demand, a division of Oracle Corporation, an American multinational computer technology corporation (1999 – 2005)
•Chief Operating Officer of Reasoning, Inc., a pioneering application services provider (1996 – 1999); Chief Technology Officer (1994 – 1995)
•Chairman of the Alchemist Accelerator, a leading enterprise software accelerator where he is focused on analytics, artificial intelligence and the Internet of Things (2013 – Present)
•Lecturer at Stanford University (launching its first cloud-computing class) (1982 – Present)
Public Company Board Experience
•Independent Director of Blackbaud (2007 – 2023)
•Independent Director of Embarcadero Technologies (2000 – 2007)
Education
•M.S. and Ph.D. in Electrical Engineering, University of Illinois (Urbana-Champaign)
•B.S. in Electrical Engineering, North Carolina State University

Age 70
Independent Director Joined in 2017 Committees Compensation and People Expertise
Cloud Technology, Data Analytics and Software
Leadership Experience
Financial / Accounting Literacy
Global Business
Sales, Marketing or Branding Background

2025 PROXY STATEMENT	15

Election of Directors

John G. Schwarz
Qualifications and Expertise Aligned to Our Strategy

As a company founder as well as a former CEO of industry-leading business software firms, Mr. Schwarz’s deep understanding of technology, data science and analytics has been critical to overseeing Teradata’s strategic goals. With over 30 years of global experience overseeing complex and scaled operations, he provides an executive level perspective on organizational dynamics which has significantly assisted Teradata’s leadership team. He has also been recognized for his significant cybersecurity expertise and broad experience operating technology companies.
Professional Experience
•Co-founder and Chairman of Visier, a business analytics cloud-based software firm (since 2010); previously CEO of Visier (2010 – 2020)
•Chief Executive Officer of Business Objects, a provider of business intelligence software (2005 – 2008), until its acquisition by SAP; Mr. Schwarz subsequently served as CEO of SAP Business Objects (2008 – 2010)
•President and Chief Operating Officer of Symantec Corporation, a provider of infrastructure security and storage management (2001 – 2005)
•President and Chief Executive Officer of Reciprocal, which provided business-to-business secure e-commerce services for digital content distribution over the Internet (2000 – 2001)
•25 years at IBM Corporation with his last position being General Manager of IBM’s Industry Solutions unit, a worldwide organization focused on building business applications and related services for IBM’s large industry customers
•Chairman of the Board of Mambu BD, a Netherlands-based cloud provider of core banking applications (2024 – Present)
Public Company Board Experience
•Independent Director of Synopsys (2007 – Present)
•Independent Director of Avast plc (2011 – 2022); Chairman (2014 – 2022)
•Independent Director of SuccessFactors (2010 – 2011)
Education
•Honorary Doctorate, Dalhousie University
•B.S. in Computer Science, University of Manitoba

Age 74
Independent Director Joined in 2010 Committees Compensation and People Expertise
Cloud Technology, Data Analytics and Software
Leadership Experience
Financial / Accounting Literacy
Global Business
Sales, Marketing or Branding Background

No Family Relationships or Arrangements
No family relationship exists among any of the directors, nominees or executive officers. No arrangement or understanding exists between any director, nominee, or executive officer and any other person pursuant to which any director, nominee or executive officer was selected as a director, nominee or executive officer of the Company.

16

OUR CORPORATE GOVERNANCE
Overview
Our Board of Directors is elected by the stockholders to provide oversight for the management of our business. The Board selects the senior management team, who is charged with conducting our business, and acts as an advisor to senior management, monitors its performance, and approves its compensation. Our Board of Directors engages in active discussion and oversight of the Company’s business plans and strategy. It dedicates a meeting each year as well as time at other regular meetings to cover strategic planning and monitoring. As part of this process, the Board considers how best to capture opportunities and balance risks with potential stockholder returns in light of many factors such as our competitive landscape, technology developments, organizational structure, and financial objectives, among other things. The Board’s responsibilities also include planning for senior management succession, overseeing the integrity of our financial statements, and monitoring enterprise risks and compliance efforts.
To support these important duties, the Board employs a strong framework of corporate governance practices, including those outlined below:

Independent Leadership and Oversight	✓	All directors, except the Company’s President and CEO, are independent
	✓	Separate CEO and Board chair roles
	✓	Independent non-executive Chairman of the Board
	✓	Average Board tenure of directors is 7.9 years
	✓	Executive sessions of independent directors scheduled at every regular Board meeting
	✓	Limit on additional board service (no director currently sits on more than two other public company boards)
	✓	Directors possess highly relevant experience and knowledge

Compensation Best Practices	✓	Emphasis on performance-based and long-term equity incentives
	✓	2024 long-term equity program is 60% performance-based
	✓	Prohibitions on hedging and pledging Company stock by executive officers and directors
	✓	Clawback and harmful activity policies
	✓	Annual advisory vote on compensation
	✓	Threshold levels of performance for performance-based awards and payouts are capped
	✓	Approved by a fully-independent Board committee using an independent consultant
	✓	Board of Director compensation is capped

Stockholder Engagement & Alignment	✓	Track record of proactive, ongoing stockholder dialogue
	✓	Significant Teradata stock ownership by officers and directors and strong stock ownership guidelines

2025 PROXY STATEMENT	17

Our Corporate Governance

Stockholder Rights	✓	Majority vote standard for election of directors
	✓	No poison pill in place
	✓	Proxy access bylaw permits eligible stockholders to nominate candidates for election to the Board

Investor and Stockholder Outreach
Engagement with existing stockholders and potential investors is an important part of our business practices, and we greatly value the input we receive from our stockholders in addition to the quarterly meetings between management and the analysts that cover Teradata. Teradata Investor Relations and members of Teradata management from our corporate governance, sustainability, and executive compensation teams are in frequent communication with stockholders on a variety of matters, including strategy, operations, corporate governance, ESG practices, and executive compensation as part of a year-round engagement process that we describe below. As appropriate, our directors are also available to meet directly with stockholders.

•Review results from the Annual Meeting •Evaluate proxy season trends, corporate governance best practices, regulatory developments, and our current practices
•Active outreach to largest investors to discuss executive compensation, corporate governance, ESG matters, and other items of interest
•Share investor feedback with Board of Directors and Board committees
•Consider investor feedback in structuring executive compensation program, ESG priorities, Board composition, and corporate governance practices and address through Board/Board committee action and proxy statement disclosure
•Publish annual report and proxy statement •Conduct further engagement, as necessary, after proxy statement is filed •Annual Meeting

18

Our Corporate Governance
Following the 2024 annual meeting and in advance of our 2025 annual meeting, we continued our practice of soliciting input from our largest institutional investors, representing over 65% of our outstanding shares, and answering their questions regarding a variety of topics of interest to them. We discussed and solicited feedback from stockholders on various topics, including:
•corporate governance practices, including Board and committee composition and structure, refreshment, tenure, and qualifications;
•Board oversight of company strategy, including for AI;
• executive and director compensation, including changes to our 2025 executive compensation program and various of our executive compensation practices that we discuss in more detail in the Compensation Discussion and Analysis section of this proxy statement;
•human capital management practices, including belonging and inclusion; and
•ESG matters.
The feedback we received from investors through this engagement process was constructive and was reported to our Board.
Say-On-Pay Results
Teradata received strong support from our stockholders for our executive compensation program, with 95.4% “Say-On-Pay” approval at our 2024 annual meeting. The Board’s Compensation and People Committee views this strong result as confirmation that our compensation program is appropriately structured to support our strategic initiatives and reflects our pay-for-performance commitment.
Corporate Governance Guidelines
To help discharge its responsibilities, the Board of Directors has adopted Corporate Governance Guidelines on significant corporate governance issues. These guidelines address, among other things, such matters as director independence, committee membership and structure, meetings and executive sessions, the annual self-assessments of the Board and its committees, and director selection, retirement, and training. Our Corporate Governance Guidelines provide, among other things, that:
•The Board believes at least two-thirds of the directors should meet the criteria for independence required by law, the SEC, and the New York Stock Exchange ("NYSE") listing standards;
•Directors are elected under a majority vote standard and any director that does not receive a majority vote is required to promptly tender his or her resignation as a director for consideration by the disinterested members of the Board of Directors in accordance with the Corporate Governance Guidelines;
•No director who is an active CEO or executive officer of another public company may sit on the board of directors of more than one other publicly held company, no member of the Audit Committee may sit on the audit committees of more than two other publicly held companies, and no other director may sit on the board of more than three other publicly held companies, in each case without the approval of the Governance Committee;
•The positions of Chairman of the Board and Chief Executive Officer should be held by separate persons and, in the event the Chairman of the Board is not independent, the Board will designate a Lead Director who is an independent, non-employee director;
•Directors are prohibited from serving on the Compensation and People Committee and the Board if such service creates an interlocking relationship (that is, one of our executive officers serves as a director or member of the compensation committee of an entity at which the Board member is an executive officer);
•The CEO will annually review with the Board top management succession plans, including development plans for succession candidates, and will periodically review with the Board an emergency leadership preparedness plan applicable in the event the CEO unexpectedly becomes incapacitated or otherwise is unable to serve; and
•The Board conducts an annual self-evaluation, and the Governance Committee oversees the annual evaluation of the performance of each committee of the Board.

2025 PROXY STATEMENT	19

Our Corporate Governance
From time to time the Board of Directors, upon recommendation of the Governance Committee, reviews and updates our Corporate Governance Guidelines as appropriate. Our Corporate Governance Guidelines are found on our corporate governance website at www.teradata.com/about-us/corporate-governance/governance-guidelines.
Board Independence and Related Transactions
We believe that the Company benefits from having a strong and independent board. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with the Company that would affect his or her exercise of independent judgment. Our Board of Directors has affirmatively determined that all of our non-employee directors who served during fiscal 2024, including our current nominees, namely Mses. Bacus, Nelson and Olsen and Messrs. Chou, Fishback, Gianoni, McElhatton and Schwarz, are independent. These determinations were made because each such person has no material relationship with our Company, our management, our independent registered public accounting firm, our independent external compensation consultant, or our external compensation legal advisers and otherwise meets the independence requirements as established by applicable law, the rules and regulations of the SEC and the NYSE listing standards. In addition, there were no transactions, relationships or arrangements in fiscal year 2024 that required review by the Board for purposes of determining director independence.
Board Leadership Structure
Our Corporate Governance Guidelines provide that the positions of Chairman of the Board and CEO should be held by separate persons. Our Corporate Governance Guidelines do not require that our Chairman be independent. In the event the Chairman of the Board is not independent, the Board will designate a Lead Director who is an independent, non-employee director. The Board believes that this leadership structure, separating the positions of Chairman and CEO, best serves the interests of Teradata and its stockholders and demonstrates our commitment to strong corporate governance practices.
Mr. Gianoni is our non-executive Chairman of the Board. Mr. McMillan, our President and CEO, is the only member of the Board who is not independent. We believe that this leadership structure enhances the accountability of the CEO to the Board, strengthens the Board’s independence from management, and benefits independent oversight of the Company’s day-to-day risk management activities. In addition, separating these roles allows our CEO to focus his efforts on running our business, meeting with customers and investors, and managing the Company in the best interests of our stockholders, while we are able to benefit from the leadership experience of Mr. Gianoni.
Board Oversight of Risk
Management is responsible for the Company’s day-to-day risk management activities (including the identification, assessment, and mitigation of risks), and our Board’s role is to engage in informed risk oversight, including our established risk appetite. The Board recognizes that effective risk oversight is important to the success of our strategy and an integral part of fulfilling its fiduciary duties to the Company and our stockholders. The Board believes taking well-considered risk is a critical component of innovation and effective leadership but also recognizes that imprudently accepting risk or failing to appropriately identify and mitigate risk could negatively impact our business and stockholder value. The Board therefore seeks to foster a risk-aware culture that conforms to an established risk appetite framework while encouraging thoughtful risk taking in pursuit of the Company’s strategy.
We engage in an enterprise risk management program, which is coordinated primarily through our enterprise risk and internal audit function, and involves:
•identification by the executive team and other senior leaders of the enterprise risks relevant to Teradata;
•assigning executives to be responsible for each enterprise risk;
•to the extent prudent and feasible, development of strategies and plans to monitor, mitigate and control such risks; and
•reports of the identified risks as part of the applicable strategy review or separately as a particular risk review, as considered necessary, to the Board and/or relevant Board committee, as applicable.
The Board’s oversight of these risks primarily occurs in connection with the exercise of its responsibility to oversee our business and monitor the implemented risk appetite, including through the review of our business transformation, AI business opportunities, long-term strategic plans, annual operating plans, financial results, material legal proceedings, workforce health, ESG initiatives, and executive succession plans. The Board’s committee structure and the collective

20

Our Corporate Governance
knowledge and experience of its members promotes a broad perspective, open dialogue and useful insights regarding risk increases the effectiveness of the Board’s role in risk oversight.
There are a number of ways our Board performs this risk oversight function, including the following:
•at its regularly scheduled meetings, the Board receives management updates on our business transformation, go-to-market activities, customer experience and actions, product innovation and product development activities (including for AI enablement), marketing initiatives, business operations, financial results, material litigation, and strategy and discusses risks related to the business;
•the Audit Committee assists the Board in its oversight of risk management by overseeing the Company’s enterprise risk management program, including monitoring application of risk appetite, major risk exposures such as financial, cybersecurity, privacy and data protection, ESG, and legal and regulatory, and the steps management has taken to control and monitor such exposures; quality and integrity of financial reports; compliance with applicable legal and regulatory requirements; quality and performance of our external auditor; our general policies and procedures regarding accounting and financial matters and internal controls; and our code of conduct and ethics program, including whistleblower updates, if any;
•the Audit Committee also receives quarterly reports from our Chief Information Security Officer assessing the status, adequacy and effectiveness of the cybersecurity program, reporting risks and mitigation plans. In addition, twice per year, or more as needed (including reports provided to the Board), the Audit Committee reviews and discusses the Chief Information Security Officer’s report on cybersecurity risks and mitigation plans and the steps the security team has taken to monitor and control related exposures and reports to the Board on these matters;
•the Compensation and People Committee annually receives reports and discusses with management risks relating to executive compensation, people management activities, including talent acquisition, retention management and development, corporate culture and employee engagement, belonging and inclusion practices, and stockholder feedback with respect to executive compensation program design and metrics used in the executive compensation program; and
•the Governance Committee assists the Board with oversight of our corporate governance framework, board effectiveness, board composition and succession planning, ESG program, and stockholder feedback with respect to corporate responsibility, environmental stewardship, and community outreach.
Compensation Risk Assessment
Based on an analysis conducted by management and reviewed by the Compensation and People Committee, we do not believe that our compensation programs for employees are reasonably likely to have a material adverse effect on the Company.
Director Education
The Company encourages directors to participate in continuing education programs focused on the Company’s business and industry, committee roles and responsibilities and legal and ethical responsibilities of directors, and the Company reimburses directors for their expenses associated with this participation. We also encourage our directors to attend various Teradata events. Continuing director education is also provided during Board meetings and other Board discussions as part of the formal meetings and may include internally developed materials and presentations as well as programs presented by third parties. In addition, new directors participate in extensive orientation sessions that are focused on corporate governance and the Company’s strategy and business.

2025 PROXY STATEMENT	21

Our Corporate Governance
Executive Management Succession Planning
In consultation with its Compensation and People Committee and CEO, the Board of Directors regularly reviews short- and long-term succession plans for all senior management positions and, in particular, our CEO. This review includes our CEO emergency leadership preparedness plan.
Criteria used in our succession planning for potential CEO successors include, among others:
Code of Ethics
Our Code of Conduct sets the standard for ethics and compliance for all of our directors, and employees, including our executive officers, chief accounting officer, and corporate controller. We expect our directors, executives, and employees to avoid any activity that is or has the appearance of being a conflict of interest with Teradata and our Code of Conduct. This includes not engaging in activities that compete with or are adverse to Teradata's interests, or that interfere with the proper performance of duties or responsibilities to Teradata, and not using confidential company information, company assets, or a person's position at Teradata for personal gain in violation of our policy.
We have clearly defined core principles that help establish and maintain our company culture where Teradata organizations and our employees constantly strive to exceed standards and expectations. We strive to do the right thing and hold ourselves accountable to each other...always. With the focus of always doing the right thing, we are committed to supporting human rights and have set high expectations and standards for our employees in locations globally. In addition, we have implemented systems and controls designed to ensure that slavery and human trafficking do not occur anywhere in our business or in our supply chain.
Our Code of Conduct and related materials are available on our corporate governance website at
www.teradata.com/about-us/corporate-governance/code-of-conduct. Our consistent pursuit of high ethical standards has resulted in Teradata being recognized by Ethisphere Institute as one of the World’s Most Ethical Companies every year since 2010.
Insider Trading Policy and Hedging and Pledging of Teradata Securities
We have adopted an insider trading policy and related procedures and processes (the "Policy") that we believe to be reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the NYSE listing standards. The Policy applies to (i) our employees, (ii) our executive leadership team, (iii) our Board of Directors, (iv) other individuals that may be designated as subject to the Policy from time to time, and (v) family members, other members of a person’s household, economic dependents, and entities controlled by the individuals covered by the Policy (the "Covered

22

Our Corporate Governance
Persons"). The Policy applies to all transactions in the Company’s securities, as well as to derivative securities relating to the Company’s securities, and prohibits transactions in the Company’s securities when in possession of material non-public information. In addition, the Policy provides for, among other things, applicable trading windows and blackout periods, pre-clearance requirements, and other trading limitations. Further, we consider it improper and inappropriate for any Covered Person to engage in short-term or speculative transactions in the Company’s securities. Our Policy provides the following restrictions and prohibitions:

•Short-Term Speculation: Discouraged for all Covered Persons, prohibited for executive leadership team members and members of the Board of Directors.
•Short Sales: Short sales of the Company’s securities are prohibited for all Covered Persons.
•Publicly Traded Options: Buying or selling Company options including puts, calls, or other derivative securities are prohibited for all Covered Persons.
•Derivative and Hedging Transactions: Trading in derivative securities of the Company or engaging in hedging transactions involving the Company's securities are prohibited for all Covered Persons. For purposes of the Policy, “derivative securities” include publicly traded options, short sales, puts, calls, covered calls, straddles, strips, or similar derivative securities whether or not issued directly by the Company or by any stock exchange, and “hedging transactions” include pre-paid variable forwards, equity swaps, collars and exchange funds designed to hedge or offset any decrease in the market value of the Company's securities held by the Company’s employees, officers and directors.
•Margin Accounts and Pledges: Executive leadership team members and members of our Board of Directors are prohibited from pledging Company securities as collateral for a loan or a margin purchase. While all other Teradata employees are not prohibited from pledging Teradata securities as collateral for loans, such employees are advised to exercise caution in holding Teradata securities in a margin account or pledging Teradata securities as collateral for a loan.
The foregoing summary of the Policy and procedures, including the derivatives trading and hedging limitations, is not complete and is qualified by reference to the Insider Trading Policy, a copy of which can be found as an exhibit to our Annual Report on Form 10-K for the fiscal year 2024.
Political Activities
Teradata’s Political Activities Policy Statement reinforces and declares our commitment to responsible corporate citizenship while also complying with applicable laws and related regulations regarding the use of corporate resources in connection with political activities.
We generally encourage our employees to feel free to participate in permitted political activities where they live and work, provided such activities occur solely in an individual and private capacity and not on behalf of the Company. In furtherance of these principles, the Political Activities Policy Statement provides that the Company and its affiliates will not make political contributions, or use any corporate funds or assets, for any candidates or political parties, including campaign committees and funds, caucuses, independent expenditure committees, or special interest groups engaged in lobbying activities. It further provides that employees who engage in partisan political activities, including the election process, must do so solely on their own behalf and not on the Company’s behalf or using Teradata resources.
Meetings and Meeting Attendance
The Board and its committees met throughout the year and acted by written consent from time to time, as appropriate. At each of its regular meetings, the Board had an opportunity to meet in executive session without the CEO present. Members of the senior management team regularly attend Board meetings to present information on our business and strategy, and Board members are welcome and encouraged to meet with employees worldwide and to attend industry, analyst, and other major events.
The Board and its committees met a total of 27 times last year. In 2024, each of the directors attended 75% or more of the total number of meetings of the Board and the committee(s) on which he or she serves. In addition, under the Board’s Corporate Governance Guidelines, our directors are expected to attend our annual meeting of stockholders each year. All of our directors attended the 2024 virtual annual meeting of stockholders.

2025 PROXY STATEMENT	23

Our Corporate Governance
Director Commitments
Under our Corporate Governance Guidelines, each Board member is expected to ensure that other existing and planned future commitments do not materially interfere with such member’s service as a director and that he or she devotes the time necessary to discharge his or her duties as a director. In assessing whether directors and nominees for director have sufficient time and attention to devote to board duties, the Governance Committee and our Board consider, among other things, whether directors may be “overboarded,” which refers to the situation where a director serves on an excessive number of boards. Under our Corporate Governance Guidelines, a director may not serve on the boards of more than three other public companies, no member of the Audit Committee may sit on the audit committees of more than two other publicly held companies, or, if the Board member is an active chief executive officer (or its equivalent) or executive officer of a publicly traded company, such person may not serve on the board of more than one other public company. Each of our directors is in compliance with this requirement, and our Board believes that each of our directors, including each of our director nominees, has demonstrated the ability to devote sufficient time and attention to board duties and to otherwise fulfill the responsibilities required of directors. We periodically review our director commitment policies.
Selection of Nominees for Directors
The Governance Committee is responsible for recommending candidates for membership to the Board. The director selection process and director qualification guidelines are described in detail in the Board’s Corporate Governance Guidelines, which are posted on our corporate governance website at www.teradata.com/about-us/corporate-governance/governance-guidelines.
In determining candidates for nomination, the Governance Committee will seek the input of the Chairman of the Board, the CEO and other directors. In addition, the Governance Committee will consider individuals recommended for Board membership by our stockholders in accordance with our bylaws and applicable law and may consider candidates put forth by external search or placement firms and/or formally engage such firms to assist it in identifying and evaluating qualified nominees.
In general, we desire to have a balanced group of directors who can perpetuate the Company’s long-term success and represent stockholder interests generally through the exercise of sound business judgment based on a diversity of experiences and perspectives. As part of the selection process, the Board and the Governance Committee use the qualification factors listed in our Corporate Governance Guidelines and examine candidates’ business skills and experience, personal integrity, judgment, and ability to devote the appropriate amount of time and energy to serving the best interests of stockholders, in addition to the desired composition of the Board as a whole and the Company’s current and future needs.
Although we do not have a formal diversity policy, the Board values diverse perspectives that represent different business and professional experiences, skills, backgrounds, geographical representation, and education.
While our Board does not have age or term limits, it seeks to balance director turnover. The Board believes that new perspectives and ideas are critical to a forward-looking and strategic board as is the ability to benefit from the valuable experience and familiarity that longer-serving directors bring to the board room.
Once a proposed candidate is identified, the Governance Committee may solicit the views of various Board members, our CEO, and any other individuals it believes may have insight into a particular candidate. The Governance Committee may designate one or more of its members and/or other Board members to interview any proposed candidate. The Governance Committee then will recommend a director nominee to the Board based on its evaluation of the criteria described previously.
As described under the caption “Director Qualifications and Attributes”, we believe our current directors represent a highly qualified and capable board with diverse perspectives and balanced tenure. If you are a stockholder and wish to recommend individuals for consideration as directors, you can submit your suggestions in writing to our Corporate Secretary. Recommendations by stockholders that are made in this manner will be evaluated in the same manner as other candidates. Stockholders who intend to nominate their own candidates for director election at our next annual meeting of stockholders must follow the procedures described in our bylaws, which are available on our corporate governance website at www.teradata.com/about-us/corporate-governance/articles-and-bylaws. See “Procedures for Stockholder Proposals and Nominations” for further details regarding how to nominate directors.
The directors nominated by the Board of Directors for election at the 2025 annual meeting were recommended by the Governance Committee and approved by our Board following the process described above. See “Director Qualifications and Attributes” and “2025 Director Nominees” for further details regarding the reasons and director attributes supporting

24

Our Corporate Governance
these nominations. All of these candidates for election are currently serving as our directors and have been determined by the Board to be independent.
Under the Board’s Corporate Governance Guidelines, if any director who is nominated for election at the 2025 annual meeting is not re-elected by the required majority vote, such director is required to promptly offer his or her resignation. The Board of Directors, giving due consideration to the best interests of the Company and our stockholders, is required to evaluate the relevant facts and circumstances, including whether the underlying cause of the director’s failure to receive the required majority vote can be cured, and make a decision on whether to accept the offered resignation. Any director who offers a resignation pursuant to this provision cannot participate in the Board’s decision process. The Board of Directors will promptly disclose publicly its decision and, if applicable, the reasons for rejecting the offered resignation. If the Board accepts a director’s resignation pursuant to this process, the Governance Committee will recommend to the Board of Directors whether to fill the resulting vacancy or reduce the size of the Board.

2025 PROXY STATEMENT	25

COMMITTEES OF THE BOARD
Committee Structure and Responsibilities
Our Board of Directors has four standing committees: the Audit Committee, the Compensation and People Committee, the Nominating and Governance Committee, and the Executive Committee.
Listed below is the current membership of our Board committees. Following the table is a summary of each’s committee’s responsibilities. Each of the Audit Committee, Compensation and People Committee, and Nominating and Governance Committee has a charter describing its specific responsibilities, which can be found on the corporate governance section of our website as follows:
•Audit Committee: www.teradata.com/about-us/corporate-governance/audit-committee-charter
•Compensation and People Committee: www.teradata.com/about-us/corporate-governance/compensation-and-people-committee-charter
•Nominating and Governance Committee: www.teradata.com/about-us/corporate-governance/nominating-and-governance-committee-charter
Board Committee Membership

NAME	EXECUTIVE COMMITTEE	COMPENSATION AND PEOPLE COMMITTEE	AUDIT COMMITTEE	NOMINATING AND GOVERNANCE COMMITTEE

Stephen McMillan	●

Lisa R. Bacus				●

Timothy C.K. Chou		●

Daniel R. Fishback	●	●

Michael P. Gianoni	●			●

Todd E. McElhatton			● E

Kimberly K. Nelson	●		● E

Joanne B. Olsen			●

John G. Schwarz		●

Number of Meetings in 2024	0	7	8	4
● Chair        ● Member    E Audit Committee Financial Expert

26

Committees of the Board
Audit Committee
•Acts as principal agent of our Board in overseeing our accounting and financial reporting process, disclosure controls and procedures, and audits of our financial statements and internal controls.
•Discusses with management and our independent auditor our annual audited financial statements and unaudited quarterly financial statements and recommends to our Board the inclusion of our annual audited financial statements in the Company’s annual report on Form 10-K.
•Responsible for the appointment, compensation, retention, and oversight of our independent auditor engaged to audit our financial statements and internal control over financial reporting.
•Oversees our major financial and risk exposures (including financial, cash investments, cybersecurity, information technology, privacy and data protection, business continuity, sustainability and other ESG risks, and legal and regulatory risks) and enterprise risk management program and reviews with management plans and actions to address these risks.
•Oversees the qualifications and performance of our internal audit function and internal auditors, and reviews with our management, our independent auditor, and the internal auditors the internal audit plan and activities.
•Reviews and discusses with management our periodic SEC filings and our quarterly earnings releases.
•Oversees our compliance with ethical, legal and regulatory requirements, including oversight of our ethics and compliance program. The Audit Committee relies on the expertise and knowledge of management, the internal auditors, and the independent auditor in carrying out its oversight responsibilities and meets with representatives of management, the internal auditors, and the independent auditor in executive session on a regular basis.
Each Audit Committee member is independent and financially literate, as determined by the Board under applicable SEC and NYSE standards. In addition, the Board has determined that because of their respective accounting and financial management expertise, each of Ms. Nelson and Mr. McElhatton are audit committee financial experts.
A report of the Audit Committee is set forth below in this proxy statement.
Compensation and People Committee
•Discharges the Board’s responsibility relating to the compensation of our executives.
•Establishes the annual goals and objectives of our CEO, after consulting with the independent members of the Board.
•Evaluates our CEO’s performance and, along with the independent members of the Board, determines the compensation of our CEO.
•Evaluates the performance of our other executive officers and approves the annual compensation for our other executive officers.
•Recommends to our Board for approval our executive compensation plans, including incentive compensation plans, and all equity-based compensation plans.
•Oversees our executive management succession planning and leadership development efforts, including advising the Board on succession planning with respect to the CEO.
•Oversees administration of the Company’s various benefit plans, including the Company’s 401(k) savings plan.
•Oversees the Company’s people management strategies and activities, including talent management and development, corporate culture, pay equity, talent acquisition, employee engagement, and belonging and inclusion initiatives.
•Reviews stockholder feedback on our executive compensation program.
•Reviews compensation policies and practices as they affect all employees and relate to risk management practices and risk-taking incentives.

2025 PROXY STATEMENT	27

Committees of the Board
•Reviews stock ownership guidelines and monitors compliance with such guidelines.
•Reviews policies with respect to the recovery or “clawback” of any excess compensation (including incentive compensation) paid to any of the Company’s executive officers.
Each Compensation and People Committee member is independent. The committee may form subcommittees with authority to act on the committee’s behalf as it deems appropriate and has delegated authority to our CEO and Chief People Officer to award equity to individuals other than executive officers in limited instances. In addition, the CEO conducts annual performance evaluations of executives and, after consulting with the Chief People Officer, provides this committee with his assessments and recommendations with respect to the amount and form of compensation for such executives.
Independent Compensation Consultant. The Compensation and People Committee retained Aon’s Human Capital Solutions practice, a division of Aon, plc (“Aon”) as its independent compensation consultant ("Compensation Consultant") throughout fiscal year 2024. See the “Compensation Consultant and Peer Group” section for further details regarding our Compensation Consultant.
Nominating and Governance Committee
•Determines and recommends to the Board the director nominees for election to our Board at our annual stockholder meetings and the filling of any vacancies on our Board.
•Reviews board composition and succession planning.
•Reviews and makes recommendation to the Board regarding the composition of Board committees.
•Annually assesses the independence of each director.
•Oversees the annual performance evaluation of the Board.
•Reviews the Board’s corporate governance practices and procedures.
•Reviews and makes recommendations to the Board concerning non-employee director compensation.
•Oversees the Company’s stockholder engagement program and ESG program activities.
•Reviews the Company’s Related Person Transactions Policy and Corporate Governance Guidelines.
Each member of the Governance Committee is independent.
The Governance Committee retained Aon as its independent compensation consultant to review our director compensation program in 2024. The Governance Committee reviewed the independence of Aon in light of SEC rules and NYSE listing standards regarding compensation consultants and has concluded that the firm’s work for the committee is independent and does not raise any conflicts of interest.
Executive Committee
The Executive Committee has the authority to exercise all powers of the full Board of Directors, except those prohibited by applicable law, such as amending the bylaws or approving a merger that requires stockholder approval. This committee meets between regular board meetings if urgent action is required.
Compensation Committee Interlocks and Insider Participation
During 2024, no member of the Compensation and People Committee was a current or former officer or employee of the Company. During 2024, none of our executive officers served as a member of the compensation committee (or board of directors serving the compensation function) or director of another entity where such entity’s executive officers served on our Compensation and People Committee or Board.

28

Committees of the Board
Communications with Directors
Stockholders and interested parties wishing to communicate directly with our Board of Directors, any individual director, the Chairman of the Board or, if applicable, the independent Lead Director, or our non-management or independent directors as a group are welcome to do so by writing our Corporate Secretary at Teradata Corporation, 17095 Via Del Campo, San Diego, CA 92127. The Corporate Secretary will forward any communications as directed. Any matters reported by stockholders or interested parties relating to our accounting, internal accounting controls or auditing matters will be referred to members of the Audit Committee as appropriate. Anonymous and/or confidential communications with the Board of Directors may also be made by writing to this address. For more information on how to contact our Board, please see our corporate governance website at www.teradata.com/about-us/corporate-governance/contact-the-board.

2025 PROXY STATEMENT	29

RELATED PERSON TRANSACTIONS
Under our Related Person Transactions Policy, the Governance Committee is responsible for reviewing and approving each transaction in which Teradata was a participant involving or potentially involving an amount in excess of $120,000 and in which a related person had a material interest. A related person is any director or executive officer, any immediate family member of a director or executive officer, a 5% or more stockholder, and any immediate family member of a 5% or more stockholder.
This policy provides for approval or ratification of each related person transaction in accordance with the procedures and policies discussed below (i) by our Governance Committee, or (ii) if the Governance Committee determines that the approval or ratification of such related person transaction should be considered by all of the disinterested members of the Board of Directors, by a majority vote of the disinterested members of the Board.
The policy requires our Chief Legal Officer to advise the Chair of the Governance Committee of any potential related person transaction involving in excess of $120,000 of which the Chief Legal Officer becomes aware, including management’s assessment of whether the related person’s interest in the potential related person transaction is material. The Governance Committee is required to consider such potential related person transaction, including whether the related person’s interest in the potential related person transaction is material, unless the Governance Committee determines that the approval or ratification of such potential transaction should be considered by all of the disinterested members of the Board of Directors, in which case such disinterested members of the Board will consider the potential transaction. Except as set forth below, we will not enter into a related person transaction that is not approved in advance unless the consummation of such transaction is expressly subject to ratification.
If we enter into a transaction that we subsequently determine is a related person transaction or a transaction that was not a related person transaction at the time it was entered into but thereafter becomes a related person transaction, then in either such case the related person transaction must be presented to the Governance Committee or the disinterested members of the Board of Directors, as applicable, for ratification. If the related person transaction is not ratified, then we are required to take all reasonable actions to attempt to terminate our participation in the transaction.
Factors that are reviewed by the Governance Committee or the Board of Directors, as applicable, when evaluating a potential related person transaction include: (i) the size of the transaction and the amount payable to a related person; (ii) the nature of the interest of the related person in the transaction; (iii) whether the transaction may involve a conflict of interest; (iv) whether the transaction is fair to the Company; (v) whether the transaction might impair independence of an outside director of the Company; and (vi) whether the transaction involves the provision of goods or services to us that are available from unaffiliated third parties and, if so, whether the transaction is on terms and made under circumstances that are at least as favorable to us as would be available in comparable transactions with or involving unaffiliated third parties.
Since the beginning of 2024, there were no related person transactions, and there are not currently any proposed related person transactions, that would require disclosure under the SEC rules.

30

ENVIRONMENTAL, SOCIAL AND GOVERNANCE
Rooted in our Core Principle of “accountability to each other,” we are dedicated to a sustainable future, fostering an inclusive culture, and empowering every individual to uphold high ethical standards in our business dealings. We continue to balance our economic success and accountability as we advance on our ESG journey.
What this means to us is that we intentionally value and encourage belonging and inclusion, promoting profitable sustainability for us and for our customers, and giving back to the communities where we live and do business. We believe that the interests of all our stakeholders – our stockholders, employees, customers, partners, suppliers, and communities – must be considered in our ESG strategy and in our daily operations.
Our Strategy
Our continuing commitment to corporate responsibility and ESG is embedded in our culture and core principles. To make our greatest impact, we intentionally pursue our efforts through our ESG strategic pillars: Data, People, Stewardship, and Integrity.

Pillar	Strategy

Data	Continue to leverage Teradata’s energy-efficient data and analytics platform to help our customers achieve their ESG ambitions – all in a secure environment

People	Invest in our global team to actively drive an equitable and inclusive culture while also fostering talent development, career progression, and community outreach

Stewardship	Reduce our environmental footprint through efficient use of natural resources, good stewardship, and proactive efforts across our supply chain

Integrity	Ensure accountability and build trust through transparent, ethical business practices and operations
These four pillars facilitate our focus on various areas we consider important and reflect the outcome of our materiality assessment. Our focus creates value for Teradata and our stockholders by helping us mitigate risks, reduce costs, build brand value, attract and retain employees, and identify new market opportunities to apply our technology to help address society’s most complex issues.
ESG Governance and Oversight
We have built a cross-functional governance structure for our ESG program and initiatives, including active involvement from our Board of Directors, executive leadership team, business leaders serving on our Corporate Citizenship Council, and employees through our ESG strategic pillars of Data, People, Stewardship, and Integrity. This structure enables us to leverage different perspectives to drive impactful decision-making.

2025 PROXY STATEMENT	31

Environmental, Social and Governance

Board of Directors
Our Board is actively engaged in the oversight of our ESG-related activities. Each Board committee charter reflects alignment with best practices and our ESG strategy. Our Board regularly receives updates from our committees with respect to these activities and engages with management on our ESG priorities. For a further description of these activities, see “Our Corporate Governance – Board Oversight of Risk” and “Committees of the Board”.

•Our Audit Committee provides oversight of our ethics and compliance program and our risk management program, which includes ESG-related risks and mitigation plans. The Audit Committee also oversees the integrity of our ESG controls, procedures and goals, and the assurance reports that we obtain to support our public disclosures.
•Our Compensation and People Committee provides oversight relating to matters regarding our people management, including our corporate culture, talent acquisition, retention and talent management.
•Our Governance Committee has primary oversight of the ESG program, including ESG goals and progress, integration of ESG activities into our business functions, and public disclosures, as well as stockholder feedback relating to our ESG program.

Executive Leadership Team
Our Chief Legal Officer and Chief Financial Officer, as the ESG executive co-sponsors, have ultimate management oversight of the ESG program. Our Chief People Officer is responsible for our people strategies and programs, and our Chief Marketing Officer is responsible for our community outreach activities and customer-facing ESG-related activities and support.

Corporate Citizenship Council
Our Corporate Citizenship Council, sponsored by our Chief Legal Officer and Chief Financial Officer, chaired by the ESG and Sustainability Senior Director, is a cross-functional advisory group composed of senior leaders from various functions and business operations who share ESG perspectives and recommendations on the goals, priorities, and progress for each ESG strategic pillar.

ESG Strategic Pillars	Each ESG strategic pillar: Data, People, Stewardship, and Integrity is led by a senior leader and includes subject matter experts with cross-functional expertise. Each pillar focuses on specific deliverables — prioritized based on their unique goals — while also preparing for future requirements and opportunities. Our ESG and Sustainability Senior Director provides oversight to our strategic cross-functional teams to ensure progress on our ESG initiatives.
ESG Commitments and Progress
At Teradata, ESG is a company-wide effort and the breadth of our ESG journey reflects the broad talent and commitment within our workforce. Our four ESG strategic pillars of Data, People, Stewardship, and Integrity focuses our efforts on areas where we believe we can make the most material impact.

Pillar	Commitment	Progress

Data	•Continue to innovate industry-leading data and analytics solutions that enable customers to address their own ESG challenges •Advance our ESG Carbon Footprint Analytics Accelerator
•Strengthened our AI product capabilities within VantageCloud and ClearScape Analytics with Teradata AI Unlimited
•Fully embedded the Carbon Footprint Analytics Accelerator into four core industry models

32

Environmental, Social and Governance

Pillar	Commitment	Progress
People	•Support employee career growth •Increase employee participation in community outreach, volunteerism, and charitable giving
•Quarterly Connects program was enhanced to include an annual skills-based evaluation and questions related to career goals and preferences
•28.7% employee participation in community outreach across 38 countries, showing growth in both areas

Stewardship
•Net Zero emissions across all scopes by 2050(1)
•Reach a 30% reduction in energy consumption by year-end 2025(2)
•Reduce Scope 1 and Scope 2 emissions by 34% by year-end 2025(2)
•Reach 50% of third-party spending with suppliers, taking targeted action to reduce their emissions by year-end 2025

•Net zero roadmap development has launched and includes four reduction levers to address our emissions:
◦Carbon accounting completeness and accuracy
◦Operational emissions
◦Supply chain emissions
◦Downstream emissions
•Energy and emission reduction is on track to meet our 2025 year-end goal(2)
•56% of our suppliers (by spend) report that they have adopted action-oriented emissions reduction goals

Integrity
•Increase transparency and accountability with third-party assurance
•Increase the depth and rigor of our ESG risk analysis
•Implement additional internal audit systems to further develop the integrity of our ESG program

•Received scopes 1 and 2 limited assurance for 2023 data
•Formalized our greenhouse gas risk analysis in the Enterprise Risk Registrar with quarterly reporting
•Implemented processes for our scopes 1 and 2 limited assurance

(1)Teradata follows the United Nation’s definition of Net Zero: “Cutting greenhouse gas emissions as close to zero as possible, with any remaining emissions re-absorbed from the atmosphere.”
(2)Compared to a 2021 baseline
ESG Awards and Recognitions
Teradata's ESG program has a long history of success, accolades and continuous improvements, and this past year was no exception, including those noted below.

Ethisphere Named a World's Most Ethical Company 16th year in a row
	EcoVadis Bronze Medal Top 35%	North America Index since 2009 World Index since 2014

2025 PROXY STATEMENT	33

STOCK OWNERSHIP
Ownership by Directors and Officers
This table shows our common stock beneficially owned as of March 21, 2025, by each executive officer named in the Summary Compensation Table of this proxy statement, each non-employee director, and the directors and executive officers as a group.

NAME	TOTAL SHARES BENEFICIALLY OWNED(1)	SHARES COVERED BY OPTIONS(2)	% OF CLASS BENEFICIALLY OWNED(3)

Non-Employee Directors

Lisa Bacus, Class II Director	61,883	—	*

Timothy Chou, Class II Director	6,216	—	*

Daniel Fishback, Class I Director	54,301	—	*

Michael Gianoni, Chairman of the Board and Class III Director	43,302	—	*

Todd McElhatton, Class III Director	19,654	—	*

Kimberly Nelson, Class I Director	39,964	—	*

Joanne Olsen, Class III Director	13,221	—	*

John Schwarz, Class II Director	88,558	—	*

Named Executive Officers

Stephen McMillan, President and Chief Executive Officer and Class I Director	208,856	—	*

Claire Bramley, Chief Financial Officer	59,845	—	*

Hillary Ashton, Chief Product Officer(4)	—	—	*

Richard Petley, Chief Revenue Officer	26,573	—	*

Michael Hutchinson, Chief Operating Officer	28,630	—	*

Directors and Executive Officers as a Group (16 persons)	864,312	5,957	*
*Less than one percent.
(1)Unless otherwise indicated, total voting power and total investment power are exercised by each individual and/or a member of his or her household. This column includes shares covered by options that are exercisable within 60 days of March 21, 2025 (as listed in the “Shares Covered by Options” column). This column also includes vested restricted share units, the receipt of which have been deferred, as follows: Mr. Fishback, 37,102 units; Ms. Nelson, 19,163 units; and Mr. Schwarz, 86,837 units. In each case, these shares subject to vested deferred restricted share units can be acquired by such person within 60 days upon such person ceasing to be a director or employee, as applicable.
(2)Includes shares that the executive officer or director or his or her respective family members have the right to acquire through the exercise of stock options within 60 days after March 21, 2025. These shares are also included in the “Total Shares Beneficially Owned” column.
(3)The total number of shares of our common stock issued and outstanding as of March 21, 2025 was 96,035,434.
(4)Ms. Ashton's departure from the Company was effective December 31, 2024.

34

Stock Ownership
Other Beneficial Owners of Teradata Common Stock
To the best of our knowledge, based on filings with the SEC made as of March 21, 2025 by beneficial owners of our stock, the following stockholders beneficially own more than 5% of our outstanding common stock.

NAME	TOTAL NUMBER OF SHARES	PERCENT OF CLASS(1)

The Vanguard Group(2) 100 Vanguard Blvd., Malvern, Pennsylvania 19355	13,152,004	13.7%

BlackRock, Inc.(3) 50 Hudson Yards, New York, New York 10001	11,415,178	11.9%

Lynrock Lake LP(4) 2 International Drive, Suite 130, Rye Brook, NY 10573	9,416,666	9.8%

Ameriprise Financial, Inc.(5) 145 Ameriprise Financial Center, Minneapolis, Minnesota 55474	5,856,627	6.1%
(1)Percent of class is based on 96,035,434 shares of Teradata common stock issued and outstanding as of March 21, 2025.
(2)Information is based on Amendment No. 17 to Schedule 13G filed by The Vanguard Group with the SEC on November 12, 2024. According to this filing, The Vanguard Group has sole dispositive power over 12,998,037 shares, shared dispositive power over 153,967 shares, sole power to vote 0 shares, and shared power to vote 44,778 shares.
(3)Information is based on Amendment No. 2 to Schedule 13G filed by BlackRock, Inc. with the SEC on January 24, 2024, which reported sole voting power over 10,837,744 shares and sole dispositive power over 11,415,178 shares. According to this filing, these shares are beneficially owned by the following subsidiaries of Blackrock, Inc.: BlackRock Life Limited, BlackRock International Limited, Aperio Group, LLC, BlackRock Advisors, LLC, BlackRock (Netherlands) B.V., BlackRock Fund Advisors*, BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Japan Co., Ltd., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock (Luxembourg) S.A., BlackRock Investment Management (Australia) Limited, BlackRock Advisors (UK) Limited, BlackRock (Singapore) Limited, and BlackRock Fund Managers Ltd. *Entity beneficially owns 5% or greater of the outstanding shares.
(4)Information is based on Schedule 13D filed by Lynrock Lake LP, Lynrock Lake Partners LLC and Cynthia Paul with the SEC on March 21, 2025, which reported sole voting and dispositive power over all of the shares. According to this filing, Cynthia Paul is the Chief Investment Officer of Lynrock Lake LP and the sole member of Lynrock Lake Partners LLC, its general partner, and Lynrock Lake LP is the investment manager of Lynrock Lake Master Fund LP, which holds all of these shares.
(5)Information is based on Amendment No. 4 to Schedule 13G filed by Ameriprise Financial, Inc. with the SEC on February 14, 2024, which reported shared voting power over 3,971,891 shares and shared dispositive power over 5,856,627 shares, including 3,577,211 shares and 5,460,026 shares, as to which its subsidiary Columbia Management Investment Advisers, LLC reported shared voting power and shared dispositive power, respectively.

2025 PROXY STATEMENT	35

DIRECTOR COMPENSATION
Teradata’s Director Compensation Program is designed to enhance our ability to attract and retain highly qualified independent directors and to align their interests with the long-term interests of our stockholders. The program consists of both a cash component, designed to compensate independent directors for their service on the Board and its committees, and an equity component, designed to align the interests of independent directors and stockholders.
The compensation of the Company’s non-employee directors under the Director Compensation Program is reviewed on an annual basis by the Governance Committee with competitive benchmarking provided periodically by an independent compensation consultant retained by the committee. For 2024, the Governance Committee engaged Aon to conduct a competitive market analysis of Teradata’s director compensation levels compared to the Company’s peers, using Teradata’s executive compensation peer group at the time. Following this process and on the recommendation of Aon, the Governance Committee determined that the compensation levels were reasonable, aligned with current and best practices, and within market levels and, therefore, no changes were made to the director compensation levels.
Annual Retainers
The Director Compensation Program, for the 2024 – 2025 board year (the period between the Company’s annual stockholders’ meetings), includes the following annual retainers for service on the Board which remained unchanged from the prior board year:

Each non-employee director for board service	$60,000

Additional retainers:

Non-executive Chairman of the Board of Directors	$120,000

Each Audit Committee member (including the Chair)	$15,000

Each Compensation and People Committee member (including the Chair)	$10,000

Each Governance Committee member (including the Chair)	$5,000

Governance Committee Chair	$15,000

Audit Committee Chair	$35,000

Compensation and People Committee Chair	$25,000
Prior to January 1 of each year, a director may elect to receive all or a portion of his or her annual retainer in Teradata common stock instead of cash. In addition, a director may elect to defer receipt of shares of common stock payable in lieu of cash. Payments for deferred stock may be made only in shares of Teradata common stock.
Annual Equity Grant
The Director Compensation Program provides that, on the date of each annual meeting of stockholders, each non-employee director will be granted restricted share units (“RSUs”) to purchase a number of shares of Teradata common stock in an amount determined by the Governance Committee and approved by the Board. For the 2024 – 2025 board year, each of the non-employee directors received an annual equity grant on May 14, 2024 consisting of RSUs with a total dollar value of $250,000. The RSUs vest over a one-year period in four equal quarterly installments, and directors may elect to defer receipt of their vested shares.

36

Director Compensation
Initial Equity Grant
The Director Compensation Program also provides that upon initial election to the Board, each non-employee director will receive a grant of RSUs, with the same vesting schedule as the annual grant described above. For the 2024 – 2025 board year, the initial equity grant consisted of RSUs with a total dollar value of $75,000. Similar to the annual grant, a director may elect to defer receipt of the vested shares subject to the RSUs.
No director received an initial equity grant in 2024.
Mid-Year Equity Grant
Under the Director Compensation Program, for directors that are newly elected to the Board after the annual meeting of stockholders, the Board has the discretion, based on the recommendation of the Governance Committee, to grant a mid-year equity grant in the form of stock options and/or awards of restricted shares or RSUs to such newly elected directors. A mid-year equity grant, if awarded, can be made in lieu of an annual equity grant for new directors who begin service after the annual grants described above are awarded and historically have been made to establish pay equity for directors. Mid-year equity grants made in the form of RSUs have the same vesting schedule and deferral alternatives as the annual grants described above. Option grants made in connection with a mid-year equity grant will be fully vested and exercisable on the first anniversary of the grant.
No director received a mid-year grant in 2024.
Director Compensation Limits
As provided in our Teradata 2023 Stock Incentive Plan, there is an upper total limit on annual director compensation equal to the sum of any cash compensation and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of awards granted to a director as compensation for services as a member of our Board during any fiscal year of $500,000.
Benefits
We do not provide any retirement or other benefit programs to our non-employee directors.
2024 Director Compensation Table
The following table provides information on compensation paid to our non-employee directors in 2024.

NAME	FEES EARNED OR PAID IN CASH(1) ($)	STOCK AWARDS(2)(3) ($)	TOTAL ($)

Lisa Bacus	65,000	235,033	300,033

Timothy Chou	70,000	235,033	305,033

Daniel Fishback	95,000	235,033	330,033

Michael Gianoni, Chairman	200,000	235,033	435,033

Todd McElhatton	75,000	235,033	310,033

Kimberly Nelson	110,000	235,033	345,033

Joanne Olsen	75,000	235,033	310,033

John Schwarz	70,000	235,033	305,033
(1)Represents the annual cash retainers earned for 2024.

2025 PROXY STATEMENT	37

Director Compensation
(2)This column shows the aggregate grant date fair value, as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation, of the (i) annual award of an RSU representing 6,927 shares of the Company’s common stock that were granted to our non-employee directors on May 14, 2024 for the 2024 – 2025 board year (the “Annual Director RSU”). See Note 7 of the Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (our “2024 Annual Report”) for an explanation of the assumptions we made in the valuation of these awards. The per share grant date fair value, which is the value reflected in the table above, of the Annual Director RSU is $33.93. The number of RSUs underlying the Annual Director RSU was determined by dividing $250,000 by $36.09, which stock price reflects the average of the closing per-share price of Teradata common stock for the 20 trading days immediately preceding the date of the equity award (the “20-Day Average”).

The number of unvested RSUs outstanding as of December 31, 2024 for each of the non-employee directors is 3,464 for each of the directors.
(3)There were no options granted to the non-employee directors for the 2024 – 2025 board year. In addition, none of our non-employee directors had any option awards outstanding as of December 31, 2024.
Director Stock Ownership Guidelines
Under the Board’s Corporate Governance Guidelines, each director should hold stock valued at no less than five times the amount of the $60,000 annual retainer paid to such director within five years after he or she is first elected to the Teradata Board of Directors. Stock or stock units beneficially owned by the director, for which beneficial ownership is not disclaimed, including stock or stock units held in a deferral account, are taken into account. As of December 31, 2024, all of our directors were in compliance with these ownership guidelines.

NO INCORPORATION BY REFERENCE
In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the following “Compensation and People Committee Report on Executive Compensation” and the “Audit Committee Report” contained in this proxy statement specifically are not incorporated by reference into any other filings with the SEC and shall not be deemed to be “Soliciting Material” under SEC rules. In addition, this proxy statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.

38

COMPENSATION AND PEOPLE COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation and People Committee of the Board of Directors (the “Committee”) manages the Company’s compensation programs on behalf of the Board of Directors. The Committee reviewed and discussed with the Company’s management the Compensation Discussion and Analysis included in this proxy statement. In reliance on the review and discussions referred to above, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Dated: March 24, 2025
The Compensation and People Committee:
Daniel R. Fishback, Chair
Timothy C.K. Chou, Member
John G. Schwarz, Member
COMPENSATION DISCUSSION AND ANALYSIS
Named Executive Officers
This Compensation Discussion and Analysis (this “CD&A”) describes the 2024 compensation program established by the Compensation and People Committee (the “Committee”) for our named executive officers. Our named executive officers for 2024 include:

NAME	POSITION

Stephen McMillan	President and Chief Executive Officer

Claire Bramley(1)	Chief Financial Officer

Hillary Ashton(2)	Chief Product Officer

Richard Petley(3)	Chief Revenue Officer

Michael Hutchinson(4)	Chief Operating Officer

(1)Ms. Bramley resigned as Chief Financial Officer and her last day with the Company is March 31, 2025.
(2)As part of the restructuring activities announced during 2024 and as a result of personal reasons, Teradata realigned the leadership of the Products Organization and eliminated the position of Chief Product Officer held by Hillary Ashton, effective as of December 31, 2024.
(3)Mr. Petley is based in the United Kingdom ("U.K.") and his cash compensation was paid in British pounds for the year ending December 31, 2024. The amounts presented in the narrative and tables in this section have been converted from British pounds to U.S. dollars using the closing exchange rate on December 31, 2024 of 1 GBP = $1.25651.
(4)Mr. Hutchinson was appointed to the newly created role of Chief Operating Officer effective February 24, 2025. During all of 2024 he held the position of Chief Customer Officer, as such, the compensation reported in this proxy statement is for his Chief Customer Officer role.

2025 PROXY STATEMENT	39

Compensation Discussion and Analysis
Section 1: EXECUTIVE SUMMARY
Our Strategy and Business Highlights
We believe that people thrive when empowered with trusted information. We are focused on helping organizations improve business performance, enrich customer experiences, and integrate data across the enterprise. As such, we strive to innovate and deliver trusted solutions for their toughest data and analytics challenges. Teradata Vantage is our open and connected hybrid cloud analytics and data platform for trusted AI at scale that is designed to allow organizations to leverage all their data across an enterprise. Whether in public or private clouds, in multi-cloud, or on-premises, Teradata Vantage comprises deployment options that are designed to address the full span of data analytics and AI needs. Our key capabilities of ClearScape Analytics™ and Query Grid™ are included across all of our Vantage deployment options. Across Teradata, we are executing to advance in our transformation as a leading hybrid cloud analytics and data platform. We believe that Teradata is well positioned to compete and win with our robust open and connected capabilities both in cloud and on-premises.

In 2024, our accomplishments included the following:

✓	We expanded our Teradata Vantage platform to support open-table format ("OTF") data storage, Apache Iceberg and Linux Foundation Delta Lake, in addition to traditional object store models.

✓
We provided customers greater innovation opportunities for AI with our bring-your-own-LLM (“BYO-LLM”) integration functionality designed to allow customers to take advantage of small and mid-size open LLMs by bringing the model to the data and minimizing expensive data movement, which helps to maximize the security, privacy, and trust of the data.

✓
We established a collaboration with NVIDIA, which includes plans to integrate NVIDIA NeMo and NVIDIA NIM microservices, which is designed to accelerate AI workloads and support the development of foundation and customized LLMs, agentic workflows, and retrieval-augmented generation ("RAG") applications.

✓
We launched additional features and productivity enhancements to ClearScape Analytics that are designed to enhance data science productivity to easily convert legacy pyspark code to Teradata machine learning, eliminating the need for re-engineering or data movement, which can significantly reduce complexity and costs.

✓
We now offer Teradata VantageCloud Lake, including ClearScape Analytics, on Google Cloud and integrated it with Google Cloud’s robust AI technologies, Vertex AI platform, and Gemini models, which is expected to offer customers a modern data platform for multiple types of AI, from scaling predictive AI initiatives to powering new generative AI use cases. Availability on Google Cloud is in addition to our already existing availability on Amazon Web Services ("AWS") and Microsoft Azure.

✓
Teradata AI Unlimited was made available natively in Microsoft Fabric. AI Unlimited in Microsoft Fabric leverages OTF in OneLake to create shortcuts to data across cloud object stores, enabling customers to take advantage of more than 150 ClearScape Analytics functions without the time or expense of moving data for each workload experience.

✓
These and other advancements helped Teradata to be recognized by leading industry analysts:
•Recognized for our vision and execution in the 2024 Cloud Database Management System Magic Quadrant by Gartner® and placed among the highest ranked five vendors across every evaluated use case in Gartner's Critical Capabilities for Cloud Database Management Systems for Analytical Use Cases, highlighting the breadth and strength of our product capabilities.
•Received designation as a 2024 Customers’ Choice for Cloud Database Management Systems in the Gartner Peer Insights ‘Voice of the Customer’ report.
•Recognized as a leader in the Forrester Wave™: Enterprise Data Fabric, Q1 2024 and Cloud Data Warehouse, Q2 2023.

✓	We continued advancing our partner-focused approach with valued relationships with the three leading cloud service providers (AWS, Google Cloud, and Microsoft Azure).

40

Compensation Discussion and Analysis
2024 Financial Highlights and Key Compensation Decisions
•During 2024, we achieved 18% growth in our cloud business (in constant currency ("CC")), released innovative technology, and generated durable free cash flow.
•A summary of our 2024 financial results is as follows:

$609M	$1.16
Public Cloud ARR	GAAP Diluted Earnings Per Share

$1.474B	$2.42
Total ARR	Non-GAAP Diluted Earnings Per Share

$1.479B	$303M
Recurring Revenue	Cash Flow from Operations

$1.750B	$277M
Total Revenue	Free Cash Flow

$209M	$356M
Operating Income	Non-GAAP Operating Income

Notes: The following defined terms apply to the above disclosure:
•The impact of currency is determined by calculating the prior-period results using the current-year monthly average currency rates. See the foreign currency fluctuation schedule, which is used to determine revenue on a CC basis, on the Investor Relations page of the Company’s website at investor.teradata.com. This website is not incorporated by reference in this proxy statement.
•Public Cloud ARR (included within Total ARR) is defined as the annual value at a point in time of all contracts related to public cloud implementations of Teradata VantageCloud and does not include ARR related to private or managed cloud implementations.
•Total ARR is defined as the annual value at a point in time of all recurring contracts, including subscription, cloud, software upgrade rights, and maintenance. ARR does not include managed services and third-party software.
•Non-GAAP Diluted EPS, Non-GAAP Operating Income, and Free Cash Flow are non-GAAP financial measures. Please refer to Appendix B of this proxy statement for definitions and reconciliations to the GAAP financial measures.
•Continued Robust Stockholder Engagement Activities: Since 2015, we have regularly engaged with stockholders to solicit their input regarding our executive compensation program. This past year, we again sought feedback from our largest institutional investors, representing over 65% of Teradata’s outstanding shares. Our discussions with investors covered a number of executive compensation themes, including support for our following practices:
•that a meaningful portion of the long-term incentive is allocated to equity awards that are based on long-term performance goals with a strong rationale and linkage to our business strategy;
•use of Public Cloud ARR, Total ARR, Non-GAAP Operating Margin, and Free Cash Flow were appropriate performance measures for us to drive the short-term and long-term financial performance stockholders deem essential for our Company during 2024; and
•being proactive and transparent in discussing our plans for changes beginning with our 2025 executive compensation program, including the introduction of a Rule of 40 (defined as total revenue growth plus EBITDA margin) performance measure, which is considered an important financial performance measure by our stockholders to assess the health of the Company.

2025 PROXY STATEMENT	41

Compensation Discussion and Analysis
We have considered the results of our discussions with stockholders in making decisions regarding executive compensation. See "Investor and Stockholder Outreach" for additional information regarding our engagement with stockholders.

•Strong Say-On-Pay Support: We received strong support from our stockholders for our executive compensation program, with 95.4% “Say-On-Pay” approval at our 2024 annual meeting. The Committee views this strong result as confirmation that our compensation program is appropriately structured to support our strategic initiatives and reflects our pay-for-performance commitment.
•Compensation Tied to our Performance and the Execution of our Strategy: Our executive compensation program is heavily weighted to compensation that is tied to performance and the execution of our profitable growth strategy, as noted in the following table.

2024 PERFORMANCE-BASED COMPENSATION PROGRAM COMPONENTS
PLAN	MEASURE	WEIGHTING	TIE TO PERFORMANCE AND STRATEGY
Annual Cash Incentive Plan – 2024 Management Plan	Total ARR Growth(1),(4)	30%	Drive annual recurring revenue growth

	Public Cloud ARR Growth(2),(4)	30%	Drive cloud growth strategy

	Non-GAAP Operating Margin(3),(4)	40%	Maintain focus on profitability while growing recurring revenue

Long-Term Incentive Plan – 2024 – 2026 LTIP	2026 Total ARR(1), (4),(5)	40%	Drive recurring revenue over multi-year period

	2026 Total Public Cloud ARR(2), (4),(5)	20%	Drive recurring revenue over multi-year period with a focus on our cloud growth strategy

	2024 - 2026 Free Cash Flow (4),(5),(6)	40%	Focus on long-term cash-generating ability
(1)Total ARR is defined as the annual value, at the end of the period, of all recurring contracts, including subscription, cloud, software upgrade rights, and maintenance. Total ARR does not include managed services and third-party software.
(2)Public Cloud ARR (included within Total ARR) is defined as the annual value, at a the end of the period, of all contracts related to public cloud implementations of Teradata VantageCloud and does not include ARR related to private or managed cloud implementations.
(3)Non-GAAP Operating Margin is defined as the Company’s reported operating income, excluding stock-based compensation expense under FASB ASC Topic 718 and any other special items identified in the Company’s earnings releases and/or as identified in the Company’s financial statements or notes to the financial statements. Please refer to Appendix B for additional information on this non-GAAP financial measure, including reconciliations to the nearest GAAP measures.
(4)When establishing the performance objectives under the 2024 Management Plan and the 2024 – 2026 performance-based RSUs ("2024 – 2026 LTIP"), the Committee approved specific and typical adjustments, consistent with past practice, to actual performance for each performance measure, such that actual results would be increased or decreased, as applicable, for foreign exchange rate fluctuations, any significant acquisition or divestiture, and/or changes in applicable federal accounting standards.
(5)Performance will be determined based on the achievement at the end of the 3-year performance period.
(6)Free Cash Flow is defined as cash provided/used by operating activities, less capital expenditures for property and equipment, over the cumulative 3-year performance period. Please refer to Appendix B for additional information on this non-GAAP financial measure, including reconciliations to the nearest GAAP measures.

42

Compensation Discussion and Analysis
•Public Cloud ARR Performance Measures are used in our 2024 Management Plan and 2024 – 2026 LTIP to Address the Continued Importance of our Cloud Growth Strategy over both the Short- and Long-Term: Our transition to a cloud growth strategy has contributed meaningfully to our success and is expected to continue to contribute to our future growth. To align pay and performance that reflects our commitment to our cloud growth strategy over the short- and long-term, performance measures with a focus on cloud are included in both plans, with the 2024 Management Plan focused on Public Cloud growth during 2024 and the 2024 – 2026 LTIP focused on the amount of Total Public Cloud ARR as of the end of 2026. Use of Public Cloud ARR Growth and Total Public Cloud ARR performance measures also aligns with measures that we understand our stockholders use to evaluate our performance.
•The Performance Measures in our 2024 Short- and Long-Term Plans are Designed to Measure and Reward for Different Aspects of our Cloud and Profitable Growth Strategies:
◦2024 Management Plan: Includes short-term growth metrics of 2024 Total ARR Growth and 2024 Public Cloud ARR Growth that are equally weighted to encourage a balanced focus on our Public Cloud ARR and Total ARR growth during 2024 since 2024 was another year where we needed to be focused on increasing the overall amount of Public Cloud ARR as part of our Total ARR composition.
◦2024 – 2026 LTIP: Includes long-term Total ARR and Total Public Cloud ARR performance measures that are each measured as of the end of a three-year performance period as of the end of 2026. The 2026 Total ARR performance measure is weighted at 40% and the 2026 Public Cloud ARR performance measure is weighted at 20%, which is designed to encourage the increase in the cloud portion of Total ARR over the three-year performance period, but also ensure we are focusing on providing the platform that the customer requires, whether on-premises, hybrid, or cloud over the long-term. Having Total ARR and Total Public Cloud ARR, each as of the end of 2026 in the 2024 – 2026 LTIP, with the Total ARR measure being weighted higher than Public Cloud ARR also helps us focus on our mix of revenue and the growth of the public cloud portion of our overall business over the 3-year performance period, but not to the detriment of Total ARR, particularly as the size of our cloud business continues to grow.
◦The Committee believes that having both Total ARR and Total Public Cloud ARR performance measures in each of the 2024 short- and long-term incentive plans reduces the risk that any actions would be taken to sacrifice long-term growth to meet annual targets or vice versa and to ensure we stay focused on growing our on-premises, hybrid, and cloud offerings while also continuing to grow overall in the short-term and over the long-term. In addition, the use of Total ARR and Total Public Cloud ARR performance measures also aligns with measures that we understand our stockholders use to evaluate our performance.
•Our 2024 financial performance resulted in payouts under each of our 2024 Management Plan and our long-term incentive plan consisting of 3-year performance based restricted share unit awards for the 2022 – 2024 performance period (“2022 – 2024 LTIP”) of 80% and 72%, respectively. The specific measures, weightings and goals, actual performance, and achievement level for our 2024 Management Plan and 2022 – 2024 LTIP are detailed below.
•As discussed in more detail in this CD&A, 2024 was a challenging year for Teradata, primarily due to elongated deal closing cycles and a shift in customer buying patterns. As a result, we had certain long-term incentive awards that were no longer performing. As described in more detail in the “Adjustment to Performance Goals: 2023 – 2025 LTIP and 2024 – 2026 LTIP” section of the CD&A, the Committee determined it was prudent and necessary to adjust the performance goals for the 2023 – 2025 performance-based RSUs ("2023 – 2025 LTIP") and the 2024 – 2026 LTIP to help ensure stability and retention of critical roles at Teradata and to continue to incentivize the achievement of the Company's revised long-range financial plan. The Committee viewed making adjustments as a better outcome to make these awards productive as opposed to not taking any action or offering one time grants or other costly and dilutive actions that would not be beneficial to our stockholders.

2025 PROXY STATEMENT	43

Compensation Discussion and Analysis
Pay-For-Performance Commitment
Teradata is committed to rewarding talent that drives our organizational success. In 2024, we continued to emphasize a culture of high performance, and our talent and rewards strategies centered on incentive programs that provided rewards based on meaningful demonstrations of business achievements and individual performance contributions to the Company.
The Committee has designed the compensation program for our named executive officers to reflect the importance placed on Company and business achievement. The Committee also delivers the majority of compensation in the form of equity where the value of any payouts of such equity awards is directly tied to stock price performance, which enhances the alignment between our named executive officers and investors. To that end, our core compensation program is closely aligned with Company performance and consists of base salary, an annual cash incentive, and long-term equity incentives as assessed over a 3-year period. As illustrated below, in 2024, approximately 59% of the target total direct compensation for our CEO, Mr. McMillan, and approximately 58% for the other named executive officers was performance-based.

44

Compensation Discussion and Analysis
Section 2: COMPENSATION PHILOSOPHY AND GOVERNANCE
Our executive compensation program is designed to attract, retain and align our business leaders with our goals to drive financial and strategic growth, while also delivering long-term stockholder value. Like our business, this program must be dynamic and adjusted regularly to align with our intensely competitive and changing business. Underlying this evolving structure, all our compensation programs promote sound governance and balance, driving results while mitigating risks. To that end, the Committee has implemented governance best practices to reduce compensation risks and to align compensation with industry norms and stockholder interests. See "Best Practices We Follow" below and Section 6 of this CD&A for more details regarding some of these key policies and practices.

Best Practices We Follow

✓ ESTABLISH COMPETITIVE COMPENSATION LEVELS for our named executive officers within the technology industry	✓ MAINTAIN A “DOUBLE TRIGGER” for change in control severance benefits and equity award vesting	✓ MINIMIZE COMPENSATION RISKS by periodically reviewing our compensation program to confirm that our compensation policies and practices are not encouraging excessive or inappropriate risk-taking	✓ MAINTAIN STOCK OWNERSHIP GUIDELINES in line with stockholder interests requiring robust ownership levels for executive officers

✓
MAINTAIN
CLAWBACK AND
HARMFUL ACTIVITY
POLICIES
to recover
cash or equity incentive
compensation based on
financial results that were later restated and
cancel outstanding equity awards and recover
realized gains if executives are terminated for cause or engage in certain other harmful activity
	✓ RETAIN AN INDEPENDENT COMPENSATION CONSULTANT to provide expert objective, third-party advice regarding executive pay programs and competitive market practices	✓ HOLD ANNUAL ADVISORY VOTE ON EXECUTIVE COMPENSATION AND ENGAGE WITH STOCKHOLDERS ANNUALLY to give investors the opportunity to express their views on pay on a regular basis	✓ REVIEW OVERHANG LEVELS AND BURN RATES to confirm that our standards are consistent with industry norms and stockholder expectations

x NO EXCISE TAX GROSS-UPS in Company severance plans	x NO HEDGING OR PLEDGING of Company stock by executive officers	x NO “REPRICING” of stock options or granting of discounted stock options	x NO FIXED TERM EMPLOYMENT AGREEMENTS OR DEFINED BENEFIT PLANS for our executive officers

2025 PROXY STATEMENT	45

Compensation Discussion and Analysis
Section 3: CORE COMPENSATION PROGRAM
Our executive compensation program is designed to incentivize our executive officers to pursue and execute on our priorities and promote profitable growth. The core elements of our executive officers’ compensation consist of base salary, an annual cash incentive, and a long-term incentive, which the Committee believes such compensation elements are reasonable and appropriate for the Company at this time. For 2024, our annual cash incentive and 60% of our long-term incentive is tied to performance and closely linked to our Public Cloud, Total ARR, and profitable growth strategies and continued value creation for our stockholders.

ELEMENT	CHARACTERISTIC	PURPOSE

Base Salary	A fixed amount, paid in cash and reviewed annually and, if appropriate, adjusted.	Provide a source of fixed income that is market competitive and reflects scope and responsibility of the position held.

Annual Cash Incentive	A variable, short-term element of compensation, payable in cash based on achievement of pre-established annual financial goals.	Motivate and reward our executive officers for achievement of annual financial goals intended to drive the focus on our priorities and overall profitable growth.

Long-Term Incentive
A variable, long-term element of compensation, provided in the form of:
•60%: performance-based restricted stock units that is payable based on achievement of various financial goals at the end of a three-year performance period; and
•40%: time-based restricted stock units that vest annually over three years.

Align the interests of our executive officers with our stockholders; encourage focus on long-term company performance measures that are deemed strategically and operationally important to our Company; promote retention of our executive officers; and encourage significant ownership of our common stock.

Executive Compensation Process
After the completion of the fiscal year, the CEO conducts annual performance evaluations for the prior year for each executive officer. After consulting with the Chief People Officer and the Compensation Consultant, the CEO provides the Committee with the performance assessments and recommendations with respect to the amount and form of compensation for such executives for the current fiscal year at the Committee's first meeting of the fiscal year. With regard to our CEO, the independent members of the Board conducts the CEO annual performance evaluation at the first Board meeting of the fiscal year. The Compensation Consultant meets with the independent members of the Board in executive session at this meeting to review compensation recommendations for the CEO for the current fiscal year. Neither the CEO nor the Chief People Officer provide input or recommendations with respect to his or her own compensation.
At its first meetings of each fiscal year (in January and/or February), the Committee reviews and approves compensation for each of our executive officers for the current fiscal year (or the independent members of the Board with regard to our CEO's compensation), which generally includes:
•changes, if any, to base salary;
•for the annual cash incentive awards, setting (i) the target opportunity expressed as a percentage of base salary and (ii) performance measures, weightings, goals and performance adjustment events; and
•for the long-term incentive awards, (i) setting the total long-term incentive opportunity amount for each executive officer, (ii) approving the allocation of the long-term incentive awards for service-based restricted stock unit awards; (iii) approving the allocation to the three-year performance restricted stock unit awards, including the performance measures, weightings, goals and adjustment events, and (iv) at the Committee's first meeting to

46

Compensation Discussion and Analysis
occur after the Company's year-end earnings are released, approves the grant of equity awards for each executive officer consistent with the long-term incentive opportunity amount previously approved for that person.
In connection with the Committee's review and approval of executive officer compensation (or the independent members of our Board for CEO compensation), the Committee evaluates information regarding:
•competitive market compensation data prepared by the Compensation Consultant based on the Company's peer group, including for base salary, total cash compensation, and total direct compensation;
•scope, complexity, experience, and tenure of the executive officer’s position, individual contributions and performance, as well as internal pay equity;
•prior and expected financial performance of the Company; and
•the CEO recommendation for the form and amount of compensation for executive officers, other than the CEO.
Throughout the fiscal year, the Committee receives updates on the anticipated performance of the annual cash incentive award and the outstanding long-term incentive awards. In addition, the Committee receives frequent updates on compensation trends from the Compensation Consultant and the compensation methods used by the Company's compensation peer group. At the end of the fiscal year, typically during its last meeting of the fiscal year, the Committee reviews proposed performance measures for the following year's annual incentive plan and long-term incentive plan.
At the Committee's first regular meeting of the fiscal year, management presents a summary of, and the Committee certifies, actual performance as compared to the pre-established performance goals in the annual cash incentive plan and the outstanding long-term incentive plans. The Committee (or the independent members of the Board for CEO compensation) also approves the payouts of the awards under these plans, each subject to the release of the Company's year-end earnings, if such event had not yet occurred.
Additional details of the executive compensation process by the Committee and Board, as applicable, are disclosed, as relevant, in the respective compensation element sections that follow.
We do not have any formal policies for allocating compensation among base salary, annual cash incentive awards, and long-term incentive equity grants. Instead, the Committee exercises judgment to establish a total compensation program for each executive officer that is comprised of a combination of short- and long-term incentive compensation and cash and non-cash compensation, that the Committee believes is appropriate to achieve the goals of our executive compensation program and our profitable growth strategy. In addition, the Company does not generally grant stock options or stock appreciation rights and did not grant any of these instruments during fiscal 2024. The Committee grants other equity-based awards to our executive officers and other key employees on both an annual and as-needed basis, which is typically in connection with promotions. We do not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation, and it is the Committee’s practice to generally avoid granting equity awards during periods in which there is undisclosed material non-public information about the Company.
Summary of 2024 Compensation Decisions
Base Salary
We provide a base salary to retain and attract key executive talent and to align our compensation with market practices. Base salaries are reviewed and established by the Committee (or the independent members of the Board for CEO base salary) on a competitive basis each year commensurate with executives with similar experience levels and capabilities in the marketplace. In particular, the Committee or the Board, as relevant, takes into consideration the following factors in setting or reviewing base salaries for our executive officers: current base salary; positioning relative to competitive market compensation data; scope and complexity of the position; experience; tenure; historical and current levels of function, division and individual performance; future potential; recommendations from the CEO for executive officers other than the CEO; and internal pay comparisons.
The base salary level for Mr. McMillan remained unchanged for 2024. Mr. Petley's base salary increased as a result of his promotion to Chief Revenue Officer in April 2024. The other named executive officers received a merit increase of between 3% to 4% for 2024.

2025 PROXY STATEMENT	47

Compensation Discussion and Analysis

	ANNUAL BASE SALARY ($)		CHANGE (%)
NAME	2024	2023

Stephen McMillan	800,000	800,000	0.00

Claire Bramley	520,000	500,000	4.00

Hillary Ashton	515,000	500,000	3.00

Richard Petley	534,017	502,604	6.25

Michael Hutchinson	426,400	410,000	4.00
Annual Cash Incentive Awards
Our named executive officers participated in our 2024 annual cash incentive program under the 2024 Management Plan.
At the end of the fiscal year, during its last meeting of the fiscal year, the Committee reviews proposed performance measures for the following year's annual incentive plan. Then, at the beginning of each fiscal year, during its first meetings of the fiscal year (in January and/or February), the Committee approves a target award expressed as a percentage of base salary for each executive officer (other than the CEO, as that amount is approved by the independent members of the Company's Board) and specific performance measures, weightings, goals and performance adjustment events, if any. For each performance measure, a threshold, target and maximum level of performance is defined, which have corresponding payout percentages. The target level set for each performance measure is aligned with our annual financial plan. Following the end of the fiscal year, at the Committee's first meeting of the fiscal year, management presents a summary of, and the Committee certifies, actual performance as compared to the pre-established goals together with a corresponding payout percentage, which is expressed as a percent of target performance.
When determining the target award for each executive officer, the Committee (or the independent members of the Board for the CEO annual cash incentive) reviews competitive market compensation data for target total cash compensation (sum of base salary and target annual cash incentive) for the position in which such executive officer serves. In addition to considering the market data, the Committee also considers scope, complexity, experience, and tenure of the executive officer’s position, individual contributions and performance, CEO recommendation for executives, other than the CEO, as well as internal pay equity. Actual awards can range from 0% (if threshold levels of performance are not met) to 200% of the target award (if maximum levels of performance are met for all of the performance measures, and subject to an increase for the individual modifier described below) and the resulting competitiveness of total cash compensation will also vary accordingly. As a result, and without considering any potential use of the individual modifier described below, payouts of the annual cash incentive compensation to named executive officers cannot exceed 200% of their target opportunity.
The 2024 target annual incentive opportunity for each of our named executive officers remained unchanged from 2023 levels as those targets where appropriate for the scope of their roles and aligned with the competitive market trends provided by the Compensation Consultant and reviewed by the Committee.

NAME	TARGET OPPORTUNITY (AS % OF BASE SALARY)
Stephen McMillan	125%
Claire Bramley	100%
Hillary Ashton	100%
Richard Petley(1)	100%
Michael Hutchinson	100%
(1)In 2024, Mr. Petley participated in the 2024 Sales Incentive Plan, with a target award opportunity equal to 100% of his base salary. In connection with his promotion to Chief Revenue Officer in April 2024, he ceased to participate in the 2024 Sales Incentive Plan and commenced participation in the 2024 Management Plan, with a target annual incentive opportunity equal to 100% of his base salary. The terms of the 2024 Sales Incentive Plan are described below.

48

Compensation Discussion and Analysis
In designing the 2024 Management Plan, our Compensation Consultant performed a comparative review of our annual incentive compensation program. As part of that review, the Compensation Consultant advised the Committee that Teradata’s annual incentive compensation practices were aligned with common market practices within the approved peer group, particularly with regard to the types and number of performance measures used, the payout levels as a percent of the target level of achievement set for each of the threshold and maximum levels of achievement, and the payout percentage for each of the threshold, target and maximum levels of achievement.
Total payouts under the 2024 Management Plan are based primarily on our achievement of three key financial measures: Total ARR Growth, Public Cloud ARR Growth, and Non-GAAP Operating Margin.

MEASURE	WEIGHT	BUSINESS OBJECTIVE	DEFINITION

Total ARR Growth	30%	A key metric for subscription-based businesses, which is the model we have transitioned to and is intended to drive consistent revenue growth over time.	Total ARR is defined as the annual value, at the end of the period, of all recurring contracts, including subscription, cloud, software upgrade rights, and maintenance. Total ARR does not include managed services and third-party software.

Public Cloud ARR Growth	30%	To reflect the focus on our cloud-growth strategy and to align with the public cloud ARR growth metrics that we report externally.
Public Cloud ARR is defined as the annual value, at a the end of the period, of all contracts related to cloud implementations of Teradata VantageCloud and does not include ARR related to private or managed cloud implementations.

Non-GAAP Operating Margin(1)	40%	A measure that helps to focus management on delivering profitable growth.
Non-GAAP Operating Margin is defined as the Company’s reported operating income, excluding stock-based compensation expense under FASB ASC Topic 718 and any other special items identified in the Company’s earnings releases and/or as identified in the Company’s financial statements or notes to the financial statements.

(1)Non-GAAP Operating Margin is a non-GAAP financial measure. Please refer to Appendix B of this proxy statement for definitions and reconciliations to the GAAP financial measures.
The Public Cloud ARR Growth metric is designed to focus on our total ARR growth in the cloud during 2024, including by migrations of workloads from existing customers from on-premises to the cloud, expansions of existing workloads in the cloud, and the growth of new customers in the cloud. Of course, Total ARR Growth continues to be an important metric for us as we continue to support a hybrid model for our customers that allows them to use Teradata Vantage across a multi-cloud environment, in hybrid environments, and on-premises. As we have done in the past, the 2024 Management Plan includes both a Public Cloud ARR Growth metric and a Total ARR Growth metric to focus our executives' attention on attaining financial performance for each of these strategically important measures.
The following chart sets forth the Total ARR Growth, Public Cloud ARR Growth, and Non-GAAP Operating Margin targets under the 2024 Management Plan, our performance for such targets, and the achievement payout level by target and in total. The overall financial achievement resulted in an 80% payout, which was less than the 95% payout achieved in 2023, as a result of the challenging financial performance we achieved in 2024. The 2024 targets for Total ARR Growth, Public Cloud ARR Growth, and Non-GAAP Operating Margin were set above 2023 actual results.

2025 PROXY STATEMENT	49

Compensation Discussion and Analysis

2024 MANAGEMENT PLAN PERFORMANCE AND RESULTS
$ in millions
FINANCIAL MEASURE	WEIGHTING (%)	50% (THRESHOLD) ($)	100% (TARGET) ($)	200% (MAXIMUM) ($)	ACTUAL PERFORMANCE ($)	ACHIEVEMENT LEVEL (%)
Total ARR Growth (CC)(1),(3)	30	75	94	103	(70)	—
Public Cloud ARR Growth (CC)(1),(3)	30	160	200	220	90	—
Non-GAAP Operating Margin(2),(3),(4)	40	303	337	371	376	200
Total Payout Percentage						80
(1)No payout can be earned for Total ARR Growth or Public Cloud ARR Growth unless the Company achieved the threshold level of Non-GAAP Operating Margin. In addition, in order to fund each of Total ARR Growth and Public Cloud ARR Growth over target at a faster rate up to the maximum payout level, Non-GAAP Operating Margin must meet the target achievement. If the Non-GAAP Operating Margin target is not met, then Total ARR Growth and Public Cloud ARR Growth over target is calculated at a linear rate until the maximum payout is achieved.
(2)Non-GAAP Operating Margin is a non-GAAP financial measure. Please refer to Appendix B of this proxy statement for definitions and reconciliations to the GAAP financial measures.
(3)When establishing the performance objectives under the 2024 Management Plan, the Committee approved specific and typical adjustments, consistent with past practice, to actual performance for each performance measure, such that actual results would be increased or decreased, as applicable, for foreign exchange rate fluctuations, any significant acquisition or divestiture, and/or changes in applicable federal accounting standards. The adjustment for foreign currency for Non-GAAP Operating Margin is reflected in the reconciliation to the GAAP financial measure in Appendix B.
(4)In 2023, the 2023 Non-GAAP Operating Margin actual amount of $332 million was adjusted by $12 million to provide for the typical foreign currency pre-approved adjustment event included as part of the 2023 Management Plan, which resulted in the amount used for purposes of determining the payout under the 2023 Management Plan for Non-GAAP Operating Margin of $344 million. The 2024 target of $337 million for Non-GAAP Operating Margin was set above the 2023 actual results of $332 million for Non-GAAP Operating Margin, without regard to the adjustment made for the foreign currency impact.
Payouts of Annual Cash Incentive Compensation
2024 Management Plan
Each named executive officer was eligible to receive a payout under our 2024 Management Plan. Based on Company performance relative to the financial measures described above, the overall payout achieved was equal to 80% of his or her target annual incentive opportunity.
In addition, our 2024 Management Plan design provides the Committee an individual performance modifier that can adjust the company performance factor positively or negatively up to 25%. The plan design provides this feature to align our pay for performance culture and reward extraordinary contributions that may be made by individuals during the year. In evaluating performance and whether to use this permitted adjustment, the Committee considers contributions that are above and beyond what could have been planned or anticipated when the financial plan was established, in addition to where our named executive officers may have fallen short in their contributions during the year. The Committee did not approve any individual specific adjustments for 2024. As a result, each named executive officer received a payout of 80% of his or her target annual incentive opportunity. Mr. Petley’s award under the 2024 Management Plan was pro-rated based on his promotion date of April 5, 2024 consistent with the Company's policies.
The 2024 Management Plan payment amounts are set forth in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table of this proxy statement. For more information on the 2024 Management Plan for our named executive officers, please refer to the “Grants of Plan-Based Awards” section of this proxy statement.
2024 Sales Incentive Plan
Prior to his promotion to Chief Revenue Officer on April 5, 2024, Mr. Petley participated in the 2024 Sales Incentive Plan, with a target award opportunity equal to 100% of his base salary. The 2024 Sales Incentive Plan provides monthly payouts based on the extent to which certain annual financial quotas are achieved, including with respect to ARR growth (cloud

50

Compensation Discussion and Analysis
and non-cloud), contribution margin (cloud and non-cloud), booking of various services and attainment of certain sales quotas. The 2024 Sales Incentive Plan does not apply to executive officers of the Company, and therefore the Committee did not establish quotas under that plan for Mr. Petley. Based on performance results through April 4, 2024, Mr. Petley was entitled to an aggregate payout of $49,025 (£39,017) under the 2024 Sales Incentive Plan. Effective as of April 5, 2024, Mr. Petley ceased to participate in the 2024 Sales Incentive Plan and commenced participation in the 2024 Management Plan, as described above.
Long-Term Incentives (Equity Awards)
The total direct compensation levels for our named executive officers are heavily weighted to long-term incentive opportunities, which vest over a period of three years. This structure is intended to align executives’ interests with those of our stockholders, enhance our retention incentives, and focus our executives on delivering sustainable performance over the longer-term. The design of this program reflects the core performance metrics and incentive structure the Committee believes is necessary to drive our long-term success. The following chart includes a high-level summary of the elements of the performance-based and serviced-based RSU equity vehicles and performance criteria, as applicable, for our long-term incentive program since 2023.
Long-Term Equity Program Evolution

	2023	2024	2025

Equity Vehicle and Weighting	Long-term incentive plan is majority weighted towards performance-based RSUs 60% performance-based RSUs 40% service-based RSUs	Long-term incentive plan is majority weighted towards performance-based RSUs 60% performance-based RSUs 40% service-based RSUs	Long-term incentive plan is majority weighted towards performance-based RSUs 50% performance-based RSUs 50% service-based RSUs

Performance Measure for Performance- Based RSUs	30% Total ARR
(measured as the end of the 3-year period ending 12/31/2025)

30% Total Public Cloud ARR
(measured as the end of the 3-year period ending 12/31/2025)

40% Free Cash Flow
	(compound over a 3-year period ending 12/31/2025)
40% Total ARR
(measured as the end of the 3-year period ending 12/31/2026)
20% Total Public Cloud ARR
(measured as the end of the 3-year period ending 12/31/2026)
40% Free Cash Flow
(compound over a 3-year period ending 12/31/2026)

50% 2025 Total ARR
(measured as the end 2025; vests pro-rata over 3-year period ending 12/31/2027)
25% Rule of 40 - 2025, 2026, and 2027
(Metrics set at beginning of 3-year performance period for each year; vests at end of 3-year performance period ending 12/31/2027)
25% Free Cash Flow - 2025, 2026, and 2027
(Metrics set at beginning of 3-year performance period for each year; vests at end of 3-year performance period ending 12/31/2027)

Maximum Payout	150% (decreased from 200%)	150% (decreased from 200%)	200%

Grant Effective Date	March 2023	February 2024	March 2025

Performance Period	2023 – 2025	2024 – 2026	2025 – 2027

2025 PROXY STATEMENT	51

Compensation Discussion and Analysis
2024 Business Challenges and Compensation Plan Design Changes for 2025
2024 was a challenging year for Teradata, primarily due to elongated deal closing cycles and a shift in customer buying patterns. With the rapid proliferation of AI and information security concerns, many companies are reevaluating their data and analytics platform needs – contributing to rapid shifts from cloud-only strategies to hybrid platforms or remaining on-premises as well as pursuing smaller, incremental transactions than has historically occurred. Teradata is well positioned to deliver the platform that our customers ultimately choose since we are able to offer cloud, hybrid, and on-premises platforms, which we believe is a competitive differentiator for us. These rapidly changing market factors and changes in customer strategies, which were outside the control of management, contributed to our inability to accurately forecast the level of Public Cloud ARR and Total ARR growth, not only for 2024, but going forward. Teradata did experience 18% CC growth in the cloud during 2024; however, this growth was lower than what we had initially anticipated at the beginning of the year. To address these quickly changing market dynamics, the Company took the following actions during 2024:

•on August 5, 2024, the Company announced that it had (i) significantly reduced its 2024 financial guidance, including for Total ARR, Public Cloud ARR, and Free Cash Flow and (ii) realigned its sales function and initiated global restructuring and cost reduction actions to optimize operations, reduce non-revenue generating expenses, and drive efficiencies for long-term growth and profitability (the "Second Quarter Actions"); and
•on November 4, 2024, the Company announced that it had again reduced its 2024 financial guidance for Public Cloud ARR (the "Third Quarter Actions" and together with the Second Quarter Actions, the "2024 Actions").
As a result of the 2024 Actions, the Company's financial results for 2024, and as described in more detail below, the Board determined it was necessary to revise the Company's long-term financial plan and the Committee determined that various changes were needed for our 2023 – 2025 LTIP and 2024 – 2026 LTIP and in the plan design for the 2025 – 2027 LTIP in order to:

•incorporate a Rule of 40 performance measure (a metric used by software companies to assess company health and is defined as total revenue growth plus EBITDA margin) into the 2025 – 2027 LTIP to address stockholder feedback to include a Rule of 40 measure in our compensation plans and reflect the importance of that financial metric for software companies;
•incentivize management to continue to achieve financial growth for the Company and remain aligned with stockholder interests;
•enhance the alignment of our executive compensation program design with our peer group based on market data provided by the Compensation Consultant;
•enhance retention incentives for high-performing executive and senior leadership at this critical time in our business transformation;
•re-align performance goals for Total ARR, Cloud ARR, and Free Cash Flow performance measures in the 2023 – 2025 LTIP and 2024 – 2026 LTIP to address the significant challenges we faced during 2024, enhance our ability to retain our high performing executives and senior leadership that are critical to the future growth of Teradata in a highly competitive talent market, and continue to align the long-term incentive plans with the Company's updated long-term financial plan to ensure executives are incentivized to drive performance; and
•reduce the maximum earning opportunity from 200% to 150% for the 2023 – 2025 LITP and the 2024 – 2026 LTIP in connection with the adjustments made to the performance goals to mitigate the ability of executives to receive a substantial benefit from the adjustments.
The changes to our 2023 – 2025 LTIP and 2024 – 2026 LTIP and the executive compensation plan design for the 2025 – 2027 LTIP are described below. We did not make any changes to the performance goals for the 2024 Management Plan or 2022 – 2024 LTIP as a result of the 2024 Actions.

Adjustment to Performance Goals: 2023 – 2025 LTIP and 2024 – 2026 LTIP
Each year the Board reviews our long-term financial plan which forms the basis for setting goals under our long-term incentive plan as the target levels for the performance measures in our long-term incentive plans are aligned with our long-term financial plan. Due to the 2024 Actions and challenging financial performance during 2024 described above, the Board determined that the Company's long-term financial plan should be revised. In addition, the long-term incentive plans were no longer aligned to the goals of the business, the 2024 annual cash incentive plan was trending below threshold, and each of the 2023 – 2025 LTIP and 2024 – 2026 LTIP were trending near or below threshold. Essentially,

52

Compensation Discussion and Analysis
the long-term incentive plans were at risk of no longer performing its important function of incentivizing our executive and senior leaders to drive performance as the levels of performance set in the 2023 – 2025 LTIP and 2024 – 2026 LTIP were no longer realistic goals for the Company. Further, because a significant portion of the compensation provided to our executive and senior leaders is tied to the performance under the long-term incentive plan, as each of the 2023 – 2025 LTIP and 2024 – 2026 LTIP were both projected to achieve performance near or below threshold, they were no longer serving as a retention tool for our top talent in a highly competitive market.

The Committee recognized the seriousness of the Company's long-term incentive compensation situation, particularly given the Company is at a critical stage in its cloud transformation and for being able to capture the opportunity provided by the rapid proliferation of AI. The Committee determined that not taking any additional action was not a prudent option or in the Company's or its stockholder's best interests. As described more below, the Compensation Committee determined it was necessary to re-align the performance goals in the 2023 – 2025 LTIP and 2024 – 2026 LTIP to ensure the long-term incentive plans were able to motivate and retain the Company’s executive and senior leadership team talent at this critical stage in the Company’s cloud transformation, to capture the opportunity provided by the rapid proliferation of AI, and to drive the achievement of the revised financial and operational performance expectations.

The Compensation Committee engaged in discussions, including with the Compensation Consultant, to assess the situation and determine the best course of action. As part of these discussions, the Committee considered additional incentives that could be added in the form of cash and/or equity but determined that these actions would increase the cost and the level of dilution under the long-term incentive plan, which would be counter to stockholder interests. Given the highly competitive market we operate in for leadership talent with enterprise software, cloud, and AI experience, the Committee determined action had to be taken to preserve the pay for performance alignment of the long-term incentive with the long-term financial plan while motivating and retaining the executive and senior leadership team.

The various approaches considered by the Compensation Committee, in consultation with the Compensation Consultant and the Board, were as follows:

•maintaining the 2023 – 2025 LTIP and 2024 – 2026 LTIP without any changes;
•adjusting the performance measures in the 2023 – 2025 LTIP and 2024 – 2026 LTIP to align with the revised long-term financial plan;
•issuing retention grants to specific executive and senior leaders considered critical to the Company's growth and innovation priorities;
•increasing the value of the long-term incentive granted in future years; and
•supplementing with cash compensation.
Ultimately, the Committee determined that in order to align to our pay for performance philosophy and to provide proper incentive to achieve the Company's revised long-term financial plan the best course was to adjust the performance goals in the 2023 – 2025 LTIP and the 2024 – 2026 LTIP so that the target level of such plans aligned with the revised expectations in the Company's revised long-term financial plan. The Committee also determined that adjusting the performance goals was a better option for our stockholders as the other options considered were more costly and dilutive to our stockholders. As a result, the Committee determined that it was a prudent business decision to reset the target performance goals under the 2023 – 2025 LTIP and the 2024 – 2026 LTIP to align with the Company's revised long-term financial plan. In addition, the Committee also determined that it was appropriate to reduce the maximum payout level under both the 2023 – 2025 LTIP and 2024 – 2026 LTIP from 200% to 150% in conjunction with the adjustments to the performance goals to ensure that opportunity for our executive and senior leadership to benefit from the adjusted performance goals was necessarily limited. With the modifications to the target levels in the 2023 – 2025 LTIP and the 2024 – 2026 LTIP, the Compensation Committee believed that with ongoing strong execution, the long-term incentive plans would have a higher probability of achieving the target levels under each of the 2023 – 2025 LTIP and 2024 – 2026 LTIP with strong, consistent execution. The potential payouts with respect to the modified performance goals for the 2023 – 2025 LTIP and 2024 – 2026 LTIP are not guaranteed and remain subject to our future financial performance.

The Committee understood that making any adjustments or taking any other compensation actions would be viewed negatively by proxy advisory firms and potentially by our stockholders. However, given the circumstances facing the Company, the Committee believed that by making these adjustments, as opposed to taking other compensation actions or taking no action all, it was taking the most prudent path to support the Company's continued growth, innovation, and transformation by enhancing the Company's ability to retain its key high-performing executives and senior leaders at a critical time for the Company, while also aligning incentive compensation with the Company's evolving financial

2025 PROXY STATEMENT	53

Compensation Discussion and Analysis
performance expectations. The Committee takes its commitment to paying for performance seriously and believed that it ultimately pursued the best option to facilitate and continue the Company's pay-for-performance philosophy.

2025 Compensation Plan Design Changes: 2025 – 2027 LTIP
Historically, the Committee allocated 60% of the long-term incentive opportunity to performance-based RSUs and 40% to service-based RSUs. For our executive compensation program beginning with 2025, the Committee changed the allocation for the 2025 – 2027 LTIP so that the performance-based portion and the service-based portion are equally weighted to align with market data provided to the Committee by the Compensation Consultant, which reflected a more balanced approach among the peer group for providing awards that recognize service to the Company and financial performance, balance our retention and performance objectives, and have a long-term incentive plan that would be viewed positively in the highly competitive technology talent market. All of these factors were considered by the Committee when adopting the long-term incentive plan design for 2025. In addition, the Committee approved the following design for the 2025 – 2027 LTIP as the Committee continues to evolve our long-term incentive plan performance measures to align with stockholder performance expectations for the Company:

•50% of the award payout is based on the extent to which we achieve a 2025 Total ARR target established at the beginning of 2025, with any shares earned vesting in three equal installments;

•25% of the award payout is based on the achievement of certain Rule of 40 performance goals for each of 2025, 2026 and 2027 with the Rule of 40 performance goals for each of 2025, 2026, and 2027 established at the beginning of 2025, with any shares earned vesting after the 3-year performance period ending on December 31, 2027; and

•25% of the award payout is based on the achievement of certain Free Cash Flow performance goals for each of 2025, 2026 and 2027 with the Free Cash Flow performance goals for each of 2025, 2026, and 2027 established at the beginning of 2025, with any shares earned vesting after the 3-year performance period ending on December 31, 2027.

As noted in the "Investor and Stockholder Outreach" and the "2024 Financial Highlights and Key Compensation Decisions" sections, we previewed the changes to the 2025 compensation plan design with stockholders during our 2025 stockholder engagement activities and received support for such changes.
2024 – 2026 Performance-Based and Service-Based RSU Grants
With regard to the executive compensation program that was granted during 2024, our Compensation Consultant performed a benchmark review of our long-term incentive compensation program. As part of that review, the Compensation Consultant advised the Committee that Teradata’s long-term incentive compensation practices were aligned with the peer companies with regard to the types and number of performance measures used, the payout levels as a percent of the target level of achievement set for each of the threshold and maximum levels of achievement, and the payout percentage for each of the threshold, target and maximum levels of achievement, and performance period. In addition, the data provided to the Committee reflected that the equity mix included as part of the Company's long-term incentive plan, with 60% allocated to the performance-based restricted stock units, was a higher percentage than what peer companies provided, however, the Committee maintained the 60% performance-based allocation for the 2024 – 2026 LTIP. In determining the size of the long-term incentive grants, the Committee considered market data, the scope and complexity of the executive’s position, experience, tenure, internal pay comparisons, function, division, CEO recommendations for executive officers, other than the CEO, and individual performance and historical targeted grant levels. In 2024, the Committee made long-term incentive grants that consisted of a grant of 2024 – 2026 LTIP and 3-year service-based RSUs (“Service RSUs”) to our named executive officers. The target opportunity for the aggregate of the 2024 – 2026 LTIP and Service RSUs for each named executive officer was as follows:

54

Compensation Discussion and Analysis

NAME	40% SERVICE RSUs ($)	60% 2024 - 2026 LTIP ($)	TOTAL LONG-TERM INCENTIVE OPPORTUNITY ($)

Stephen McMillan	5,000,000	7,500,000	12,500,000

Claire Bramley	2,000,000	3,000,000	5,000,000

Hillary Ashton	1,480,000	2,220,000	3,700,000

Richard Petley(1)	1,200,000	1,800,000	3,000,000

Michael Hutchinson	1,200,000	1,800,000	3,000,000
(1)In connection with Mr. Petley's promotion in April 2024, the Committee approved an additional target award of $1,033,000 ("Promotion Grant"), which is consistent with his expanded role and additional responsibilities and is included in the amount set forth in the table above. In addition, the total for Mr. Petley reflects the long-term incentive opportunity granted to Mr. Petley during the annual award cycle.

The long-term incentive opportunities for Mses. Bramley and Ashton and Mr. Hutchinson were increased by $500,000, $300,000, and $1,000,000, respectively, to recognize the increasingly complex and enterprise-wide impact of each of their roles, including the importance of their roles for facilitating the Company's transformation. In addition, for Ms. Bramley, the increase recognized the addition of the Company's Strategy team to her area of responsibility, and for Mr. Hutchinson, the increase was also made to better align his long-term incentive opportunity to compensation market trends provided by the Compensation Consultant for a Chief Customer Officer with an enterprise-wide and strategically critical role. The long-term equity incentive for Mr. Petley was increased to recognize his promotion in April 2024 into an executive officer position and to recognize that his position has an enterprise-wide scope that is critical to the Company's achievement of its financial objectives and strategy. The long-term incentive opportunity for Mr. McMillan remained consistent with the 2023 level as the Board viewed this level of compensation as appropriate for the scope of his role and the performance of the Company. Overall, the long-term incentive opportunities for the named executive officers align with the competitive trends as reviewed by the Committee based on the Compensation Consultant's independent analysis as part Committee's overview of competitive trends for talent.
The 2024 – 2026 LTIP will be earned based on the extent to which Teradata achieves three financial goals during the 3-year performance period ending December 31, 2026. The Service RSUs vest in equal annual installments over three years and are designed to provide a meaningful retention incentive for our executives in line with competitive market practices.

2024 – 2026 LTIP PERFORMANCE MEASURES	RATIONALE

2026 Total ARR. 40% of the performance-based RSUs is subject to achievement of our Total ARR at the end of 2026. As such, the payout for this measure is based on the cumulative performance over the 3-year period as measured at the end of 2026.
We are focusing on our company's long-term growth overall. We have a cloud growth strategy, however, we need to ensure that we also continue to grow the company overall by providing customers with the platform they desire, such as hybrid and on-premises.

2026 Total Public Cloud ARR. 20% of the performance-based RSUs is subject to achievement of Total Public Cloud ARR at the end of 2026. As such, the payout for this measure is based on the cumulative performance over the 3-year period as measured at the end of 2026.

We maintain a cloud growth strategy. Consistent with our cloud growth strategy, this element is designed to focus executives on increasing the total ARR attributable to recurring revenue from our cloud-based platform, by incentivizing an increase in the amount of cloud-based revenue over the performance period.

Free Cash Flow. 40% of the performance-based RSUs is subjected to the achievement of free cash flow over the 3-year period.	The free cash flow reflects our long-term ability to generate cash and profitability.

2025 PROXY STATEMENT	55

Compensation Discussion and Analysis
The 2026 Total ARR and the 2026 Total Public Cloud ARR performance measures are designed to continue to encourage the increase in the cloud portion of Total ARR over the three-year performance period, but also ensure we are focusing on providing the platform that the customer requires, whether on-premises, hybrid, or cloud and, as such, we have an enhanced focus on Total ARR growth over the long-term. Having 2026 Total ARR and 2026 Total Public Cloud ARR in the 2024 – 2026 LTIP, with 2026 Total ARR having a higher weighting than 2026 Total Public Cloud ARR, helps us focus on our mix of revenue and the growth of the public cloud portion of our overall business over the 3-year performance period, but not to the detriment of Total ARR, particularly as the size of our cloud business continues to grow.

The Committee established threshold, target and maximum goals for each performance measure for the 2024 – 2026 LTIP at the beginning of our 2024 fiscal year. As noted above, the Committee approved adjustments to the 2026 Total ARR, 2026 Public Cloud ARR, and Free Cash Flow performance goals that are included in the 2024 – 2026 LTIP. The specific performance goals for the three-year award period are maintained by us as proprietary and confidential. The Committee believes that disclosure of these specific performance goals and business strategy would represent competitive harm to us as such corporate goals and results are not publicly disclosed and are competitively sensitive. The Committee believes the attainment of the re-aligned target performance levels, while uncertain, could be reasonably achieved with strong execution by the Teradata team of our revised long-term financial plan. Threshold goals represent the minimum level of performance necessary for there to be a payout for that performance measure and the Committee believes the re-aligned threshold goals are rigorous, but likely to be achieved. Maximum goals represent the performances at which payouts are 150% of the target award and reinforces stretch achievements. Even if actual results exceed the maximum goals, the payouts are capped at 150% of the target award (which the Committee reduced from 200% in connection with the adjustment of the performance goals in the 2024 – 2026 LTIP) to ensure that the adjustments to the performance goals in the 2024 – 2026 LTIP would did not result in a substantial benefit to the Company's executive officers and to mitigate any incentive to encourage excessive risk taking across Teradata. Maximum goals represent levels of performance at which the Committee determined a payout of 150% of target would be appropriate. The Committee believes that the re-aligned maximum goals established are more aggressive goals. Consistent with the disclosure in this proxy statement, we expect to provide disclosure of the actual goals and performance attained for the 2024 – 2026 LTIP in the proxy statement for our 2027 Annual Meeting.
In addition to approving performance measures, goals and weightings, the Committee also established specific and typical corporate adjustment events that are allowed under the Teradata 2023 Stock Incentive Plan (the “2023 SIP”) and that are consistent with past practice for determining payouts under the 2024 – 2026 LTIP. The adjustment events include foreign exchange rate fluctuations, any significant acquisition or divestiture, and/or changes in applicable federal accounting standards.
Payout of Performance-Based RSUs for the 2022 – 2024 Performance Period (“2022 – 2024 LTIP”)
As part of our 2022 – 2024 LTIP, we granted performance-based RSUs to our named executive officers.
•60% of the award was subject to achievement of specified annual levels of our Total Cloud ARR, the targets of which were set on an annual basis and the payout of which was based on the average cumulative performance relative to the annual targets over the 3-year period. Total Cloud ARR was defined as the annual cloud ARR contract value for all active and contractually binding cloud term-based contracts at the end of a period and does not include ARR related to private cloud.
•40% of the award was based on Free Cash Flow as a percent of the Company’s total reported revenue over the 3-year period. Free Cash Flow was defined as cash provided/used by operating activities, less capital expenditures for property and equipment, and additions to capitalized software over the cumulative 3-year period as reported in the Company’s earnings release at the end of each year, December 31, 2022, December 21, 2023, and December 31, 2024.
As noted above, the 2022 – 2024 LTIP was not adjusted for the 2024 Actions.

The performance goals and targets for the 2022 – 2024 LTIP, along with actual results for each year, are as follows:

56

Compensation Discussion and Analysis

2022-2024 LTIP PERFORMANCE AND RESULTS
	2022-2024 PERFORMANCE GOALS				RESULTS AND PAYOUTS
FINANCIAL MEASURE (Millions)	WEIGHTING (%)	THRESHOLD (50% PAYOUT) ($)	TARGET (100% PAYOUT) ($)	MAXIMUM (200% PAYOUT) ($)	ACTUAL RESULTS ($)	PAYOUT PERCENTAGE (%)

Free Cash Flow(1),(2),(3)	40	1,064	1,182	1,300	1,130	78

2022 Total Cloud ARR(3)	20	328	360	376	365	133

2023 Total Cloud ARR(3)	20	499	555	583	524	73

2024 Total Cloud ARR(3)	20	655	728	764	620	—

Total Payout Percentage						72
(1)Free Cash Flow is a non-GAAP financial measure. Please refer to Appendix B of this proxy statement for definitions and reconciliations to the GAAP financial measures.
(2)As previously disclosed in the 2023 Proxy Statement, in early 2023, in order to comply with sanctions, tariffs, and other challenges imposed on business conducted in Russia, Belarus, and China that were outside the control of management, Teradata ceased business operations in those countries (the “Russia and China Action”). Due to the unexpected and extraordinary nature of the Russia and China Action, its impact on Free Cash Flow, and because the impact was outside of management’s control, the Committee determined in early 2023 that it was appropriate to adjust the Free Cash Flow performance measures in the 2022 – 2024 LTIP by the total impact on our business as a result of the Russia and China Action. As a result of these actions, the Free Cash Flow target was reduced by $68 million, with corresponding reductions to the threshold and maximum targets as well and such reduction is reflected in the amounts in the table above.
(3)When establishing the performance objectives under the 2022-2024 LTIP, the Committee approved adjustments to actual performance for each performance measure, such that actual results would be increased or decreased, as applicable, by the product of the impact of foreign exchange rates on revenue from pre-established plan rate levels.
Based on the actual results for the 2022 – 2024 performance period relative to the goals outlined above, the weighted average payout percentage for each of the named executive officers was 72%.

2025 PROXY STATEMENT	57

Compensation Discussion and Analysis
Section 4: COMPENSATION CONSULTANT AND PEER GROUP
Compensation Consultant
When setting 2024 compensation levels for the named executive officers, the Committee retained Aon's Talent practice, a division of Aon, plc (“Aon”) as its Compensation Consultant, reporting directly to the Committee and serving at the sole discretion of the Committee.
During its engagement, the Compensation Consultant provided information to the Committee regarding peer group development, compensation pay level analysis, pay mix, overall design for the components of total direct compensation based on the pay practices of companies in our compensation peer group, as established by the Committee, and the compensation options available to the Committee to address the 2024 challenges discussed previously. In addition, our People organization purchased compensation surveys and reports from Aon during 2024 at a cost of approximately $76,720. With regard to other compensation services, the Compensation Consultant also advises our Board on its director compensation program. With regard to services that are not compensation related, Aon affiliates also provide to us insurance-related products and services, covering health and benefits, pension-related services, other insurance brokerage services and risk services to the business. The aggregate fees we paid to the Compensation Consultant for (i) its service as our independent executive officer and board of director compensation consultant was approximately $256,680 and (ii) for the additional services paid to various of its affiliates was approximately $575,500. Although the Committee was aware of the nature of the services performed by Aon affiliates, the Committee did not review and approve such services and insurance premiums and policies, as those were reviewed and approved by management in the ordinary course of business.
The Compensation Consultant maintains certain policies and practices to protect the independence of the executive compensation consultants engaged by the Committee. In particular, the Compensation Consultant provides an annual update to the Committee on the financial relationship between the Compensation Consultant and the Company, and provides written assurances that, within Aon, the consultants who perform executive compensation services for the Committee have compensation determined separately from its other lines of business and from the other services it provides to the Company. These safeguards were designed to help ensure that the Committee’s executive compensation consultants continued to fulfill their role in providing independent, objective advice. In light of the foregoing, the Committee has assessed the independence of the Compensation Consultant pursuant to SEC rules and NYSE listing standards and concluded that there was no conflict of interest that would prevent the consulting firm from independently advising the Committee.
Peer Group
The Committee examines the compensation peer group on an annual basis, with input from management and the Compensation Consultant. In late 2020, with the selection of Aon as its new Compensation Consultant, the Committee undertook a thorough review process of our peer group and as a result revised the peer group’s framework and methodology to better reflect our growth strategy, business model, and market for executive talent. The revised peer group framework and methodology continues to be utilized in reviewing and approving the peer group on an annual basis.

The peer group framework and criteria utilized are as follows:
•Identify companies within the following sub-industries, based on the Global Industry Classification Standard: internet services and infrastructure; application software; systems software; and technology hardware, storage and peripherals;
•From those sub-industries, focus on the following business areas: cloud and storage; analytics; and security;
•Include companies with revenue generally above $900 million with a soft cap of $10 billion, with exceptions based on the market for executive talent; and
•Consider market capitalization with a range of 0.3x to 3x of Teradata's 30-day average market capitalization.

58

Compensation Discussion and Analysis
At the time that the peer group was reviewed and approved by the Committee for our 2024 executive compensation decisions, the Company was at the 38th percentile for revenues and the 10th percentile for market capitalization, which reflected an overall balanced peer group. In 2024, the Committee used an updated peer group, reflected below, that was created using the peer group framework and methodology when establishing base salary, annual cash incentive levels, and long-term incentive levels for our executives in 2024.
The following chart lists the companies in our compensation peer group for 2024 compensation decisions:

COMPANY(1)	REVENUE (in millions)	APPROX. # OF EMPLOYEES	COMPANY(1)	REVENUE (in millions)	APPROX. # OF EMPLOYEES

Alteryx, Inc.	$970	2,300	Open Text Corporation	$5,770	22,900
Box, Inc.	$1,038	2,530	Palo Alto Networks, Inc.	$8,028	15,289
Dropbox, Inc.	$2,548	2,204	Pure Storage, Inc.	$2,831	5,600
Fair Isaac Corporation	$1,718	3,586	Rackspace Technology, Inc.	$2,737	5,800
Fortinet, Inc.	$5,956	14,138	Seagate Technology	$6,551	30,000
Gen Digital Inc.	$3,812	3,400	Snowflake Inc.	$2,667	7,004
Guidewire Software, Inc.	$980	3,469	Splunk Inc.	$4,216	8,000
Informatica Inc.	$1,640	5,200	Teradata	$1,750	5,700
NetApp, Inc.	$6,268	11,800	Verint Systems Inc.	$910	3,700
Nutanix, Inc.	$2,149	7,150	Verisign, Inc.	$1,557	932
Okta, Inc.	$2,263	5,908
(1)When establishing the 2024 peer group, the Committee added Alteryx, Guidewire Software, and Informatica to enhance Teradata's alignment to the market and removed Citrix Systems and Mandiant due to acquisitions. After the establishment of the 2024 peer group, Alteryx and Splunk were acquired and are no longer public companies.

2025 PROXY STATEMENT	59

Compensation Discussion and Analysis
Section 5: SEVERANCE, CHANGE IN CONTROL AND OTHER BENEFITS
Change in Control Severance Plan
Each of our currently employed named executive officers participates in the Teradata Change in Control Severance Plan (the “CIC Plan”), the objectives and provisions of which are summarized below:

Business Objectives
Increased Retention Incentives. The CIC Plan enhances our retention incentives by reducing the personal uncertainty that arises from the possibility of a future business combination and promotes objectivity in the evaluation of transactions that are in the best interests of our stockholders.
Alignment with Market Practices. Based on information provided by the Compensation Consultant, change in control severance arrangements are used by a vast majority of the companies included in our compensation peer group, and the terms of our CIC Plan are consistent with corporate governance best practices, market trends, and aligned incentives.

Severance Provisions
Severance Protections on Double Trigger. The CIC Plan provides for separation payments and benefits to our current named executive officers, which are reviewed annually by the Committee. The CIC Plan provides benefits on a “double trigger,” meaning that the severance benefits are paid, and equity awards vest, if our executives incur a qualifying termination in connection with a change in control. The threshold for an acquisition of Teradata stock that would constitute a change in control is an acquisition of 50% or more of the Company’s outstanding common stock or voting securities.
No Excise Tax Gross Ups. The CIC Plan does not allow for “gross-up” payments related to excise taxes that may be imposed under Section 280G of the Internal Revenue Code.

Under the CIC Plan, if a participating executive’s employment is terminated by us other than for “cause”, death or disability or if the executive resigns for “good reason” within two years after a “change in control” (or within six months prior to a change in control, if the executive can demonstrate that the termination occurred in connection with a change in control), then Teradata or its successor will be obligated to pay or provide the following benefits:
•A lump sum payment equal to 2.0 times the executive’s annual base salary and annual incentive. For this purpose, annual incentive generally means the average annual incentive earned for the prior three years;
•A lump sum payment equal to a pro-rata portion of the average annual incentive earned for the prior three years;
•Continued medical, dental and life insurance coverage for two years; and
•Continued outplacement and financial counseling services, if such services are offered at such time, for one year.
The CIC Plan provides that upon termination of employment, each participant is prohibited from soliciting our employees for a 1-year period and is subject to confidentiality restrictions. Moreover, each participant is required to sign a release of all claims against the Company prior to receiving severance benefits under the plan.

More information on the CIC Plan, including the estimated payments and benefits payable to the named executive officers, is provided under the “Potential Payments Upon Termination or Change in Control” section of this proxy statement.
Executive Severance Plan
The Company maintains the Teradata Executive Severance Plan (the “Executive Severance Plan”), in which each of our currently employed named executive officers participates (other than Mr. Petley, who resides in the United Kingdom and receives comparable severance benefits under a separate arrangement which is described below). This plan promotes retention incentives for our executives by establishing severance protections for participants that are consistent with both market levels and Teradata’s past practices, while eliminating the need to negotiate individual severance agreements in

60

Compensation Discussion and Analysis
connection with an executive’s termination or at the time of hire. This approach also ensures pay practice consistency and fairness across the leadership team.

For our participating named executive officers, the Executive Severance Plan provides severance protections, as described below, in the event of termination of employment by the Company without cause (and not because of the participant’s disability or death), and, in the case of Mr. McMillan only as a result of specifically negotiated provision upon his hiring, upon his resignation for good reason, in either case prior to (and not in connection with) a change in control of the Company. As described above, each of our current named executive officers participates in the CIC Plan, and in the event of a termination of employment by the Company without cause or by the participant for good reason in connection with a change in control, those participants would be entitled to receive severance benefits as provided under the CIC Plan. Each of our participating named executive officers would be entitled to receive the following benefits under the Executive Severance Plan in the event of a qualifying termination of employment outside of the change in control context:

Severance Benefits
•Salary and target annual cash incentive continuation for one year;
•A prorated target annual cash incentive opportunity under the Company’s Management Incentive Plan;
•Continued medical, dental and visual care coverage, with the Company continuing to subsidize its share of the premium during the 1-year salary continuation period;
•Outplacement services for up to one year;
•Pro-rata vesting of service-based and performance-based RSUs (subject to achievement of applicable performance goals for performance-based RSUs); and
•For all retirement-eligible participants (i.e., participants aged 55 or older), an additional year of vesting service for stock options and service-based RSUs (but not performance-based RSUs), and the opportunity to exercise vested stock options until the earlier of three years after termination or the original option expiration date. For this purpose, Ms. Bramley is deemed to have attained age 55 upon any qualified termination.
•For Mr. McMillan only (as a result of specifically negotiated provision upon his hiring), enhanced vesting of any outstanding but unvested service-based or performance-based RSUs, such that he will be treated as receiving an additional year of vesting for both types of awards (with payout of any performance-based RSUs subject to actual performance results during the applicable performance period).

As part of a previously announced organizational realignment, the position of Chief Product Officer held by Hillary Ashton was eliminated effective as of December 31, 2024. In connection with this termination, Ms. Ashton was entitled to severance benefits under the Executive Severance Plan.

Mr. Petley participates in a comparable United Kingdom severance arrangement, which provides for the greater of (i) the notice of termination and other payments upon the terms, and subject to the conditions, of any required United Kingdom severance guidelines at the time of the qualified termination or (ii) separation benefits substantially equivalent to what an executive officer would be entitled to receive under the Executive Severance Plan. To receive severance benefits under the Executive Severance Plan, a participant must agree to a release of claims against the Company. As a condition of participation in the Executive Severance Plan, each eligible employee must also agree to comply with certain restrictive covenants, including non-competition, non-solicitation, non-disparagement and confidentiality provisions to the extent permissible under applicable law.

The Committee does not consider post-employment compensation arrangements, including severance and change in control benefits described above, when making decisions regarding current compensation amounts. More information on the Executive Severance Plan, including the estimated payments and benefits payable to the named executive officers, is provided under the “Potential Payments Upon Termination or Change in Control” section of this proxy statement.

2025 PROXY STATEMENT	61

Compensation Discussion and Analysis
Perquisites
We provide a flexible workplace for our workforce. In connection with our flexible workplace, we provide an executive travel allowance policy to facilitate certain executive officer travel to San Diego based on business needs. While the travel allowance is provided to each executive officer, it is only used by those executive officers that do not live in San Diego or that have a role that does not require them to travel frequently to other geographic locations. The travel allowance is $12,500 per month for Mr. McMillan and $7,500 per month for Ms. Bramley. This monthly allowance is intended to cover airfare, lodging, and ground transportation when traveling to San Diego for business purposes. Ms. Ashton and Messrs. Hutchinson and Petley do not receive a travel allowance. In addition, Mr. Petley is entitled to a car allowance of $11,309 (£9,000) per year.
In addition, we pay certain reasonable travel costs for spouses or partners of our executive officers in connection with certain off-site, business-related meetings in which it was appropriate for a spouse or a partner to attend. The amount we reimburse to our executive officers is adjusted to cover applicable taxes as spousal travel is considered a taxable benefit.
Health and Well-being Benefits
We believe that providing competitive health and well-being benefits at a reasonable cost is an important part of any employee’s compensation package and promotes employee health. Our U.S. executive officers participate in the same health and well-being benefits as our United States ("U.S.") based full-time salaried employees. Health-related benefits for fiscal 2024 included medical, vision, and dental insurance; life, accidental death and dismemberment insurance; and disability insurance. These benefits, including plan design and cost, are analyzed annually. In addition, to encourage and support employee well-being we provide the following benefits to our executive officers as well as our United States based full-time salaried employees: flexible time off, established well-being days, and birthday day off. Mr. Petley resides in the U.K. and is covered by the same health plans and programs as apply to U.K. employees.
Retirement Benefits
We believe that it is important to allow our U.S.-based employees, including our executive officers, the opportunity to save for retirement through our Teradata Savings Plan, a 401(k) plan (the “Retirement Plan”). Pursuant to the Retirement Plan, Teradata will match U.S.-based employee contributions dollar for dollar up to the first 4% of eligible pay and then will match 50¢ of the next 2% of eligible pay contributed each pay period. Employee contributions and the investment earnings on such contributions are always 100% vested and Teradata contributions and investment earnings become fully vested on the employee’s anniversary date after completing three full years of service at Teradata. Teradata contributions for fiscal 2024 to our Retirement Plan on behalf of our U.S.-based named executive officers can be found under the “All Other Compensation" column of the 2024 Summary Compensation Table in this proxy statement.
As a resident of the United Kingdom, Mr. Petley is not eligible to participate in the Retirement Plan. Moreover, he elected not to participate in the pension plan that we maintain for employees in the United Kingdom. In lieu thereof, he receives an annual cash payment equal to 5% of his eligible compensation. For 2024, this benefit equaled $33,873 (£26,958).
Charitable Giving
We support charitable organizations for our employees through our global matching gift program. The program for our executive officers provides that a gift or gifts by an executive officer to one or more tax exempt 501(c)(3) charitable organizations in the U.S., or organizations with an equivalent status outside the U.S., will be matched by Teradata in an aggregate amount of up to $750 per year, as applicable.

62

Compensation Discussion and Analysis
Section 6: OTHER COMPENSATION POLICIES AND PRACTICES
We maintain several key compensation policies and practices that reinforce our pay for performance culture and promote the alignment of the interests of our executives and our stockholders, including the following:

POLICY/PRACTICE	DESCRIPTION

Stock Ownership Guidelines	Each covered executive is required to hold Company shares with a value that equals or exceeds a multiple of their base salary, as indicated below. In addition, the executives are subject to retention guidelines so that each covered executive must retain at least 50%, during an initial compliance period, and, thereafter, 100% of vested shares, net of taxes, until he or she attains the required ownership threshold. Executives generally have 5 years to attain the required ownership level.

Name	Target Stock Ownership as a Multiple of Base Salary	In Compliance?

Stephen McMillan	6x	Yes
Claire Bramley	3x	Yes
Hillary Ashton	3x	Yes*
Richard Petley	3x	Yes
Michael Hutchinson	3x	Yes
*As of Ms. Ashton's departure date

Clawback and Harmful Activity Policies
We maintain a Clawback Policy under which we are required to recover cash and equity-based incentive compensation paid to a current or former executive officer with respect to the three years preceding a year in which we prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. The compensation recoverable is the amount in excess of the amount that would have been payable to the executive officer under the restated financial statements. The clawback must be applied regardless of whether the executive officer was responsible for the error that led to the accounting restatement and is effective as of October 2, 2023. The Clawback Policy is intended to comply with the applicable NYSE listing standards that were revised in response to the mandates under Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.
In addition, cash or equity incentive compensation granted under the Stock Incentive Plan, including service-based RSUs and performance-based RSUs are subject to forfeiture and/or clawback of such compensation if the participant’s employment is terminated for Cause. In the event of a termination for Cause, in addition to all share units being automatically forfeited, the participant would also need to (i) return to Teradata all shares that were acquired under the Stock Incentive Plan in the two years prior to the date of termination and that had not yet been disposed and (ii) with respect to any shares acquired pursuant to plan during the two years prior to the date of termination of employment and that had been disposed of, pay to Teradata in cash the fair market value of such shares. “Cause” is defined in our Stock Incentive Plan to include convictions for felonies committed, dishonesty in the course of fulfilling duties, failure to substantially perform duties, a material violation of Teradata’s ethics and compliance program, or such other events as determined by the Committee.
These policies support the accuracy of our financial statements and, in conjunction with our stock ownership guidelines, helps to align the interests of our named executive officers with those of our stockholders. In light of our pay-for-performance culture, we felt strongly that our executives and participants under the long-term incentive program should be held to this higher standard of accountability.

2025 PROXY STATEMENT	63

Compensation Discussion and Analysis

Prohibition on Pledging and Hedging
Our insider trading policy prohibits our executive officers from hedging and from pledging Teradata securities. For more information regarding our policy with respect to hedging and pledging of Teradata securities, see “Insider Trading Policy and Hedging and Pledging of Teradata Securities” section in this proxy statement.

Compensation Risk Assessment
Members of management from our human resources, legal and risk management groups assess whether our compensation policies and practices encourage excessive or inappropriate risk taking by our employees. This assessment includes a review of the risk characteristics of our business, our internal controls and related risk management programs, the design of our incentive plans and policies, and the impact of risk mitigation features. Management reports its findings to the Compensation and People Committee, and, based on that analysis, the Compensation and People Committee does not believe that our compensation programs for employees are reasonably likely to have a material adverse effect on the Company.

Tax Considerations
Section 162(m) of the Internal Revenue Code, as amended (“Section 162(m)”), compensation paid to certain of our executive officers, including our named executive officers, generally will not be deductible to the extent that it exceeds $1 million in any calendar year. As has historically been the case, the Committee reserves the ability to pay compensation to our executives in appropriate circumstances, even if such compensation is not deductible under Section 162(m).

64

COMPENSATION TABLES
2024 Summary Compensation Table
The following table summarizes the total compensation paid to, or earned by, each of our named executive officers for the fiscal year ended December 31, 2024, and the prior two fiscal years.

Name and Principal Position	Year	Salary(1) ($)	Bonus ($)	Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)

Stephen McMillan Chief Executive Officer	2024	800,000	—	15,633,777	800,000	184,532	17,418,309
	2023	800,000	—	12,789,835	950,000	192,914	14,732,749
	2022	800,000	—	13,079,278	970,000	186,075	15,035,353

Claire Bramley Chief Financial Officer	2024	504,538	—	6,057,245	416,000	105,082	7,082,865
	2023	500,000	—	4,604,344	475,000	107,996	5,687,340
	2022	500,000	—	3,662,168	412,250	107,465	4,681,883

Hillary Ashton Chief Product Officer	2024	527,173	—	4,509,858	412,000	18,177	5,467,208
	2023	500,000	—	3,478,860	475,000	38,429	4,492,289
	2022	487,615	—	3,557,532	485,000	18,150	4,548,297

Richard Petley(5)(6) Chief Revenue Officer	2024	525,721	—	3,428,500	365,350	76,793	4,396,364

Michael Hutchinson(5) Chief Operating Officer	2024	413,722	—	3,359,568	341,120	10,811	4,125,221

(1)This column shows base salary earned during the applicable year.
(2)This column shows the aggregate grant date fair value, as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“FASB ASC Topic 718”), of performance-based and service-based restricted share units granted in the applicable year. For assumptions, refer to Note 7 of the Notes to Consolidated Financial Statements contained in our 2024 Annual Report. In addition, for Mr. Petley, the amount for 2024 reflects the Promotion Grant (see footnotes 2 and 3 to the Grants of Plan-Based Awards Table). For 2024, the grant date fair value of the RSUs for all named executive officers as indicated herein, is based on the closing price of our common stock on February 27, 2024, the grant date, of $37.27 and for Mr. Petley's Promotion Grant with a grant date of May 13, 2024 and closing price of our common stock on that date of $34.14. For the 2024 – 2026 LTIP, the following table sets forth the target number of units, their target grant date fair value reflected in the Stock Awards column above, and their grant date fair value assuming that the maximum level of performance would be achieved.

Name	Target Number of 2024 – 2026 LTIP	Target Grant Date Fair Value	Maximum Grant Date Fair Value

Stephen McMillan	172,692	$6,436,231	$9,654,346
			$—
Claire Bramley	69,077	$2,574,500	$3,861,768
			$—
Hillary Ashton	51,117	$1,905,131	$2,857,715
			$—
Richard Petley	44,311	$1,597,823	$2,396,753
			$—
Michael Hutchinson	41,446	$1,544,692	$2,317,039

2025 PROXY STATEMENT	65

Compensation Tables
For 2024, the amounts reflected in the “Stock Awards” column also include the incremental fair value of the 2023 – 2025 LTIP that was modified as described in the “Adjustment to Performance Goals: 2023 – 2025 LTIP and 2024 – 2026 LTIP” section of the CD&A as follows: Mr. McMillan, $4,906,725; Ms. Bramley, $1,766,424; Ms. Ashton, $1,334,640; Mr. Petley, $765,450; and Mr. Hutchinson, $785,069. The incremental fair value of the modified 2023-2025 LTIP was determined under FASB ASC Topic 718, as of the modification date, and does not reflect the actual value of any award that was earned or received by the named executive officers in 2024. As such, it is important for readers to understand that the potential value to be paid out to the named executive officers upon the completion of the 2025 performance period, if anything, is not the sum of the incremental fair value amount for the 2023 – 2025 LTIP reported in the 2024 line and the amount of the grant date fair value for the grant of the 2023 – 2025 LTIP included in the 2023 line.

(3)This column reflects the annual cash incentive earned by our named executive officers under the annual cash incentive program for the applicable year, which for Mr. Petley also includes the 2024 Sales Incentive Plan. For information concerning the 2024 annual cash incentive, see the "Annual Cash Incentive Awards" discussion in the Compensation Discussion and Analysis section of this proxy statement.
(4)The amounts reported in this column for 2024 include the following:

	Other Compensation
Name	Charitable Giving Match ($)	Travel Expense ($)	Car Allowance ($)(i)	Spousal Travel ($)(ii)	Company Contributions to 401(k) ($)(iii)	Cash in Lieu of Pension ($)(iv)	Value of Life Insurance Premiums Paid by Company ($)	Tax Adjust- ment ($)(v)	Total ($)

Stephen McMillan	750	150,000	—	8,147	17,250	—	1,350	7,035	184,532
			—						—
Claire Bramley	750	90,000	—	954	11,462	—	936	980	105,082
			—						—
Hillary Ashton	—	—	—	—	17,250	—	927	—	18,177
									—
Richard Petley	—	—	11,309	15,054	—	33,873	3,207	13,350	76,793
									—
Michael Hutchinson	329	—	—	—	9,714	—	768	—	10,811
(i)Mr. Petley does not receive a travel allowance, as he is based in the United Kingdom. However, he is entitled to a car allowance of £9,000 per year. We do not offer a car allowance to any of our U.S.-based named executive officers.
(ii)Reimbursement for spousal travel to Company business-related meetings in which it was appropriate for a spouse to attend.
(iii)As a resident of the United Kingdom, Mr. Petley is not eligible for this program.
(iv)We do not have pension plans for any of our U.S. based employees. Mr. Petley elected not to participate in the pension plan that we maintain for employees in the United Kingdom. In lieu thereof, he receives an annual cash payment equal to 5% of his eligible compensation.
(v)Amounts are for taxes as spousal travel is considered a taxable benefit.
(5)Mr. Petley and Mr. Hutchinson were not named executive officers in 2022 or 2023; therefore, their information is provided only for 2024. Mr. Hutchinson was our Chief Customer Officer during all of 2024 and was promoted to Chief Operating Officer during 2025, as such the compensation reported for Mr. Hutchinson is for his Chief Customer Officer role.
(6)Mr. Petley’s cash compensation and benefits were paid in British pounds for the year ending December 31, 2024. The amounts presented in this summary compensation table have been converted from British pounds to U.S. dollars using the exchange rate of 1 GBP = $1.25651.

66

Compensation Tables
2024 Grants of Plan-Based Awards
The following table summarizes information for each named executive officer regarding (i) estimated payouts under the 2024 Management Plan (and, for Mr. Petley, the 2024 Sales Incentive Plan), (ii) estimated payouts for the performance-based RSUs (“2024 – 2026 LTIP”) that were granted in 2024, (iii) service-based RSUs that were granted in 2024 (“2024 RSUs”), and (iv) the incremental fair value for the 2023 – 2025 LTIP as calculated in accordance with FASB ASC Topic 718.

Name	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock Units(3)	Grant Date Fair Value of Stock and Option Awards(4)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	(#)	($)

Stephen McMillan
Annual Incentive	—	—	250,000	1,000,000	2,250,000	—	—	—	—	—
2024 – 2026 LTIP	02/27/2024	02/23/2024	—	—	—	86,346	172,692	259,038	—	6,436,231
2024 RSUs	02/27/2024	02/23/2024	—	—	—	—	—	—	115,128	4,290,821
Incremental Fair Value for 2023 – 2025 LTIP	N/A	10/07/2024	—	—	—	—	—	—	—	4,906,725

Claire Bramley
Annual Incentive	—	—	130,000	520,000	1,170,000	—	—	—	—	—
2024 – 2026 LTIP	02/27/2024	02/23/2024	—	—	—	34,539	69,077	103,616	—	2,574,500
2024 RSUs	02/27/2024	02/23/2024	—	—	—	—	—	—	46,051	1,716,321
Incremental Fair Value for 2023 – 2025 LTIP	N/A	10/07/2024	—	—	—	—	—	—	—	1,766,424

Hillary Ashton
Annual Incentive	—	—	128,750	515,000	1,158,750	—	—	—	—	—
2024 – 2026 LTIP	02/27/2024	02/23/2024	—	—	—	25,559	51,117	76,676	—	1,905,131
2024 RSUs	02/27/2024	02/23/2024	—	—	—	—	—	—	34,078	1,270,087
Incremental Fair Value for 2023 – 2025 LTIP	N/A	10/07/2024	—	—	—	—	—	—	—	1,334,640

Richard Petley(5)
2024 Sales Incentive Plan	—	—	—	130,457	260,914	—	—	—	—	—
Annual Incentive	—	—	98,852	395,406	889,664	—	—	—	—	—
2024 – 2026 LTIP	02/27/2024	02/23/2024	—	—	—	13,586	27,171	40,757	—	1,012,663
Promotion LTIP	05/13/2024	05/13/2024	—	—	—	8,570	17,140	25,710	—	585,160
2024 RSUs	02/27/2024	02/23/2024	—	—	—	—	—	—	18,114	675,109
Promotion RSUs	05/13/2024	05/13/2024	—	—	—	—	—	—	11,427	390,118
Incremental Fair Value for 2023 – 2025 LTIP	N/A	10/07/2024	—	—	—	—	—	—	—	765,450

Michael Hutchinson
Annual Incentive	—	—	106,600	426,400	959,400	—	—	—	—	—
2024 – 2026 LTIP	02/27/2024	02/23/2024	—	—	—	20,723	41,446	62,169	—	1,544,692
2024 RSUs	02/27/2024	02/23/2024	—	—	—	—	—	—	27,631	1,029,807
Incremental Fair Value for 2023 – 2025 LTIP	N/A	10/07/2024	—	—	—	—	—	—	—	785,069

2025 PROXY STATEMENT	67

Compensation Tables
(1)The information included in the “Threshold”, “Target” and “Maximum” columns reflects the range of potential payouts under the 2024 Management Plan when the performance goals were established by the Committee. The actual amounts of the annual incentive awards earned for 2024 are reflected in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table. For Mr. Petley, the information in the “Target” and “Maximum” columns also reflects the range of potential payouts for him under the 2024 Sales Incentive Plan, in which he participated prior to his promotion to Chief Revenue Officer on April 5, 2024.
(2)The information included in the “Threshold”, “Target” and “Maximum” columns reflects the range of potential payouts under the 2024 – 2026 LTIP granted in 2024. The 2024 – 2026 LTIP is earned based on the extent to which specified financial performance goals are achieved over a three-year period ending December 31, 2026. The units earned generally vest on the date, following the end of the 3-year performance period, that the Committee certifies the achievement of the applicable performance goals, provided the executive remains employed by the Company. During the annual award cycle, the Committee approved a 2024 – 2026 LTIP grant for Mr. Petley and, in connection with his promotion in April 2024, the Committee approved an additional promotion grant to reflect his expanded role and additional responsibilities.
(3)Reflects the number of service-based RSUs granted in 2024, which generally vest in equal installments over three years from the date of grant, provided that the executive remains employed by the Company. During the annual award cycle, the Committee approved a RSU grant for Mr. Petley and, in connection with his promotion in April 2024, the Committee approved an additional promotion grant to reflect his expanded role and additional responsibilities.
(4)Reflects the aggregate grant date fair value, as determined in accordance with FASB ASC Topic 718, of the 2024 – 2026 LTIP and RSUs granted during 2024. Also reflects the incremental fair value of the 2023 – 2025 LTIP that was modified as described in the “Adjustment to Performance Goals: 2023 – 2025 LTIP and 2024 – 2026 LTIP” section of the CD&A, as determined under FASB ASC Topic 718 as of the modification date. No new awards were granted in connection with the modification and the value provided is calculated in accordance with the requirements of FASB ASC 718 and does not necessarily reflect the value that the named executive officer will receive upon completion of the performance period for the 2023 – 2025 LTIP.
(5)Mr. Petley’s cash compensation was paid in British pounds for the year ending December 31, 2024. The amounts presented in this table have been converted from British pounds to U.S. dollars using the exchange rate of 1 GBP = $1.25651.

68

Compensation Tables
2024 Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information for each named executive officer with respect to each award of performance-based RSUs and service-based RSUs that had not vested and remained outstanding as of December 31, 2024. None of our named executive officers have been granted stock options, as such, the columns that would reflect stock options that have not been exercised and remained outstanding as of December 31, 2024 have been omitted.

		Stock Awards		Equity Incentive Plan Awards
		Number of Shares or Units of Stock that have Not Vested(1) (#)	Market Value of Shares or Units of Stock that have Not Vested(2) ($)	Number of Unearned Shares, Units or Other Rights that have Not Vested (1) (#)		Market Value of Unearned Shares, Units or Other Rights that have Not Vested(2) ($)
Name	Grant Date

Stephen McMillan	02/27/2024	115,128	3,586,237	—		—
	02/27/2024	—	—	172,692		5,379,356
	03/06/2023	84,926	2,645,445	—		—
	03/06/2023	—	—	191,083		5,952,235
	03/01/2022	35,266	1,098,536	—		—
	03/01/2022	114,262	3,559,261	—		—
Claire Bramley	02/27/2024	46,051	1,434,489	—		—
	02/27/2024	—	—	69,077		2,151,749
	03/06/2023	30,574	952,380	—		—
	03/06/2023	—	—	68,790		2,142,809
	03/01/2022	9,875	307,606	—		—
	03/01/2022	31,994	996,613	—		—
Hillary Ashton	02/27/2024	34,078	1,061,530	—		—
	02/27/2024	—	—	51,117		1,592,295
	03/06/2023	23,100	719,565	—		—
	03/06/2023	—	—	51,975		1,619,021
	03/01/2022	9,593	298,822	—		—
	03/01/2022	31,079	968,111	—		—
Richard Petley	05/13/2024	11,427	355,951	—		—
	05/13/2024	—	—	17,140		533,911
	02/27/2024	18,114	564,251	—		—
	02/27/2024	—	—	27,171		846,377
	03/06/2023	13,249	412,706	—	—	—
	03/06/2023	—	—	29,809		928,550
	04/05/2022	4,184	130,332	—		—
	04/05/2022	6,902	214,997	—		—
	04/05/2022	13,554	422,207	—		—
Michael Hutchinson	02/27/2024	27,631	860,706	—		—
	02/27/2024	—	—	41,446		1,291,043
	03/06/2023	13,588	423,266	—		—
	03/06/2023	—	—	30,573		952,349
	03/01/2022	5,643	175,779	—		—
	03/01/2022	18,282	569,484	—		—

2025 PROXY STATEMENT	69

Compensation Tables
(1)These columns show the aggregate number of performance-based RSUs and service-based RSUs outstanding as of December 31, 2024. The remaining vesting dates for each award are as follows:

GRANT DATE	REMAINING VESTING DATES	VESTING SCHEDULE
3/1/2022	3/1/2025	1/3 increments over three years from the date of grant
3/1/2022	Q1 2025(a)	2022 – 2024 performance period – vests after performance level determination is made by the Committee
4/5/2022	4/5/2025	1/3 increments over three years from the date of grant
4/5/2022	Q1 2025(a)	2022 – 2024 performance period – vests after performance level determination is made by the Committee
3/6/2023	3/6/2025, 3/6/2026	1/3 increments over three years from the date of grant
3/6/2023	Q1 2026(b)	2023 – 2025 performance period – vests after performance level determination is made by the Committee
2/27/2024	2/27/2025, 2/27/2026, 2/27/2027	1/3 increments over three years from the date of grant
2/27/2024	Q1 2027(b)	2024 – 2026 performance period – vests after performance level determination is made by the Committee
5/13/2024	5/13/2025, 5/13/2026, 5/13/2027	1/3 increments over three years from the date of grant
5/13/2024	Q1 2027(b)	2024 – 2026 performance period – vests after performance level determination is made by the Committee
(a)The “Stock Awards” column includes the number of outstanding 2022 – 2024 LTIP awards at 72% achievement, because our performance through December 31, 2024 was certified at 72% on February 4, 2025. Executives must remain employed through the certification date to vest in the earned shares. The "Stock Awards" column also reflects the service-based RSUs that been granted.
(b)This “Equity Incentive Plan Awards” column includes the number of outstanding performance-based RSUs at the “target” level for awards with grant dates of March 6, 2023, February 27, 2024, and May 13, 2024.
(2)These columns show the aggregate dollar value of the performance-based RSUs and service-based RSUs using the closing stock price on December 31, 2024 of $31.15 per share.
2024 Option Exercises and Stock Vested
The following table sets forth information for each named executive officer with respect to the vesting of performance-based RSUs and service-based RSUs during 2024.  None of our named executive officers have been granted stock options, as such, the columns that would reflect the exercise of stock options have been omitted.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)

Stephen McMillan	232,346	10,252,172

Claire Bramley	62,241	2,674,572

Hillary Ashton	70,963	3,152,383

Richard Petley	31,514	1,208,191

Michael Hutchinson	20,717	768,653
(1)The value realized on vesting equals the number of shares acquired multiplied by the closing market price of our common stock on the vesting date.

70

Compensation Tables
Non-Qualified Deferred Compensation
The Company does not maintain any non-qualified defined contribution plans or other deferred compensation plans for employees.
Pension Benefits
We do not maintain any qualified or non-qualified defined benefit plans for our employees in the United States. Since Mr. Petley is based in the United Kingdom, he is eligible to participate on the pension plan available for our United Kingdom employees. He elected not to participate in the pension plan. In lieu thereof, he receives an annual cash payment equal to 5% of his eligible compensation. For 2024, this benefit equaled $33,873 (£26,958).

2025 PROXY STATEMENT	71

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Background
We have entered into agreements and maintain plans and arrangements that may require us to pay or provide compensation and benefits to our named executive officers in the event of certain terminations of employment or a change in control. For example, all of our currently employed named executive officers are participants in our CIC Plan, which provides “double-trigger” severance protections in the event that a participating executive’s employment is terminated under qualifying circumstances in connection with a change in control, and in our Executive Severance Plan, which provides severance protections in the event that a participant’s employment is terminated by the Company without cause (other than as a result of death, disability or a change in control), or in the case of Mr. McMillan, if he terminates his employment for good reason. Estimates of the amounts to be paid or provided to each of our named executive officers in connection with a termination of employment or a change in control are provided below. As part of the restructuring activities announced during 2024 and as a result of personal reasons, Teradata realigned the leadership of the Products Organization and eliminated the position of Chief Product Officer held by Hillary Ashton, effective as of December 31, 2024. As a result, Ms. Ashton was entitled to severance benefits under the Executive Severance Plan. For purposes of the following disclosure, for Ms. Ashton, the tables below show only what she received on her actual termination on December 31, 2024, and not under any other scenario.
Estimated Payments to Named Executive Officers
The estimates set forth below of the amounts payable to our named executive officers upon termination of employment or in connection with a change in control generally are based on the assumption that the various triggering events occurred on the last day of 2024, along with other material assumptions noted below. The actual amounts that would be paid to a named executive officer upon termination or a change in control can only be determined at the time the actual triggering event occurs.
The estimated amount of compensation and benefits described below for our named executive officers generally does not take into account compensation and benefits that were already earned at the time of the applicable triggering event, such as equity awards that have previously vested in accordance with their terms or vested benefits otherwise payable under our compensation programs. As a result, the estimates below for our named executive officers do not provide information on the payout of 2024 incentive awards under the annual cash incentive program for our named executive officers, because those awards were earned as of December 31, 2024 for participating executives, subject to Committee approval, regardless of whether the executive terminated employment or a change in control occurred on that date. Please refer to the Summary Compensation Table for the annual incentives earned by our named executive officers in 2024.
Mr. Petley is based in the United Kingdom and his cash compensation was paid in British pounds for the year ending December 31, 2024. The amounts presented in the narrative and tables in this section have been converted from British pounds to U.S. dollars using the closing exchange rate on December 31, 2024 of 1 GBP = $1.25651.
Non-Change in Control Scenarios
Executive Severance Plan
Each of our currently employed named executive officers participates in our Executive Severance Plan (other than Mr. Petley, who resides in the U.K. and receives comparable severance benefits under a separate arrangement).
The Executive Severance Plan generally provides severance benefits in the event of termination of employment by the Company without cause (but not as a result of the participant’s disability or death). In the case of Mr. McMillan, the Executive Severance Plan also provides severance benefits in the event of his termination of employment for good reason (because Mr. McMillan negotiated such provision upon his hiring). For this purpose, “good reason” for Mr. McMillan’s termination of his employment generally is defined to mean any of the following events or conditions: (a) a material reduction in his authority, duties and responsibilities (other than an isolated, insubstantial and inadvertent action that is not taken in bad faith); (b) any reduction in his annual base salary; (c) the Company’s failure to timely pay annual or long-term incentive compensation to which he is otherwise entitled; (d) a reduction of five percent or more in his “target” or “maximum” annual or long-term incentive opportunity (other than an across-the-board reduction applicable to senior

72

Potential Payments Upon Termination or Change in Control
Teradata executives); (e) the Company’s failure to continue any equity compensation plan in which he participates (or a substantially equivalent alternative compensation plan), or the Company’s failure to continue his participation in any such equity compensation plan on substantially the same basis (other than as a result of any isolated, insubstantial and inadvertent action not taken in bad faith); or (f) the Company’s failure, unless otherwise required by law, to continue to provide employee benefits that are substantially equivalent, in the aggregate, to those provided under the Company’s qualified and nonqualified employee benefit and welfare plans of the Company (other than a reduction of less than 5% of the aggregate value of such benefits).
Notwithstanding the foregoing, in the event of the termination of a participating named executive officer’s employment without cause or for good reason in connection with a change in control of Teradata, severance benefits generally would be provided under the CIC Plan, as discussed below.
In the event of a qualifying termination of employment without cause (not in connection with a change in control), or a termination of employment by Mr. McMillan for good reason, our participating named executive officers would be entitled to receive the following severance benefits under the terms of the Executive Severance Plan.
•Salary and target annual cash incentive continuation for one year;
•A prorated target annual cash incentive payment for the year of termination under the Company’s Management Incentive Plan;
•Continued medical, dental and vision care coverage, with the Company continuing to subsidize its share of the premium during the 1-year salary continuation period;
•Outplacement services for up to one year;
•Pro-rata vesting of service-based and performance-based RSUs (subject to achievement of applicable performance goals for performance-based RSUs); and
•For retirement-eligible participants (i.e., participants aged 55 or older), an additional year of vesting service for any unvested stock options and service-based RSUs (but not performance-based RSUs), and the opportunity to exercise vested stock options (if any) until the earlier of three years after termination or the original option expiration date. For this purpose, Ms. Bramley is deemed to have attained age 55 upon any qualified termination. Additionally, for purposes of determining vesting of both his service-based RSUs and his performance-based RSUs, Mr. McMillan would be entitled to an additional year of vesting service, regardless of his age.
Severance benefits under the Executive Severance Plan are conditioned upon the participant’s release of claims against the Company, as well as compliance with certain restrictive covenants, including non-competition, non-solicitation, non-disparagement and confidentiality provisions to the extent permissible under applicable law.
Mr. Petley participates in a comparable U.K. severance arrangement, which provides for the greater of (i) the notice of termination and other payments upon the terms, and subject to the conditions, of any required United Kingdom severance guidelines at the time of the qualified termination or (ii) separation benefits substantially equivalent to what an executive officer would be entitled to receive under the Executive Severance Plan.
Treatment of Equity Awards on Termination of Employment (not in Connection with a Change in Control)
The following chart summarizes the standard vesting treatment of our equity awards in the event of termination of employment, other than termination in connection with a change in control, and other than special vesting terms for certain awards as further described below. The general vesting treatment described below is conditioned upon the participant’s compliance with non-competition and non-solicitation provisions, to the extent permissible under applicable law, for a 12-month period (or, if applicable law requires a shorter period, for the maximum period allowed under applicable law), as well as confidentiality restrictions. Our performance-based RSUs and service-based RSUs generally pay out upon vesting. None of our named executive officers have stock option awards.

2025 PROXY STATEMENT	73

Potential Payments Upon Termination or Change in Control

SITUATION	PERFORMANCE-BASED RSUs	SERVICE-BASED RSUs	STOCK OPTIONS

Death and Long-Term Disability (“LTD”)
In the event of death or LTD during the performance period, a pro-rata portion of the award, calculated as of the date of death or LTD, will become vested based on actual results during the performance period.
In the event of death or LTD after the end of the performance period and prior to payment, awards vest in full, to the extent earned, upon the date of death or LTD.
		Awards vest in full upon the date of death or LTD.	Awards remain exercisable until the later of the expiration of the 10-year term or three years after death or LTD.

Retirement (termination on or after age 55, with the consent of the Committee, where applicable)	Generally, a pro-rata portion of the award, calculated as of retirement, will become vested based on actual results during the performance period.	Generally, a pro-rata portion will become vested as of date of retirement.	Awards remain exercisable until the earlier of three years following retirement date or the expiration date.

Termination without Cause	A pro-rata portion of the award, calculated as of the date of termination, will become vested based on actual results during the performance period.
A pro-rata portion will become vested as of the date of termination, and retirement-eligible participants (i.e., participants aged 55 or older) may be credited with an additional year of vesting service.

Awards generally remain exercisable until the earlier of the fifty-ninth day after termination or the expiration date.
However, awards held by retirement-eligible participants (i.e., participants aged 55 or older) remain exercisable until the earlier of 3 years after termination or the original option expiration date.

Voluntary Resignation (other than retirement, as described above)	Unvested awards are forfeited.	Unvested awards are forfeited.	Awards remain exercisable until the earlier of the fifty-ninth day after termination or the expiration date.

Notwithstanding the general equity vesting terms described above, certain of our equity awards are subject to special vesting terms, as described below:
•Pursuant to his Offer Letter and the Executive Severance Plan, in the event of the termination of his employment by the Company without cause or by Mr. McMillan for good reason (and not in connection with a change of control), Mr. McMillan would be entitled to an additional year of vesting service for purposes of determining pro-rated vesting of his other service-based and performance-based RSUs (with performance-based awards vesting based on actual performance results for the entire performance period).
•Pursuant to an Offer Letter and the Executive Severance Plan, in the event of the termination of employment by the Company without cause (and not in connection with a change of control), Ms. Bramley would be entitled to an additional year of vesting service for purposes of determining pro-rated vesting of her or his service-based RSUs.
The tables below quantify the amounts that would be payable to our named executive officers in the event of termination of employment, other than termination in connection with a change in control.

74

Potential Payments Upon Termination or Change in Control
Death or Disability
We would have provided each named executive officer (or his or her beneficiary) with the following estimated payments or benefits had he or she died or become disabled on December 31, 2024.

EXECUTIVE	LIFE INSURANCE ($)(1)	DISABILITY PAYMENTS ($)(2)	RESTRICTED SHARE UNITS ($)(3)	TOTAL ($)

Stephen McMillan	2,300,000	760,000	16,650,750	19,710,750

Claire Bramley	3,540,000	573,324	5,836,852	9,950,176

Richard Petley	2,133,598	667,511	3,179,574	5,980,683

Michael Hutchinson	2,559,000	573,200	3,094,468	6,226,668
(1)Proceeds would be payable by a third-party insurer. Benefits provided upon death depend on the individual level of benefits chosen by the named executive officer during the annual benefits enrollment process. The U.S.-based named executive officers receive the same Company-provided life insurance coverage as is generally offered to U.S.-based employees. The coverage generally is 200% of base salary for life insurance (but capped at $1,500,000). Each U.S.-based employee has the option of choosing a higher level of coverage at his own expense. Each participating U.S.-based named executive officer opted for core coverage for 2024, except for Mr. McMillan and Ms. Bramley, who opted for higher coverage. Mr. Petley receives the same Company-provided life insurance coverage as is generally offered to our U.K.-based employees. The coverage generally is 300% of actual compensation for life insurance. Each U.K.-based employee has the option of choosing a higher level of coverage at his own expense, but Mr. Petley did not elect to have such additional coverage.
(2)Benefits provided upon disability generally depend on the individual level of benefits chosen by the named executive officer during the annual benefits enrollment process. The U.S.-based named executive officers receive the same short-term and long-term disability coverage as is generally offered to U.S.-based employees. The core coverage is (i) for short-term disability, 100% base salary for 12 weeks followed by up to 14 weeks at 66 2/3% of base salary, and (ii) for long-term disability, 50% of base salary (up to a maximum monthly payment of $15,000) for the duration of an employee’s long-term disability. Each U.S. employee has the option of choosing a higher level of coverage at his own expense. Each participating U.S.-based named executive officer opted for core coverage for 2024, except for Mr. McMillan and Mr. Hutchinson, who opted for higher coverage. The payments above assume maximum payout based on the named executive officer’s coverage election for 26 weeks of short-term disability plus two years of long-term disability. Mr. Petley receives the same sick leave and long-term disability coverage as is generally offered to U.K.-based employees. The core coverage for (i) sick leave, is dependent on length of service (Mr. Petley is eligible for 13 weeks), and (ii) for long-term disability, 50% of base salary for the duration of an employee's long-term disability. The payment above assumes maximum payout based on Mr. Petley's coverage election for 13 weeks of sick leave plus two years of long-term disability.
(3)Equity valuations are based on a closing price of our stock on December 31, 2024 of $31.15, with performance-based RSUs for ongoing performance periods included at the “target” level.
Retirement
We would have provided each named executive officer with the following estimated payments if he or she had retired (with Committee consent, where applicable) on December 31, 2024.

EXECUTIVE	RESTRICTED SHARE UNITS ($)(1)(2)	TOTAL ($)

Stephen McMillan	—	—

Claire Bramley	—	—

Richard Petley	—	—

Michael Hutchinson	2,845,193	2,845,193
(1)Equity valuations generally are based on a closing price of our stock on December 31, 2024 of $31.15.
(2)Mr. Hutchinson was eligible for retirement (age 55 or older) on December 31, 2024. Committee consent generally would be required for retirement vesting of RSU awards.

2025 PROXY STATEMENT	75

Potential Payments Upon Termination or Change in Control
Termination without Cause (not in Connection with a Change in Control)
Each named executive officer would have been entitled to the following estimated payments and benefits if, on December 31, 2024 and not in connection with a change in control, we terminated the executive’s employment without cause (and not as a result of death or disability), or, in the case of Mr. McMillan, he terminated his employment for good reason. For Ms. Ashton, this table reflects the benefits that she received upon her termination on December 31, 2024.

EXECUTIVE	CASH ($)(1)	RESTRICTED SHARE UNITS ($)(2)	WELFARE BENEFITS ($)	OUT-PLACEMENT COUNSELING ($)	TOTAL ($)

Stephen McMillan	1,800,000	20,296,618	14,313	18,000	22,128,931

Claire Bramley	1,040,000	5,496,386	21,048	18,000	6,575,434

Hillary Ashton	1,030,000	3,827,886	21,600	18,000	4,897,486

Richard Petley	1,068,034	2,347,983	3,741	18,000	3,437,758

Michael Hutchinson	852,800	2,969,825	21,048	18,000	3,861,673
(1)The cash amounts reported in this column reflect cash severance benefits under the Executive Severance Plan, but do not reflect any pro-rata annual cash incentive payments for 2024 for any named executive officer. This is because we are required to assume a termination date of December 31, 2024, on which date 2024 annual cash incentive payments for named executive officers were already vested, regardless of termination of employment. Please refer to the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for the amount of the 2024 annual cash incentives paid to each executive.
(2)Equity valuations are based on a closing price of our stock on December 31, 2024 of $31.15, with performance-based RSUs for ongoing performance periods included at the “target” level. For Mr. McMillan, equity valuations reflect an additional 12 months of vesting service for his other service-based and performance-based RSU awards. For Mr. Hutchinson, who was retirement-eligible (age 55 or older) on December 31, 2024, the equity values reported above include an additional 12 months of vesting service for service-based equity awards. Pursuant to an Offer Letter and the Executive Severance Plan, in the event of the termination of employment by the Company without cause (and not in connection with a change of control), Ms. Bramley would be entitled to an additional year of vesting service for purposes of determining her pro-rated vesting of service-based RSUs.
Change in Control Scenarios
Change in Control Severance Plan
We maintain the CIC Plan to help retain key executives by reducing personal uncertainty that may arise from the possibility of a change in control and to promote their objectivity and neutrality in evaluating transactions that may be in the best interest of the Company and its stockholders. This plan establishes objective criteria to determine whether a change in control has occurred and provides for severance payments and benefits on a “double trigger” basis, which also applies, under the Stock Incentive Plan, to our equity compensation awards. The “double trigger” design is intended to further our goals to retain key executives upon a change in control.
Each named executive officer participates in the CIC Plan.
Under the CIC Plan, if a participating executive’s employment is terminated by us other than for “cause”, death or disability or if the executive resigns for “good reason” within two years after a “change in control” (or within six months prior to a change in control, if the executive can demonstrate that the termination occurred in connection with a change in control), then Teradata or its successor will be obligated to pay or provide the following benefits:
•A lump sum payment equal to 2.0 times the executive’s annual base salary and annual incentive. For this purpose, annual incentive generally means the average annual incentive earned for the prior three years;
•A lump sum payment equal to a pro-rata portion of the average annual incentive earned for the prior three years;
•Continued medical, dental and life insurance coverage for two years; and
•Continued outplacement and financial counseling services, if such services are offered at such time, for one year.

76

Potential Payments Upon Termination or Change in Control
The CIC Plan provides that upon termination of employment, each participant is prohibited from soliciting our employees for a 1-year period and is subject to confidentiality restrictions. Moreover, each participant is required to sign a release of all claims against the Company prior to receiving severance benefits under the plan. The CIC Plan does not provide for any “gross-up” payments related to excise taxes that may be imposed on an executive in connection with a change in control.
For purposes of the plan, the term “cause” generally means the willful and continued failure to perform assigned duties or the willful engaging in illegal or gross misconduct that materially injures the Company. The term “good reason” generally means: (i) the assignment of duties inconsistent with the executive’s position, authority, duties or responsibilities as in effect prior to a change in control; (ii) a reduction in base salary; (iii) failure to pay incentive compensation when due; (iv) a reduction in target or maximum incentive opportunities; (v) a failure to continue the equity compensation plan or other employee benefit programs; (vi) a relocation of the executive’s office by more than forty miles (provided that it also increases the executive’s commute by more than 20 miles); or (vii) failure to require a successor to assume the plan.
The term “change in control” generally means any of the following: (i) an acquisition of 50% or more of our stock by any person or group, other than the Company, our subsidiaries or employee benefit plans; (ii) a change in the membership of our Board of Directors, such that the current incumbents and their approved successors no longer constitute a majority; (iii) a reorganization, merger, consolidation or sale or other disposition of substantially all of our assets in which any one of the following is true—our old stockholders do not hold at least 50% of the combined enterprise, there is a 50%-or-more stockholder of the combined enterprise (other than as a result of conversion of the stockholder’s pre-combination interest in the Company), or the members of our Board of Directors (immediately before the combination) do not make up a majority of the board of the combined enterprise; or (iv) stockholder approval of a complete liquidation.
Treatment of Equity Awards
As described above, the Stock Incentive Plan provides for “double trigger” vesting of employee equity awards in connection with a change in control, meaning that, if the awards are assumed by the surviving entity in the change of control, vesting of the awards will not accelerate unless the executive also has a qualifying termination of employment (by the Company without cause or by the executive for good reason). In contrast, if the surviving entity does not assume the equity awards upon the change in control, unvested awards will become vested upon the occurrence of the change in control. The chart below generally summarizes how the unvested equity awards held by our current named executive officers on December 31, 2024 would be treated in connection with a change of control. None of our named executive officers holds any unvested stock options.

PERFORMANCE-BASED RSUs	SERVICE-BASED RSUs

If the award is not assumed by the surviving entity, then the award will vest in full, either at the “target” level (if the CIC occurs before the end of the applicable performance period) or based on actual performance (if the applicable performance period has been completed).
If the award is not assumed by the surviving entity, then vesting accelerates upon the CIC.

If the award is assumed, then the award will continue to vest during the applicable performance period, either at the “target” level (if the CIC occurs before the end of the applicable performance period) or based on actual performance (if the applicable performance period has been completed). However, vesting accelerates if the executive’s employment is involuntarily terminated without “cause”, or on account of executive’s death or disability, or the executive resigns for “good reason,” in each case within 24 months after the CIC.

If the award is assumed, then the award will continue to vest during the applicable vesting period. However, vesting accelerates if the executive’s employment is involuntarily terminated without “cause”, or on account of executive’s death or disability, or the executive resigns for “good reason,” in each case within 24 months after the CIC.

The tables below quantify the amounts that would be payable to our named executive officers in the event of a change in control or in the event of termination of employment in connection with a change in control.

2025 PROXY STATEMENT	77

Potential Payments Upon Termination or Change in Control
Qualifying Termination Within Two Years After a Change in Control
Our named executive officers would have been entitled to the following estimated payments and benefits if a change in control occurred on December 31, 2024 and the executive’s employment was terminated without “cause” or the executive terminated his or her employment for “good reason” immediately following such change in control.

EXECUTIVE	CASH ($)(1)	RESTRICTED SHARE UNITS ($)(2)	WELFARE BENEFITS ($)	OUTPLACEMENT AND FINANCIAL COUNSELING ($)	TOTAL ($)

Stephen McMillan	3,413,333	22,221,066	31,326	18,000	25,683,725

Claire Bramley	1,900,587	7,985,620	43,968	18,000	9,948,175

Richard Petley	1,987,724	4,409,283	13,895	18,000	6,428,902

Michael Hutchinson	1,598,252	4,272,612	43,631	18,000	5,932,495
(1)The cash amounts reported in this column reflect cash severance benefits under the CIC Plan, but do not reflect any pro-rata annual cash incentive payments for 2024. This is because we are required to assume a termination date of December 31, 2024. Each named executive officer employed on that date would have already earned a annual cash incentive for 2024 regardless of whether he or she terminated employment. Please refer to the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for the amount of the 2024 annual cash incentive paid to each executive.
(2)Equity valuations are based on the following assumptions: (i) a closing price of our stock on December 31, 2024 of $31.15; (ii) the awards are assumed in the corporate transaction and vest immediately prior to the change in control (at the “target” level, in the case of performance-based RSUs with ongoing performance periods as of December 31, 2024); and (iii) each named executive officer’s employment is terminated without “cause” or by the executive for “good reason” immediately after the corporate transaction.
Change in Control and Equity Awards are not Assumed by Surviving Entity
Our named executive officers would have been entitled to the following estimated payments and benefits in the event that a “change in control” occurred on December 31, 2024, and the named executive officer’s equity awards were not assumed by the surviving entity. If the awards were assumed by the surviving entity, then the awards would not vest on a change in control but would vest on a qualifying termination within two years after the change in control as illustrated in the table immediately above.

NAME	RESTRICTED SHARE UNITS ($)(1)	TOTAL ($)

Stephen McMillan	22,221,066	22,221,066

Claire Bramley	7,985,620	7,985,620

Richard Petley	4,409,283	4,409,283

Michael Hutchinson	4,272,612	4,272,612
(1)Equity valuations are based on the following assumptions: (i) a closing price of our stock on December 31, 2024 of $31.15; and (ii) the awards are not assumed in the corporate transaction and as a result vest immediately prior to the change in control (at the “target” level, in the case of performance-based RSUs with ongoing performance periods as of December 31, 2024) and are cashed out.

78

CEO PAY RATIO DISCLOSURE
We are providing the following information regarding the relationship of the annual total compensation of our CEO and that of our “median employee,” as required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K. The pay ratio information provided below is a reasonable estimate calculated in a manner consistent with the pay ratio disclosure rules.
For our 2024 fiscal year:
•The estimated median of the annual total compensation of all of our employees, excluding the CEO, was $68,247;
•The annual total compensation of Mr. McMillan, who was serving as our CEO on December 31, 2024, was $17,418,309, as reported in the Summary Compensation Table of this proxy statement; and
•The ratio of the annual total compensation of our CEO to the median of the annual total compensation of all other employees was estimated to be 255 to 1.
We have elected to identify our median employee every three years unless there is a significant change in employee population or employee compensation arrangements. In light of a reduction-in-force that was implemented in 2024, we decided that it would be appropriate to re-determine our median employee for the year, resulting in a new median employee. In determining the pay ratio information provided above, we identified our new median employee for 2024 by using the following methodology, as permitted by the SEC’s pay ratio disclosure rules:
•December 31, 2024 was selected as the date upon which we would identify our employee population and median employee, and, from our tax and payroll records, we compiled a list of all full-time, part-time, and seasonal employees who were employed on that date, including employees working both within and outside of the United States.
•Total cash compensation during the 2024 fiscal year was used as a consistently applied compensation measure to identify our median employee from the employees on the list. For this purpose, we define total cash compensation as the sum of base wages and target annual incentives payable in cash during the year. For employees working outside of the United States, total cash compensation was converted to U.S. dollars using 2024 exchange rates.
•Applying the methodology described above, we determined that our median employee was a Manager - Individual Contributor located in Brazil.
For fiscal year 2024, we calculated the annual total compensation of the median employee using the same methodology that we used to determine the annual total compensation of the CEO, as reported in the Summary Compensation Table of this proxy statement.
It should be noted that the SEC’s pay ratio disclosure rules provide reporting companies with a great deal of flexibility in determining the methodology used to identify the median employee and the pay ratio. As such, our methodology may differ materially from the methodology used by other companies to prepare their pay ratio disclosures, which may contribute to a lack of comparability between our pay ratio and the pay ratio reported by other companies, including those within our industry.

2025 PROXY STATEMENT	79

PAY VERSUS PERFORMANCE
The information provided below is mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, which require that we, among other things, report the amount of “compensation actually paid” to our named executive officers for the last three fiscal years and compare those amounts to certain mandated performance metrics. The “compensation actually paid” to our named executive officers is calculated in accordance with applicable SEC rules and does not reflect the actual amount of compensation earned by or paid to our named executive officers during each covered fiscal year.
Please refer to the Compensation Discussion and Analysis section of this proxy statement for details regarding how the Compensation and People Committee links the compensation paid to our named executive officers to our corporate performance.

Year	Summary Compen- sation Table Total for PEO (Stephen McMillan) ($)	Summary Compen- sation Table Total for PEO (Victor Lund) ($)	Compen- sation Actually Paid to PEO(1) (Stephen McMillan) ($)	Compen- sation Actually Paid to PEO (Victor Lund) ($)	Average Summary Compen- sation Table Total for Non-PEO NEOs ($)	Average compen- sation Actually Paid to Non-PEO NEOs(2) ($)	Value of Initial Fixed $100 Investment Based on:		Net Income (in millions)(6) ($)	Company- Selected Measure (Total Public Cloud ARR in millions)(7) ($)
							Total Shareholder Return(4) ($)	Peer Group Total Shareholder Return(5) ($)

2024	17,418,309	n/a	6,943,270	n/a	5,267,915	2,307,880	116.36	286.10	114	609

2023	14,732,749	n/a	19,889,549	n/a	4,331,385	5,759,776	162.50	210.90	62	528

2022	15,035,353	n/a	10,958,172	n/a	4,123,973	2,642,464	125.74	134.82	33	357

2021	11,570,638	n/a	19,339,239	n/a	6,081,512	8,485,757	158.65	172.92	147	202

2020	14,329,531	1,064,957	15,652,678	(400,670)	4,516,638	3,241,121	83.94	142.21	129	106
(1)Compensation actually paid (“CAP”) was calculated by beginning with the total amount reported in the Summary Compensation Table (the “SCT”) for the applicable year, (i) subtracting the grant date fair value of stock awards reported in the Stock Award column of the SCT (“Stock Awards”), and (ii) adding the change in fair value of stock awards for the applicable year. Fair value amounts were computed in a manner consistent with the fair value methodology used to account for share-based payments in our financial statements under generally accepted accounting principles.
Mr. Lund is included in this table as CEO for 2020 and Mr. McMillan is included for all years. Following is a reconciliation of the SCT total and the CAP for 2024 for Mr. McMillan, who has been our CEO since June 8, 2020.

CEO: Stephen McMillan
Year	SCT Total ($)	Subtract Grant Date Value of Stock Awards Granted Each Year as Disclosed in the SCT ($)	Add Change in Fair Value of Stock Awards ($)	CAP ($)

2024	17,418,309	(15,633,777)	5,158,738	6,943,270

80

Pay Versus Performance
Following is a table that reflects the change in fair value of stock awards for Mr. McMillan for 2024.

CEO: Change in Fair Value of Stock Awards (S. McMillan)
Year	Year-End Fair Value of Stock Awards Granted in Covered Fiscal Year that Remained Unvested at the end of the Covered Fiscal Year ($)	Year-over- Year Increase or Decrease in Fair Value for Stock Awards Granted in Prior Years that Remained Unvested at the end of the Covered Fiscal Year ($)	Increase or Decrease in Fair Value of Stock Awards Granted in Prior Years that Vested in Covered Fiscal Year ($)	Fair Value of Stock Award Granted in Covered Fiscal Year that Vested in Covered Fiscal Year ($)	Adjustments for Stock Awards that Failed to Meet Performance Conditions ($)	Value of Dividends or Other Earnings Paid on Stock Awards not Otherwise Reflected in Fair Value ($)	Total Change in Fair Value on Stock Awards Included in CAP(3) ($)

2024	8,481,451	(1,929,825)	(1,392,888)	—	—	—	5,158,738

(2)CAP for the other named executive officers was calculated in the same manner as described above for the CEO, except the amounts were averaged for each year. Following is a reconciliation of the average SCT total and the average CAP for the named executive officers, other than the CEO, for 2024. The non-CEO named executive officers included in the average for each year are as follows:
a)2024: Claire Bramley, Hillary Ashton, Richard Petley and Michael Hutchinson
b)2022 and 2023: Claire Bramley, Hillary Ashton, Todd Cione, and Margaret Treese
c)2021: Claire Bramley, Mark Culhane (former CFO), Hillary Ashton, Todd Cione, and Kathleen Cullen-Cote
d)2020: Mark Culhane (former CFO), Dan Harrington (former CSO), Hillary Ashton, Kathleen Cullen-Cote, and Scott Brown (former CRO)

Other Named Executive Officers
Year	SCT Total ($)	Subtract Grant Date Value of Stock Awards Granted Each Year as Disclosed in the SCT ($)	Add Change in Fair Value of Stock Awards ($)	CAP ($)

2024	5,267,915	(4,338,793)	1,378,758	2,307,880

Following is a table that reflects the average change in fair value of stock awards for the other named executive officers for 2024.

Other Named Executive Officers: Average Change in Fair Value of Stock Awards
Year	Year-End Fair Value of Stock Awards Granted in Covered Fiscal Year that Remained Unvested at the end of the Covered Fiscal Year ($)	Year-over- Year Increase or Decrease in Fair Value for Stock Awards Granted in Prior Years that Remained Unvested at the end of the Covered Fiscal Year ($)	Increase or Decrease in Fair Value of Stock Awards Granted in Prior Years that Vested in Covered Fiscal Year ($)	Fair Value of Stock Award Granted in Covered Fiscal Year that Vested in Covered Fiscal Year ($)	Adjustments for Stock Awards that Failed to Meet Performance Conditions ($)	Value of Dividends or Other Earnings Paid on Stock Awards not Otherwise Reflected in Fair Value ($)	Total Change in Fair Value on Stock Awards Included in CAP(3) ($)

2024	2,102,940	(292,626)	270,418	—	(701,974)	—	1,378,758

(3)The fair value amounts were calculated using our stock price on the last day of each fiscal year or the date of vesting, as applicable, and the probable level of achievement of the performance goals as of the end of each year.

2025 PROXY STATEMENT	81

Pay Versus Performance
(4)Teradata shareholder return (“TSR”) represents the cumulative investment return of an initial fixed $100 investment in our common stock on December 31, 2019, assuming reinvestment of all dividends. Teradata TSR reflected in the table above may not be indicative of future performance.
(5)Peer group TSR represents the cumulative investment return of an initial fixed $100 investment in the S&P Information Technology Index on December 31, 2019, assuming reinvestment of all dividends.
(6)Reflects net income, as reported in our Form 10-K for the applicable year.
(7)Following is a list of the most important financial measures used by Teradata to link CAP to performance for the most recently completed fiscal year:
a)Public Cloud ARR
b)Total ARR Growth
c)Non-GAAP Operating Margin
d)Free Cash Flow
Of the goals listed above, we consider Public Cloud ARR to be the most important financial performance measure (that is not otherwise required to be disclosed in the table) used to link CAP to company performance and therefore include it as the Company-Selected Measure in the table above.
1.TSR: Teradata vs. Peer Group

$286.1
$116.4
$100.0
300
250
200
150
100
50
0
TSR
Value of Initial Fixed $ 100 Investment on 12/31/2019
2019
2020
2021
2022
2023
2024
S&P Information Technology Index
Teradata Corporation

82

Pay Versus Performance
2.CAP versus TSR

CAP
$000s
20,000
15,000
10,000
5,000
0
TSR
Value of Initial Fixed $100 Investment
200
150
100
50
0
$15,653
$19,339
$10,958
$19,890
$6,943
-$401
$3,241
$8,486
$2,642
$5,760
$2,308
$100
$84
$159
$126
$163
$116
2019
2020
2021
2022
2023
2024
CAP to S. McMillan
CAP to V. Lund
Average CAP to Non-PEO NEOs
Company TSR

3.CAP versus Net Income

CAP
$000s
Net Income, $Millions
20,000
15,000
10,000
5,000
0
160
140
120
100
80
60
40
20
0
$15,653
-$401
$3,241
$129
$19,339
$8,486
$147
$10,958
$2,642
$33
$19,890
$5,760
$62
$6,943
$2,308
$114
2020
2021
2022
2023
2024
CAP to S. McMillan
CAP to V. Lund
Average CAP to Non-PEO NEOs
Net Income

2025 PROXY STATEMENT	83

Pay Versus Performance
4.CAP versus Company-Selected Measure (CSM)

22,500
18,000
13,500
9,000
4,500
0
CAP
$000s
600
500
400
300
200
100
0
CSM: Public Cloud ARR
$000s
$15,653
$19,339
$10,958
$19,890
$6,943
-$401
$3,241
$8,486
$2,642
$5,760
$2,308
$106
$202
$357
$528
$609
2020
2021
2022
2023
2024
CAP to S. McMillan
CAP to V. Lund
Average CAP to Non-PEO NEOs
CSM (Total Public Cloud ARR)

84

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION (Item 2 on Proxy Card)
The foundation of our executive compensation program is to pay for performance. Our executive officers are compensated based on the key financial and strategic drivers of our business and in a manner that is consistent with competitive practices and sound corporate governance principles. We believe that our executive compensation program aligns our incentive compensation with the long-term interests of our stockholders because it is designed to motivate our executives to deliver long-term sustainable growth and stockholder value, and to provide retention incentives. The Board encourages you to review the Executive Compensation section of this proxy statement, including the Compensation Discussion and Analysis and related tables and narratives, for additional details on our executive compensation program.
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, stockholders are able to vote to approve, on an advisory (non-binding) basis no less than once every three years, the compensation of our named executive officers (a “say-on-pay” vote). Since our annual meeting of stockholders in 2011, we have provided our stockholders with annual say-on-pay voting opportunities. In connection with our 2024 annual meeting, our advisory say-on-pay proposal received 95.4% approval.
Since 2015, we have regularly engaged stockholders to solicit their input regarding the Company’s executive compensation program. This past year, we again sought feedback from our largest institutional investors, representing over 65% of Teradata’s outstanding shares. Our discussions with investors have historically touched on a number of themes, including stockholders’ desire that a meaningful portion of long-term incentive value continue to be allocated to equity awards that are based on longer-term performance goals with a strong rationale and linkage to our business strategy. In designing our executive compensation program, we have taken into account the common themes expressed by our stockholders. For example, as described in the Compensation Discussion and Analysis:

✓
A substantial majority (60%) of our long-term incentive opportunity that was granted in 2024 is allocated to performance-based equity awards, with the remaining 40% providing balance to the program through service-based awards with 3-year graded vesting for retention purposes.

✓
All of our performance-based equity awards that were granted in 2024 were once again tied to financial goals over a 3-year period that are key to the advancement of our business and valued by stockholders.

We also ensure that all of the annual cash incentive is performance based by being tied to the achievement of three key financial measures that support the strategic focus of our business. As described in the Compensation Discussion and Analysis section, for the annual cash incentive awards granted in 2024, the financial measures were Total ARR Growth, Public Cloud ARR Growth and Non-GAAP Operating Margin.
We are providing our stockholders with the opportunity to cast non-binding advisory votes to approve the compensation of our named executive officers for 2024, and are asking stockholders to vote to adopt the following resolution:
RESOLVED, that the stockholders of Teradata Corporation approve, on an advisory basis, the compensation of the Company’s named executive officers, as such compensation is described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure and related material, set forth in the Company’s definitive proxy statement for the 2025 annual meeting of stockholders.
This say-on-pay proposal vote is intended to provide an overall assessment of our executive compensation program rather than focus on any specific item of compensation. As an advisory vote, this proposal is non-binding. However, the Board and our Compensation and People Committee, which is responsible for designing and overseeing the administration of our executive compensation program, values the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our executive officers. The next say-on-pay vote will occur at our 2026 annual meeting.

The Board of Directors recommends that you vote FOR this proposal.

2025 PROXY STATEMENT	85

Advisory (Non-Binding) Vote on Executive Compensation
Proxies will be voted for this proposal unless you specify otherwise in your proxy. Abstentions will have the same effect as votes against the matter and shares that are the subject of a broker “non-vote” will be deemed absent and will have no effect on the outcome of the vote. Approval of this resolution requires the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on this item of business. However, the results of this vote are not binding on the Board, whether or not any resolution is passed under this voting standard. To the extent there is any significant vote against our executive compensation program, the Compensation and People Committee will evaluate whether any actions are necessary and appropriate to address stockholder concerns.

86

CURRENT EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2024 about shares issuable under the Teradata 2012 Stock Incentive Plan (the "2012 SIP") and 2023 SIP and the Teradata Employee Stock Purchase Plan.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUABLE UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (a)		WEIGHTED- AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (b)		NUMBER OF SECURITIES REMAINING AVAILABLE FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A)) (c)

Equity compensation plans approved by security holders	6,795,902	(1)	$29.44	(2)	9,123,532	(3)

Equity compensation plans not approved by security holders	—		N/A		—

Total	6,795,902		$29.44		9,123,532
(1)Represents the number of shares that may be issued under performance-based restricted share units (at target), service-based restricted share units and deferred shares granted under the 2012 SIP and 2023 SIP to our employees and non-employee directors, along with the number of shares that may be issued in connection with the exercise of outstanding stock options granted under the 2012 SIP.
(2)Represents the weighted average exercise price of outstanding stock options listed in column (a) (Equity compensation plans approved by security holders) and does not take into account the performance-based restricted share units, service-based restricted share units and deferred shares.
(3)Represents the number of shares available for issuance under the 2023 SIP and the Teradata Employee Stock Purchase Plan, other than shares available for issuance in connection with the exercise of outstanding stock options and the settlement of performance-based restricted share units, service-based restricted share units and deferred shares. The 2012 SIP was terminated on May 9, 2023 and no shares remained available thereunder for issuance of new awards as of December 31, 2023.

2025 PROXY STATEMENT	87

VOTE ON APPROVAL OF THE TERADATA 2023 STOCK INCENTIVE PLAN AS AMENDED AND RESTATED (Item 3 on Proxy Card)
The Board of Directors is asking our stockholders to approve an amendment and restatement of the Teradata 2023 Stock Incentive Plan (the “2023 SIP”) to increase the number of shares of our common stock available for awards thereunder by 3,687,000 shares. The 2023 SIP was initially adopted on February 24, 2023 and was approved by our stockholders on May 9, 2023. The Board amended and restated the 2023 SIP on February 23, 2024, to increase the number of shares of our common stock available for awards thereunder by 3,480,000 shares, which amendment was approved by our stockholders on May 14, 2024. The Board subsequently approved the amendment and restatement of the 2023 Plan, as described herein, on February 21, 2025, subject to the approval of our stockholders.
The 2023 SIP authorizes us to grant equity-based compensation to our officers, key employees and directors in the form of stock options, stock appreciation rights ("SARs"), service-based restricted share units (“RSUs”), performance-based RSUs, restricted stock, other-stock-based awards and dividend equivalents.

The Board of Directors recommends that you vote FOR this proposal.

The complete text of the 2023 SIP, as amended and restated, is attached as Appendix A to this proxy statement. The following summary of the plan does not purport to be complete and is qualified in its entirety by reference to Appendix A.

How We Calculated the Share Reserve
The Board believes that our future success depends, in large part, on our ability to attract, retain and reward highly qualified officers, employees and directors. Equity compensation is a key component of our compensation program because it helps us to attract, retain and reward these highly qualified individuals, to motivate them to achieve the business objectives established to promote our long-term growth, profitability and success, and to encourage their ownership of our common stock. The 2023 SIP is designed to advance these interests of Teradata and its stockholders.
Stock price volatility, combined with equity award issuances in connection with new hires, has reduced the pool of shares we have available under the 2023 SIP. As of March 10, 2025, and excluding the new shares of common stock requested under this proposal, 1,840,309 shares of common stock remained available for issuance or delivery under the 2023 SIP. Based on our historical grant practices, as summarized below, and our projected recruiting and retention needs, we anticipate that Teradata would not be able to grant annual equity awards under our long-term incentive program for employees and our non-employee director compensation program beyond 2025 unless we reserve additional shares of common stock for issuance under the 2023 SIP.
In order to keep pace with our competitors and effectively attract, motivate and retain high-caliber employees and directors, we are asking our stockholders to authorize an additional 3,687,000 shares of common stock under the 2023 SIP. We intend to grant future equity awards under the 2023 SIP in amounts that are reasonable and consistent with market data prepared by the Compensation Consultant. Based on our projected recruiting and retention needs, we believe that the new shares requested under the 2023 SIP would allow us to grant equity awards to employees and directors for approximately one more year.
In determining the size of this share request, we considered, among other things, the number of outstanding equity awards, our burn rate, our stock price and volatility, our projected recruiting and retention needs, the potential dilution of our equity compensation program, the voting guidelines of certain institutional investors and proxy advisory firms and competitive market practices. Certain of these factors are outlined below.
The results of this comprehensive analysis were presented to the Committee and Board for its consideration. During this review, the Committee consulted the Compensation Consultant regarding the appropriate share reserve.

88

Vote on Approval of the Teradata 2023 Stock Incentive Plan as Amended and Restated
Outstanding Awards
As noted above, as of March 10, 2025, and excluding the new shares of common stock requested under the 2023 SIP, 1,840,309 shares of common stock remained available for issuance or delivery under the 2023 SIP. As of March 10, 2025, there were 7,157,364 shares of common stock subject to outstanding service-based RSUs and 2,039,470 shares of common stock subject to outstanding performance-based RSUs (calculated at target) and 137,202 shares subject to outstanding stock options under the 2023 SIP and predecessor equity plans. As of that date, the weighted average exercise price of the outstanding stock options was $29.44, the weighted average remaining contractual term for the stock options was 1.31 years, and the closing market price of a share of our common stock as reported on the NYSE was $22.52 per share.
The Committee and the Board believe it is in the best interests of Teradata and its stockholders to adopt the amendment and restatement to the 2023 SIP. If stockholders do not approve the amendment and restatement to the 2023 SIP, we will continue to have the authority to grant equity-based awards under that plan. However, given the number of shares remaining for issuance under the 2023 SIP, we may be required to increase the cash components of our compensation programs to remain at competitive levels in the marketplace, which would significantly inhibit our ability to attract, retain and reward highly qualified employees and directors and align their interests with those of our stockholders.
Burn Rate
We use our burn rate to measure the potential life expectancy of our equity plan and stockholder dilution. Our burn rate experience is summarized in the table below, which provides data on our share usage under our 2023 SIP and predecessor equity plans for the last three completed fiscal years.
Our burn rate is calculated as the total amount of equity granted in any year, divided by the weighted average number of common shares outstanding as of the end of each fiscal year. For purposes of this calculation (i) service-based restricted share unit awards were counted in the year granted, and (ii) performance-based restricted share unit awards were counted in the year earned (and only to the extent earned).

FISCAL YEAR	STOCK OPTIONS GRANTED	SERVICE-BASED RSUs GRANTED	PERFORMANCE- BASED RSUs EARNED(1)	TOTAL SHARES	BURN RATE(2)

2024	—	2,797,979	410,321	3,208,300	3.29%

2023	—	3,065,373	756,159	3,821,532	3.83%

2022	—	2,900,039	284,922	3,184,961	3.09%

3-year Average Burn Rate (2021 – 2023)					3.40%
(1)The total amount of performance-based RSUs granted in each year was as follows (calculated at target): (i) 684,983 in 2024, (ii) 704,789 in 2023, and (iii) 541,374 in 2022.
(2)The weighted average number of common shares outstanding as of the end of each fiscal year was: (i) 96,400,000 in 2024, (ii) 99,800,000 in 2023, and (iii) 103,200,000 in 2022.
Our burn rate in recent years has been impacted by, among other factors, volatility in our stock price along with the granting of new-hire equity awards, including to senior executives as we continued to refresh our executive leadership team. Our future burn rate will depend on a number of factors, including the number of participants in the 2023 SIP, our stock price, changes to our compensation strategy, changes in business practices or industry standards, changes in our capital structure due to stock splits or similar events, the compensation practices of our competitors or changes in compensation practices in the market generally, and the methodology used to establish the equity award mix.

2025 PROXY STATEMENT	89

Vote on Approval of the Teradata 2023 Stock Incentive Plan as Amended and Restated
Dilution and Overhang
We measure the dilutive impact of our equity program (i.e., overhang) by dividing (i) the number of shares of common stock subject to outstanding equity awards, plus the number of shares available to be granted under the 2023 SIP (the “numerator”), by (ii) the total number of shares of common stock outstanding, plus the shares included in the numerator. As of March 10, 2025, our fully diluted overhang was approximately 10.16%. The additional shares being requested under the 2023 SIP would bring our fully diluted overhang to approximately 12.99% as of March 10, 2025, which we believe to be within industry norms.
Plan Highlights
The 2023 SIP contains provisions that are consistent with our compensation philosophy and designed to protect the interests of our stockholders, including the following:

FEATURE	DESCRIPTION

Prohibition on Liberal Share Recycling
The 2023 SIP prohibits liberal share recycling, meaning that shares tendered in payment of the exercise price of a stock option, shares withheld to satisfy a tax withholding obligation, and shares that are repurchased by the Company with stock option proceeds will not be added back to the 2023 SIP. In addition, when a SAR is settled in shares, all of the shares underlying the SAR will be counted against the share limit of the 2023 SIP.

No Discounted Stock Options or SARs	The 2023 SIP does not permit the use of “discounted” stock options or SARs.

No Re-Pricing of Stock Options or SARs; No Reload Awards
The 2023 SIP does not permit the “repricing” of stock options and SARs without stockholder approval. This includes a prohibition on cash buyouts of underwater options or SARs and “reloads” in connection with the exercise of options or SARs.

No “Liberal” Change in Control Definition
The 2023 SIP does not provide a “liberal” change in control definition, which means that a change in control must actually occur in order for the change in control provisions in the 2023 SIP to be triggered.

“Double Trigger” Vesting in Connection with a Change in Control
The 2023 SIP provides for “double trigger” vesting of equity awards that are assumed in a change in control transaction, which means that awards assumed in a transaction will continue to vest on their regularly-scheduled vesting date or, if earlier, upon a qualifying termination of employment within 2 years after a change in control.

Forfeiture Provisions	Awards granted under the 2023 SIP and certain payouts will be subject to forfeiture as provided by the Committee if a participant is terminated for cause.

90

Vote on Approval of the Teradata 2023 Stock Incentive Plan as Amended and Restated

FEATURE	DESCRIPTION

Clawback Provisions
Awards granted under the 2023 SIP are subject to recoupment under our Compensation Recovery Policy, which provides that Teradata shall recover any cash annual incentive or performance-based equity compensation if the payout was based on financial results that were subsequently restated.
In addition, cash or equity incentive compensation granted under the 2023 SIP, including service-based RSUs and performance-based RSUs are subject to forfeiture and/or clawback of such compensation if the participant’s employment is terminated for Cause. In the event of a termination for Cause, in addition to all share units being automatically forfeited, the participant would also need to (i) return to Teradata all shares that were acquired under the 2023 SIP in the two years prior to the date of termination and that had not yet been disposed and (ii) with respect to any shares acquired pursuant to 2023 SIP during the two years prior to the date of termination of employment and that had been disposed of, pay to Teradata in cash the fair market value of such shares.

No Dividends or Dividend Equivalents on Unvested Awards or Stock Options/SARs
Dividends or dividend equivalents payable with respect to any awards granted under the 2023 SIP will be accumulated or reinvested until such award is earned, and the dividends or dividend equivalents shall not be paid if the underlying award does not become vested. Additionally, no dividend equivalents will be granted with respect to shares underlying a stock option or SAR.

Stock Ownership and Holding Guidelines
Shares issued pursuant to the 2023 SIP are subject to the Company’s stock ownership guidelines. Executives are required to retain 50%, during an initial compliance period, and, thereafter, 100% of their Shares net of taxes received under awards granted under the 2023 SIP until the applicable minimum ownership level requirement has been achieved.

Summary of the Plan
General
Awards granted under the 2023 SIP may be in the form of stock options, SARs, restricted shares, restricted share units, other share-based awards or any combination of those awards. No awards may be made under the 2023 SIP after February 23, 2033.
Administration
The 2023 SIP is administered by the Committee, or by such other committee or subcommittee as may be appointed by our Board of Directors, and which consists entirely of two or more individuals who are “independent directors” within the meaning of NYSE rules and “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. The Committee can make rules and regulations and establish such procedures for the administration of the 2023 SIP as it deems appropriate and may delegate any of its authority to one or more directors or executive officers of the Company, to the extent permitted by applicable laws. Our Board retains authority to administer and issue awards under the 2023 SIP and, specifically reserves the exclusive authority to approve and administer all awards granted to non-employee directors under the 2023 SIP.

2025 PROXY STATEMENT	91

Vote on Approval of the Teradata 2023 Stock Incentive Plan as Amended and Restated
Eligibility
The 2023 SIP provides for awards to our non-employee directors and to officers, employees and consultants of the Company and our subsidiaries, except that incentive stock options may only be granted to employees of the Company and our subsidiaries. It is currently anticipated that approximately 2,200 employees and consultants and all of our non-employee directors are eligible for awards under the 2023 SIP. The Committee is authorized to select the employees and consultants who will receive awards under the 2023 SIP from time-to-time. Under our current director compensation program, each of the non-employee directors receives a grant of equity awards at the conclusion of the annual meeting.
Shares Available
Subject to adjustment as described below, the maximum number of shares of common stock that may be issued or transferred with respect to awards under the 2023 SIP is the aggregate of (i) 10,917,000 shares of common stock (consisting of 3,750,000 shares of common stock initially reserved in 2023, plus the additional 3,480,000 shares approved by stockholders on May 14, 2024, plus the additional 3,687,000 requested under this proposal), (ii) the number of shares remaining available for grant under the Teradata 2012 Stock Incentive Plan (the "2012 SIP") but not subject to outstanding awards thereunder as of the effective date of the 2023 SIP, and (iii) the number of shares subject to awards outstanding under the 2012 SIP as of the effective date of the 2023 SIP but only to the extent that such outstanding awards are forfeited, expire or otherwise terminate without the issuance of such shares after the effective date of the 2023 SIP. Shares issued under the 2023 SIP may include authorized but unissued shares, treasury shares, shares purchased in the open market, or a combination of the foregoing.
Shares underlying awards under the 2023 Plan that are settled in cash or that terminate or are forfeited, cancelled or surrendered without the issuance of shares or the release of a substantial risk of forfeiture will again be available for issuance under the 2023 SIP. Moreover, shares covered by an outstanding award under the 2012 Plan that is settled in cash or terminates or is forfeited, cancelled or surrendered without the issuance of shares will again be available for issuance under the 2023 SIP. However, shares surrendered to pay the exercise price of stock options, repurchased by us with option proceeds, or withheld for taxes upon exercise or vesting of an award, will not again be available for issuance under the 2023 SIP. In addition, when a SAR is exercised and settled in shares, all of the shares underlying the SAR will be counted against the share limit of the 2023 SIP regardless of the number of shares used to settle the SAR.
Shares delivered under awards that are granted in assumption of, or in substitution or exchange for, outstanding awards previously granted by an entity acquired directly or indirectly by the Company or with which the Company directly or indirectly combines (“Substitute Awards”), shall not count against the 2023 SIP’s share limit, except as may be required by the rules and regulations of any stock exchange or trading market.
Non-Employee Director Award Limits
The 2023 SIP includes limits on awards to non-employee directors. In particular, notwithstanding any provision to the contrary in the 2023 SIP or in any policy regarding non-employee director compensation, the sum of (i) the aggregate grant date fair value (determined under financial accounting rules) of all awards under the 2023 SIP, and (ii) the total cash fees or retainers, in each case granted or paid during any calendar year to a non-employee director as compensation for services as a member of the Board, shall not exceed $500,000 in the aggregate.
Stock Options
Subject to the terms and provisions of the 2023 SIP, options to purchase shares may be granted to eligible individuals at any time and from time to time as determined by the Committee. Options may be granted as incentive stock options (all of the shares available for issuance under the 2023 SIP may be issued pursuant to incentive stock options), or as non-qualified stock options. Subject to the limits provided in the 2023 SIP, the Committee or its delegate determines the number of options granted to each recipient. Each option grant will be evidenced by a stock option agreement that specifies whether the options are intended to be incentive stock options or non-qualified stock options and such additional limitations, terms and conditions as the Committee may determine.
The exercise price for each option (other than Substitute Awards) may not be less than 100% of the fair market value of a share on the date of grant.
All options granted under the 2023 SIP will expire no later than ten years from the date of grant. The method of exercising an option granted under the plan will be set forth in the stock option agreement for that particular option and may include

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payment of cash or cash equivalent, tender of previously acquired shares with a fair market value equal to the exercise price, a cashless exercise (including withholding of shares otherwise deliverable on exercise or a broker-assisted arrangement as permitted by applicable laws), a combination of the foregoing methods, or any other method approved by the Committee in its discretion.
At the discretion of the Committee, the stock option agreement evidencing an award of stock options may contain limitations on the exercise of options under certain circumstances upon or after the termination of employment or in the event of death, disability or retirement. The granting of an option does not accord the recipient the rights of a stockholder, and such rights accrue only after the exercise of an option and the registration of shares in the recipient’s name. The Committee last granted stock options in 2017.
Stock Appreciation Rights
The Committee in its discretion may grant SARs under the 2023 SIP. A SAR entitles the holder to receive from us upon exercise an amount equal to the excess, if any, of the aggregate fair market value of a specified number of shares that are the subject of such SAR over the aggregate exercise price for the underlying shares. At the discretion of the Committee, the award agreement evidencing an award of SARs may place limitations on the exercise of such SARs under certain circumstances upon or after the termination of employment or in the event of death, disability, or retirement. The exercise price for each SAR (other than Substitute Awards) may not be less than 100% of the fair market value of a share on the date of grant.
We may make payment of the amount to which the participant exercising SARs is entitled by delivering shares, cash or a combination of shares and cash, as set forth in the applicable award agreement. Each SAR will be evidenced by an award agreement that specifies the date and terms of the award and such additional limitations, terms and conditions as the Committee may determine.
Restricted Shares
Under the 2023 SIP, the Committee may grant or sell to participants shares that are subject to forfeiture and restrictions on transferability. Except for these restrictions and any others imposed by the Committee, upon the grant of restricted shares, the recipient will have rights of a stockholder with respect to the restricted shares, including the right to vote the restricted shares and to receive all dividends and other distributions paid or made with respect to the restricted shares. During the applicable restriction period, the recipient may not sell, transfer, pledge, exchange or otherwise encumber the restricted shares. Each award of restricted shares will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions, which may include restrictions based upon the achievement of performance objectives, as the Committee may determine. Any award of restricted shares will provide that receipt of any dividends paid on those restricted shares will be subject to the same terms and conditions as the underlying award (including service-based vesting conditions and performance objectives) and will not be paid unless the underlying award becomes vested.
Restricted Share Units
Under the 2023 SIP, the Committee may grant or sell to plan participants restricted share units, which constitute an agreement to deliver shares to the participant in the future at the end of a restriction period and subject to such other terms and conditions as the Committee may specify. Restricted share units are not shares and do not entitle the recipients to the rights of a stockholder. Restricted share units granted under the 2023 SIP may or may not be subject to performance conditions. Restricted share units will be settled in cash or shares, in an amount based on the fair market value of a share on the settlement date. Each restricted share unit award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the Committee may determine, which may include restrictions based upon the achievement of performance objectives.
Other Share-Based Awards
The 2023 SIP also provides for grants of other share-based awards under the plan, which may include unrestricted shares or service-based or performance-based unit awards that are settled in shares or cash. Each other share-based award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the Committee may determine.

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Dividend Equivalents
Awards (other than stock options and SARs) may provide the participant with dividend equivalents, on a deferred and contingent basis, and payable either in cash or in additional shares, as determined by the Committee in its sole discretion and set forth in the related award agreement. Any such dividend equivalents will be subject to the same terms and conditions as the underlying award (including service-based vesting conditions and performance objectives) and will not be paid unless the underlying award becomes vested. No dividend equivalents may be granted with respect to shares underlying a stock option or SAR.
Performance Objectives
The plan provides that performance objectives may be established by the Committee in connection with any award granted under the 2023 SIP. Performance objectives may relate to performance of the Company or one or more of our subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products, or the performance of an individual participant, and performance objectives may be made relative to the performance of a group of companies or a special index of companies.
The performance objectives applicable to an award granted under the 2023 SIP shall be based on such criteria as the Committee may determine, in its discretion, which may include (but shall not be limited to) one or more of the following: revenues; revenue growth; product revenue growth; annual recurring revenue; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); earnings per share; operating income; pre- or after-tax income (before or after allocation of corporate overhead and bonus); cash flow (before or after dividends); cash flow per share (before or after dividends); gross margin; operating margin; return on equity; return on capital (including return on total capital or return on invested capital); cash flow return on investment; return on assets or operating assets; economic value added (or an equivalent metric); stock price appreciation; total stockholder return (measured in terms of stock price appreciation and dividend growth); cost control; gross profit; operating profit; cash generation; unit volume; stock price; market share; new account wins; capital structure; sales; asset quality; product and services quality or delivery goals; cost saving levels; marketing-spending efficiency; core non-interest income; debt reductions; stockholder equity; regulatory achievements; implementation, completion or attainment of measurable objectives with respect to strategy, research, development, products or projects; business transformation objectives; recruiting and maintaining personnel; or change in working capital. For the avoidance of doubt, any performance objectives that are financial metrics, may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) if applicable or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.
The Committee may provide in any award agreement that any evaluation of attainment of a performance objective may include or exclude any of the following events that occurs during the relevant period: (i) asset write downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (iv) any reorganization and restructuring programs; (v) unusual or infrequently occurring items as described in Financial Accounting Standards Board Accounting Standards Update No. 2015-01 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report on Form 10-K for the applicable year; (vi) acquisitions or divestitures; (vii) foreign exchange gains and losses; and (viii) other events identified by the Committee.
Change in Control
The 2023 SIP provides for “double-trigger” vesting of equity awards in connection with a change in control of Teradata. This means that, in the event of a change in control, as defined in the 2023 Plan, a participant’s unvested awards will not automatically vest (except as otherwise provided in an award agreement). Instead, outstanding awards will continue in effect or be assumed, or an equivalent award substituted, by the successor corporation or a parent or subsidiary of the successor corporation (with appropriate adjustments as described in “Adjustments” below) and will continue to vest and become exercisable (as applicable) based on continued service during the remaining vesting period, with performance-based awards being converted to service-based awards at the “target” level (if the change in control occurs before the end of the applicable performance period) or based on actual performance (if the applicable performance period has been completed). Vesting and exercisability of awards that are continued or assumed or substituted in connection with a change in control generally would be accelerated in full, on a “double-trigger” basis, if, within 24 months after the change in control, the participant’s employment is involuntarily terminated due to death, disability or termination without “cause”, or, for a participant who is entitled to “good reason” protections under an applicable Teradata severance plan or similar arrangement, the participant terminates his or her employment for “good reason.” Any such awards that are stock options

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or SARs generally would remain exercisable until the earlier of one year after the termination of the participant’s employment or the expiration date of the award.
If the successor corporation and its parent in a change in control transaction refuse to assume or substitute for an award as provided above, then such awards would become vested in full, effective immediately upon the date of the change in control, with performance-based awards becoming vested at the “target” level (if the change in control occurs before the end of the applicable performance period) or based on actual performance (if the applicable performance period has been completed). Any such awards that are stock options or SARs would remain exercisable until the earlier of one year after the termination of the participant’s employment or the expiration date of the award. The Committee also has the right to cancel any awards that are not assumed in connection with a change in control, in exchange for a payment in cash or other property (including shares of the resulting entity) in an amount equal to the excess of the fair market value of the shares subject to the award over any exercise price related to the award, including the right to cancel any “underwater” stock options and SARs without payment therefor.
A change in control generally means (i) the acquisition of 50% or more of our outstanding stock; (ii) our incumbent directors ceasing to constitute at least a majority of the members of our Board; (iii) a reorganization, merger, disposition of substantially all of our assets, unless (a) substantially all of the beneficial owners of our outstanding stock prior to the transaction continue to own (in the same proportions) more than 50% of the outstanding stock of the resulting corporation, (b) no person owns 50% or more of the outstanding stock of the resulting corporation, and (c) at least a majority of the members of the Board of the resulting corporation are individuals who were our incumbent directors prior to the transaction; or (iv) stockholder approval of our complete liquidation or dissolution. For purposes of the 2023 SIP, “cause” as a reason for termination of employment or service shall have the meaning provided in any applicable employment, consulting or similar agreement with the participant, or, if not so defined, generally shall mean (i) conviction or plea of guilty of a felony any other crime that results, or could reasonably be expected to result, in material harm to the business or reputation of the Company or any Subsidiary, (ii) dishonesty in the course of the participant’s duties or an act of fraud or misappropriation, embezzlement, or misuse of funds or property belonging to the Company or any Subsidiary, (iii) a material violation of written policies of the Company and its Subsidiaries, including but not limited to those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the policies or statements of policy of the Company and its Subsidiaries, (iv) willful misconduct in connection with the Participant’s employment or services with the Company and its subsidiaries, which results, or could reasonably be expected to result, in material harm to the business or reputation of the Company or any Subsidiary, (v) breach of any restrictive covenants applicable to the Participant as a result of any agreement with the Company or any Subsidiary or any policy or plan maintained by the Company or any Subsidiary, or (vi) such other events specified in an applicable award agreement. The term “good reason” shall have the meaning provided in our Change in Control Severance Plan or an applicable severance policy or employment, consulting or other applicable agreement between us and the participant. If “good reason” is not defined with respect to a participant in accordance with the foregoing sentence, it shall have no application under the 2023 SIP for that participant.
Forfeiture and Clawback of Awards
If we terminate a participant’s employment or service for “cause” (as defined above), then, as determined in the discretion of the Committee, the participant shall (i) forfeit outstanding awards granted under the 2023 SIP; (ii) return all shares then held by the participant that were acquired pursuant to awards under the 2023 SIP within 2 years prior to the participant’s date of termination (in exchange for repayment of any purchase price actually paid by the participant for those shares); and (iii) repay us the value of any shares that the participant has disposed of that were acquired pursuant to awards under the 2023 SIP within 2 years prior to the participant’s date of termination, less the amount of any purchase price actually paid by the participant for those shares.
Awards granted under the 2023 SIP are also subject to forfeiture or repayment to us as provided under our compensation recovery (or “clawback”) policy.
Adjustments
In the event of any equity restructuring, such as a stock dividend, stock split, spin off, rights offering or recapitalization through a large, nonrecurring cash dividend, the Committee will adjust the number and kind of shares that may be delivered under the 2023 SIP, the individual award limits, and, with respect to outstanding awards, the number and kind of shares subject to outstanding awards and the exercise price or other price of shares subject to outstanding awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the Committee may, in its discretion, make such equitable adjustment as described in the

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Vote on Approval of the Teradata 2023 Stock Incentive Plan as Amended and Restated
foregoing sentence, to prevent dilution or enlargement of rights. However, unless otherwise determined by the Committee, we will always round down to a whole number of shares subject to any award. Moreover, in the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding awards such alternative consideration (including cash) as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced.
Transferability
Except as the Committee otherwise determines, awards granted under the 2023 SIP will not be transferable by a participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Committee, stock options and SARs will be exercisable during a participant’s lifetime only by him or her or, in the event of the participant’s incapacity, by his or her guardian or legal representative. Any award made under the 2023 SIP may provide that any shares issued as a result of the award will be subject to further restrictions on transfer.
Amendment
Our Board of Directors may amend, alter or discontinue the 2023 SIP at any time, with stockholder approval to the extent required by applicable laws. No such amendment or termination, however, may adversely affect in any material way any holder of outstanding awards without his or her consent, except for amendments made to cause the plan to comply with applicable law, stock exchange rules or accounting rules. No award may be amended or otherwise subject to any action that would be treated as a “repricing” of such award, unless such action is approved by our stockholders.
Federal Income Tax Consequences
The following is a summary of certain U.S. federal income tax consequences of awards made under the 2023 SIP, based upon the laws in effect on the date hereof. The discussion is general in nature and does not take into account a number of considerations which may apply in light of the circumstances of a particular participant under the plan. The income tax consequences under applicable state and local tax laws may not be the same as under federal income tax laws.
Non-Qualified Stock Options. A participant will not recognize taxable income at the time of grant of a non-qualified stock option, and we will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and we generally will be entitled to a corresponding deduction, except to the extent the deduction limits may be applicable under Section 162(m).
Incentive Stock Options. A participant will not recognize taxable income at the time of grant of an incentive stock option. A participant will not recognize taxable income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the Shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date the shares were transferred, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and we will not be entitled to any deduction. If, however, such shares are disposed of within either of such two- or one-year periods, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the fair market value of such shares on the date of exercise over the exercise price, and we generally will be entitled to a corresponding deduction, except to the extent the deduction limits may be applicable under Section 162(m).
Stock Appreciation Rights. A participant will not recognize taxable income at the time of grant of a SAR, and we will not be entitled to a tax deduction at such time. Upon exercise, a participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) equal to the fair market value of any shares delivered and the amount of cash paid by us, and we generally will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.
Restricted Shares. A participant will not recognize taxable income at the time of grant of restricted shares, and we will not be entitled to a tax deduction at such time, unless the participant makes an election under Section 83(b) of the Internal Revenue Code to be taxed at such time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of

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the shares at such time over the amount, if any, paid for such shares. We are entitled to a corresponding deduction at the time the ordinary income is recognized by the participant, except to the extent the deduction limits of Section 162(m) apply.
Restricted Share Units. A participant will not recognize taxable income at the time of grant of a restricted share unit award, and we will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of settlement of the award equal to the fair market value of any shares delivered and the amount of cash paid by us, and we will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.
Section 162(m). Section 162(m) limits the deduction certain employers may take for otherwise deductible compensation payable to certain executive officers to the extent the compensation paid to such an officer for the year exceeds $1 million.
Section 409A. Section 409A of the Internal Revenue Code imposes certain restrictions upon the payment of nonqualified deferred compensation. We intend that awards granted under the 2023 SIP will be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Internal Revenue Code.
Registration with the SEC
The Company intends to file a Registration Statement on Form S-8 relating to the issuance of additional shares under the amended and restated 2023 SIP with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, after approval of the amended and restated 2023 SIP by the Company’s stockholders.
New Plan Benefits
The Committee and the Board retain discretion under the 2023 SIP to determine which directors, officers, employees and consultants will receive awards and the amount and type of awards. Therefore, we are not able to determine the total number of individuals who will participate in the amended and restated 2023 SIP or the total amount of awards granted thereunder.

The Board of Directors recommends that you vote FOR this proposal.

Approval of this proposal requires the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on this item of business. Proxies solicited by the Board of Directors will be voted FOR this proposal, unless you specify otherwise in your proxy. Abstentions will have the same effect as votes against the matter and shares that are the subject of a broker “non-vote” will be deemed absent and will have no effect on the outcome of the vote.

2025 PROXY STATEMENT	97

DIRECTORS’ PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025 (Item 4 on Proxy Card)
The Audit Committee of the Board of Directors, which is composed entirely of independent directors, appointed PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for 2025 to audit our consolidated financial statements. The Board has approved this appointment and, as a matter of good corporate governance, is asking you to ratify this appointment.
In determining whether to reappoint PwC as our independent auditor, the Audit Committee considers, among other things, the length of time PwC has been engaged, in addition to considering the quality of the discussions with the independent auditor and an assessment of past performance of PwC. The Audit Committee annually reviews PwC’s independence and performance in deciding whether to retain PwC or engage another firm as our independent registered public accounting firm. In the course of these reviews, the Audit Committee considers, among other things:
•PwC’s historical and recent performance on the Teradata audit;
•PwC’s capability and expertise in handling the breadth and complexity of our worldwide operations;
•The appropriateness of PwC’s fees for audit and non-audit services;
•The potential impact of changing auditors; and
•PwC’s tenure as our independent auditor, including the benefits of having a long-tenured auditor and controls and processes that help ensure PwC’s independence.
Based on its “Pre-Approval Policy” and applicable SEC rules and guidance, the Audit Committee has considered whether the provision of the tax and other non-audit services described below under the caption “Fees Paid to Independent Registered Public Accounting Firm” was compatible with maintaining PwC’s independence and concluded that it was. Based on its review of the above factors, the Audit Committee believes that it is in the best interests of Teradata and our stockholders to retain PwC as our independent registered public accounting firm for 2025.
PwC has been our independent registered public accounting firm since 2007. The firm is considered a leader in providing audit services to the high-technology industry. The Board believes that PwC is well-qualified to serve as our independent registered public accounting firm given its experience, global presence with offices or affiliates in or near most locations where we do business, and quality audit work in serving us. PwC rotates its audit partners assigned to audit us at least once every five years in accordance with SEC rules, and the Audit Committee oversees the selection of PwC’s lead engagement partner. To further ensure the independence of our independent registered public accounting firm, the Audit Committee has adopted a policy regarding the hiring of any employees or former employees of PwC or its affiliates.
Representatives of PwC will attend the annual meeting to answer questions, and they may also make any statement they wish at the meeting.

The Board of Directors recommends that you vote FOR this proposal.

Approval of this proposal requires the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on this item of business. If the stockholders do not approve this proposal, the Audit Committee and the Board of Directors will reconsider the appointment but may decide to maintain its appointment of PwC. Proxies solicited by the Board will be voted FOR this proposal unless you specify otherwise in your proxy. Abstentions will have the same effect as votes against the matter and shares that are the subject of a broker “non-vote” will be deemed absent and will have no effect on the outcome of the vote.

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AUDIT COMMITTEE REPORT
The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. A more detailed discussion of the factors considered by the Audit Committee in appointing PwC as Teradata’s independent auditor is found above.
In the course of fulfilling its oversight responsibilities for the Company, the Audit Committee has reviewed and discussed with management the Company’s audited financial statements for fiscal year 2024, as well as quarterly earnings releases and quarterly reports on Form 10-Q, and, together with the Board of Directors, has reviewed and discussed the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2024 and this proxy statement. In addition, as part of their oversight responsibility, the Audit Committee members have reviewed and discussed with management the adequacy and effectiveness of the Company’s internal control over financial reporting. PwC has also discussed with the Audit Committee significant matters regarding internal control over financial reporting that have come to its attention during the course of its audit of the consolidated financial statements. The Audit Committee also discussed with the Company’s management the process used for certifications by the Company’s Chief Executive and Chief Financial Officers for the Company’s quarterly and year-end filings with the SEC, as well as the clarity and completeness of the Company’s financial disclosures. Further, the Audit Committee discussed with PwC the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission. These matters include: (i) the overall scope and plans for PwC’s independent audit as well as approval of the terms of PwC’s engagement letter; (ii) review of Teradata’s internal audit plan; (iii) review of PwC’s audit strategy and approach, including accounting policies, practices and estimates; and (iv) PwC’s evaluation of our financial reporting and other key findings related to the audit. The Audit Committee also has received the written disclosures and the letter from PwC required by the applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence and has discussed with PwC its independence from management and the Company. This proxy statement contains a detailed listing of the Audit Committee’s areas of responsibility.
At each regularly scheduled meeting in 2024, the Audit Committee had an opportunity to meet in executive session with PwC, the Company’s Chief Financial Officer, Chief Legal Officer, Vice President, Ethics and Chief Compliance Officer, and Vice President of Enterprise Risk and Assurance Services, each of whom has unrestricted access to the committee.
Based on the reviews and the discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.
Dated: February 21, 2025
The Audit Committee:
Kimberly K. Nelson, Chair
Todd E. McElhatton, Member
Joanne B. Olsen, Member

2025 PROXY STATEMENT	99

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The following table presents the fees accrued or billed for professional audit services rendered by our independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for the audit of our consolidated financial statements for fiscal years 2024 and 2023, as well as the worldwide fees accrued or billed for other services rendered by PwC in 2024 and 2023.

NAME	2024 ($)		2023 ($)

Audit Fees	2,699,438	(1)	2,467,010	(1)

Audit-Related Fees	520,000	(2)	—

Tax Fees	—		50,000	(3)

All Other Fees	2,150	(4)	968	(4)

Total Fees	3,221,588		2,517,978
(1)Includes fees related to the annual audit and quarterly review of our consolidated financial statements, the audit of internal control over financial reporting, attestation services and review services associated with our filings with the SEC, and consultations with management as to the accounting or disclosure treatment of transactions or events and the actual or potential impact of final or proposed rules, standards or interpretations by regulatory and standard setting bodies. Also includes fees related to statutory audits of the financial statements of select foreign subsidiaries.
(2)Includes fees related to the pre-implementation review of our ERP system.
(3)Includes tax fees related to general tax consulting services.
(4)Includes license fees for PwC software products used to assist in conducting accounting research and other service tools.
The Audit Committee has adopted policies and procedures regarding its pre-approval of the audit, audit-related, tax and all other non-audit services to be provided by our independent registered public accounting firm or its affiliates to us or our consolidated subsidiaries (the “Pre-Approval Policy”). This policy is designed to assure that the provision of such services does not impair the independence of our independent registered public accounting firm. Under the Pre-Approval Policy, at the beginning of each fiscal year, the Audit Committee will review the services proposed by management and our independent registered public accounting firm to be provided during that year. The Audit Committee will then provide its pre-approval based on the limitations set forth in the Pre-Approval Policy. These limitations include the following:
•In no case should we or any of our consolidated subsidiaries retain our independent registered public accounting firm or its affiliates to provide management consulting services or any non-audit services that are not permitted under applicable laws and regulations, including, without limitation, the Sarbanes-Oxley Act of 2002 and the SEC’s related rules and regulations.
•Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any other non-audit services and tax consulting services will require specific pre-approvals by the Audit Committee and a determination that such services would not impair the independence of our independent registered public accounting firm. Specific pre-approvals by the Audit Committee will also be required for any material changes or additions to the pre-approved services.
•The Audit Committee recommends that the ratio of total tax and all other non-audit services to total audit and audit-related services procured by us in a fiscal year be less than one-to-one.
•The Audit Committee will not permit the exclusive retention of our independent registered public accounting firm in connection with a transaction initially recommended by the independent registered public accounting firm, the purpose of which may be tax avoidance and the tax treatment of which is not supported in applicable tax law.
•Pre-approval fee levels for all services to be provided by the independent registered public accounting firm will be established annually by the Audit Committee and updated on a quarterly basis by the Audit Committee at its

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regularly scheduled meetings. Any proposed services significantly exceeding these levels will require separate pre-approval by the Audit Committee.
•Our Chief Accounting Officer will report to the Audit Committee on a quarterly basis regarding the status of all pre-approved audit, audit-related, tax and all other non-audit services provided by our independent registered public accounting firm or its affiliates to us or our consolidated subsidiaries.
•Back-up documentation will be provided as appropriate to the Audit Committee by management and/or the independent registered public accounting firm when requesting pre-approval of services by our independent registered public accounting firm. At the request of the Audit Committee, additional detailed documentation regarding the specific services will be provided.
•Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by our Chief Financial Officer, with the support of the independent registered public accounting firm, and must include a joint statement as to whether, in the view of management and the independent registered public accounting firm, the request or application is consistent with the SEC’s rules on auditor independence.
Under the Pre-Approval Policy, the Audit Committee has delegated to its Chair limited authority to grant pre-approvals for audit, audit-related, tax and other non-audit services in the event that immediate approval of a service is needed. The Chair shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting for its review and approval. The Audit Committee has not delegated to management its responsibilities to pre-approve services performed by the independent registered public accounting firm.
The audit, tax and all other non-audit services provided by PwC to us, and the fees charged for such services, will be actively monitored by the Audit Committee as set forth in the Pre-Approval Policy on a quarterly basis to maintain the appropriate level of objectivity and independence in the firm’s audit work for us. Part of the Audit Committee’s ongoing monitoring includes a review of any de minimis exceptions as provided in the applicable SEC rules for non-audit services that were not pre-approved by the Audit Committee. All services provided by PwC in the fiscal years 2024 and 2023 were pre-approved or ratified by the Audit Committee.

2025 PROXY STATEMENT	101

OTHER MATTERS
The Board of Directors does not know of any matters that will be brought before the 2025 annual meeting other than those listed in the notice of meeting. If any other matters are properly introduced at the meeting for consideration, including consideration of a motion to adjourn the meeting to another time or place, the individuals named on the proxy card will have authority to vote on such matters in their discretion.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., banks and brokers) to satisfy the delivery requirements for annual reports, proxy statements, and Notice of Internet Availability of Proxy Materials (“Notice”) with respect to two or more stockholders sharing the same address by delivering one annual report, proxy statement and Notice addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokers with account holders who are Teradata’s stockholders will be “householding” our proxy materials. A single annual report, proxy statement and/or Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have multiple Teradata common stock record accounts and/or share an address with a family member who is a Teradata stockholder and want to receive more than one copy of the annual report, proxy statement or Notice, you may contact our mailing agent, Broadridge Financial Solutions, at Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York, 11717 (phone: 1-800-542-1061). Broadridge will remove you from the householding program within 30 days after receipt of this request and will mail you a separate copy of the annual report, proxy statement, and Notice. Stockholders who hold their stock through a bank or broker and currently receive multiple copies of the annual report, proxy statement or Notice at their address and would like to request “householding” of their communications should contact their bank or broker.

ADDITIONAL INFORMATION
Cost of Proxy Solicitation
We will pay the expenses of soliciting proxies in connection with the annual meeting. Proxies may be solicited on our behalf through the mail, in person, by telephone, electronic transmission, or facsimile transmission. We have hired Okapi Partners LLC to assist in the solicitation of proxies and related services, at an estimated cost of $32,000 plus reimbursement of reasonable out-of-pocket expenses. In accordance with SEC and NYSE rules, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses of sending proxies and proxy materials as intermediaries to the beneficial owners of our common stock.
Procedures for Stockholder Proposals and Nominations
Under our bylaws, nominations for directors at an annual meeting (other than pursuant to the proxy access provisions of our bylaws, described below) may be made only by (i) the Board of Directors or a committee of the Board, or (ii) a stockholder entitled to vote who has delivered notice to us within 90 to 120 days before the first anniversary of the date of the preceding year’s annual meeting and complied with the additional requirements set forth in our bylaws.
Proxy Access
Our bylaws also permit stockholders to nominate director candidates through proxy access for inclusion in our proxy statement.
In general, a stockholder, or a group of up to 20 stockholders, owning 3% or more of the Company’s outstanding stock continuously for at least three years, may nominate and include in the Company’s proxy materials director nominees constituting up to 20% of the Board, provided that such stockholder(s) and nominee(s) satisfy the requirements set forth in our bylaws, which generally include the following three conditions.

102

Additional Information

1	2	3
a single stockholder, or qualified group of up to 20 stockholders 3% for 3 years owning three percent of the outstanding stock for at least three consecutive years the individual or qualified group
may nominate a number of directors equal to
up to 20%
of the directors then in office
(after giving effect to any reduction in board size before the meeting) but in no case less than one nominee stockholders and nominees who satisfy the requirements specified by our bylaws are included in the proxy statement
To be timely for our 2026 annual meeting of stockholders, a proxy access nomination must be received by our Corporate Secretary at the Company’s address provided under “Stockholder Proposals for 2026 Annual Meeting” of this proxy statement not later than the 120th day nor earlier than the 150th day prior to the first anniversary of the date we commenced mailing of our proxy materials for the preceding year’s annual meeting. As such, any proxy access nominations are required to be submitted no sooner than October 28, 2025 and no later than November 27, 2025. For additional information regarding the Company’s proxy access provisions, please refer to the bylaws (www.teradata.com/about-us/corporate-governance/articles-and-bylaws).
Advance Notice Procedure
Our bylaws also provide that, other than the nomination of directors, business may not be brought before an annual meeting unless it is (i) specified in our proxy materials (i.e., proposals brought by the Board of Directors and stockholder proposals that we are required to include in our proxy statement under SEC Rule 14a-8), (ii) brought before the meeting by or at the direction of the Board, or (iii) brought by a stockholder entitled to vote who has delivered notice to us (containing certain information specified in the bylaws) within 90 to 120 days before the first anniversary of the date of the preceding year’s annual meeting and complied with the additional requirements set forth in our bylaws. In order to include a proposal in our notice of meeting and proxy materials pursuant to SEC Rule 14a-8, you must comply with the requirements of that rule.
A copy of the full text of our bylaws may be obtained upon written request to the Corporate Secretary at Teradata Corporation, 17095 Via Del Campo, San Diego, CA 92127. A copy of our bylaws, which were last amended by the Board of Directors on October 31, 2022, is also available on our corporate governance website at www.teradata.com/about-us/corporate-governance/articles-and-bylaws.
Stockholder Proposals for 2026 Annual Meeting
To include a stockholder proposal in our 2026 notice of meeting and proxy materials pursuant to SEC Rule 14a-8, a stockholder must satisfy all applicable requirements of that rule, and the proposal must be received by our Corporate Secretary at Teradata Corporation, 17095 Via Del Campo, San Diego, CA 92127, no later than November 27, 2025. To present any other proposal at the 2026 annual meeting of stockholders, or to nominate a candidate for director election at the 2026 annual meeting (other than pursuant to the proxy access provisions of our bylaws, described above), a stockholder must submit an advance written notice of such proposal and/or nomination (as applicable) to us that complies with certain requirements set forth in our bylaws. Such advance written notice must be received by our Corporate Secretary at the address provided above no sooner than January 15, 2026, and no later than February 14, 2026.

2025 PROXY STATEMENT	103

OTHER GENERAL INFORMATION

?	Who may vote at the meeting?

Only stockholders of record may vote at the meeting. A stockholder of record is a stockholder as of the close of business on March 20, 2025, the record date for the meeting. On the record date, there were 96,055,392 shares of common stock outstanding.

?	How many votes do I have?
For each share of common stock you own, you are entitled to cast one vote on each director candidate submitted for election and to cast one vote on each other matter properly brought before the meeting.

?	When will I receive my proxy materials?

We intend to send a Notice Regarding the Availability of Proxy Materials for the 2025 annual meeting and make proxy materials available to stockholders (or for certain stockholders who request, or are required to receive, a paper copy of this proxy statement and the form of proxy) on or about March 27, 2025.

?	How do I access my proxy materials?

Notice and Access. Proxy materials (including our 2024 annual report, notice of the 2025 annual meeting of stockholders and proxy statement, and proxy card) are being made available via the Internet pursuant to the “notice and access” rules of the SEC. A Notice of Internet Availability of Proxy Materials (“Notice”) is being mailed to most of our record and beneficial stockholders. The Notice includes instructions on how to access the proxy materials on the Internet or request printed copies of these materials. To receive future proxy materials by mail or email, follow the instructions included with the Notice. If you previously elected to receive materials via mail or email delivery, you will not receive the Notice, but you will receive your materials via the delivery method you requested.
Electronic Delivery. At their request, many stockholders are receiving an email providing them with links to receive the Notice and Internet access to the proxy materials rather than receiving a printed copy of the Notice or printed proxy materials.
Paper Copies. If you have previously requested paper copies of your proxy materials, or are otherwise required to receive paper copies, you will receive the 2025 proxy materials, including notice of the meeting, in printed form unless you consent to receive these documents electronically in the future.

?	How do I receive my proxy materials electronically?

If you are a stockholder of record (i.e., you directly own your common stock through an account with our transfer agent, Computershare Investor Services), you can choose to access your Teradata proxy materials electronically and save the cost of producing and mailing a Notice and other documents by following the instructions provided at www.investordelivery.com or by following the prompt if you choose to authorize your proxy over the Internet. You must provide your sixteen-digit control number listed on your Notice or proxy card to make this election.
Your election to receive proxy materials by electronic access will remain in effect until you revoke your consent at www.proxyvote.com, or your consent is deemed to be revoked under applicable law. You must provide your sixteen-digit control number to revoke your consent.
If you are a beneficial owner (i.e., you indirectly hold your common stock through a nominee such as a bank or broker), please review the information provided by your nominee for instructions on how to elect to view future proxy statements and annual reports over the Internet.

104

Other General Information

Please keep in mind that choosing electronic delivery saves the Company and its stockholders money and preserves natural resources

?	How do I obtain a separate set of proxy materials?

To save costs, only one set of proxy materials is being printed and mailed to stockholders who have requested printed copies and share an address, unless otherwise requested or required under applicable law. If you have multiple Teradata common stock record accounts and/or share an address with a family member who is a Teradata stockholder and want to receive more than one copy of the Notice and/or proxy materials, you may contact our mailing agent, Broadridge Financial Solutions, at Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York, 11717 (phone: 1-866-540-7095). Broadridge will mail you a separate copy of the proxy materials and will remove you from the householding program within thirty days after receipt of this request.

?	How can I vote my shares of Teradata stock?

Your vote is important. Stockholders should follow the instructions to vote during the annual meeting at www.virtualshareholdermeeting.com/TDC2025. Shares held in your name as the stockholder of record may be voted electronically during the annual meeting. Shares for which you are the beneficial owner also may be voted during the annual meeting. However, even if you plan to attend the annual meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the annual meeting. You may vote your shares by authorizing a proxy over the Internet or by telephone. In addition, if you received paper copies of the proxy materials by mail, you can also submit a proxy by mail by following the instructions on the proxy card. Voting your shares by authorizing a proxy over the Internet, by telephone or by written proxy card will ensure your representation at the annual meeting regardless of whether you attend.
If you are a stockholder of record, please authorize your proxy electronically by going to the www.proxyvote.com website or by calling the toll-free number (for residents of the United States and Canada) listed on your Notice and proxy card. Please have your Notice or proxy card in hand when going online or calling. If you authorize your proxy via the Internet, you do not need to return your proxy card. If you choose to authorize your proxy by mail, simply mark your proxy card, and then date, sign and return it in the postage-paid envelope provided.
If you hold your shares beneficially through a nominee (such as a bank or broker), you may be able to authorize your proxy by telephone or the Internet as well as by mail. You should follow the instructions you receive from your nominee to vote these shares.

?	How do I revoke my proxy for the annual meeting?
You may revoke your proxy at any time before it is voted at the meeting by:

•properly executing and delivering a later-dated proxy (including a telephone or Internet proxy authorization);
•voting by casting a ballot electronically at the annual meeting; or
•sending a written notice of revocation to the inspectors of election in care of our Corporate Secretary at Teradata Corporation, 17095 Via Del Campo, San Diego, CA 92127.

?	What if I want to vote at the meeting?

The method by which you vote and authorize your proxy will in no way limit your voting rights if you later decide to vote electronically at the meeting. If you beneficially own your shares through a nominee (such as a bank or broker), please follow the voting instructions provided by your broker, trustee or other nominee. Stockholders should follow the instructions to vote during the annual meeting at www.virtualshareholdermeeting.com/TDC2025. Shares held in your name as the stockholder of record may be voted electronically during the annual meeting. Shares for which you are the beneficial owner also may be voted during the annual meeting. However, even if you plan to attend the virtual annual meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the virtual annual meeting. Voting online during the meeting will replace any previous votes.

2025 PROXY STATEMENT	105

Other General Information

?	What are the requirements for ensuring that my shares are voted by proxy at the meeting?

Your shares will be voted at the meeting as directed by the instructions on your proxy card, voting instructions or electronic proxy if (1) you are entitled to vote, (2) your proxy was properly executed or properly exercised electronically, (3) we received your proxy prior to the voting deadlines for the annual meeting (May 14, 2025 at 11:59 p.m. ET for record stockholders who do not vote at the meeting and such time as directed by the nominee for beneficial owners), and (4) you did not revoke your proxy prior to or at the meeting.

?	What is considered a quorum to conduct the annual meeting?

To have a quorum necessary to conduct business at the meeting, it is necessary to have shares that represent (in person or by proxy) the holders of a majority of our shares of common stock outstanding on the record date, which is the close of business on March 20, 2025. Shares of common stock represented in person or by proxy (including shares that abstain with respect to a particular proposal to be voted upon and “broker non-votes”) will be counted as present for the purpose of determining whether a quorum exists at the meeting for that proposal. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

?	How many votes are required to approve each item?

With respect to Proposal 1 (the election of directors), the election of each nominee requires the votes cast “FOR” such nominee’s election to exceed the votes cast “AGAINST” such nominee’s election.
With respect to Proposal 2 (the advisory “say-on-pay” vote on executive compensation), the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on such question is required to adopt this advisory resolution in accordance with Teradata’s bylaws. However, the results of this vote are not binding on the board, whether or not any resolution is passed under this voting standard.
With respect to Proposal 3 (the approval of the amended and restated 2023 Stock Incentive Plan), the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on such item of business is required to approve the plan.
With respect to Proposal 4 (the ratification of the appointment of the Company’s independent auditors), the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on such item of business is required to ratify the appointment.
Abstentions effectively count as votes “against” the adoption of a proposal (but will have no effect on the election of a director). Moreover, if you do not instruct your nominee (such as your bank or broker) how to vote your shares with respect to the election of directors and the advisory vote on executive compensation, the nominee may not vote on these proposals. This is called a “broker non-vote” and although your shares will be considered to be represented by proxy at the annual meeting for purposes of establishing quorum, they are not considered to be shares “entitled to vote” at the annual meeting and will not be counted as having been voted on the applicable proposal. However, broker “non-votes” will have no effect on the outcome of the vote for any proposal or the election of any director.

106

Other General Information

?	How does the Board of Directors recommend that I vote my shares?

The Teradata Board of Directors recommends that you vote:
•FOR the election of each of the three Class III director nominees, Messrs. Gianoni and McElhatton and Ms. Olsen;
•FOR the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement;
•FOR the approval of the amended and restated Teradata 2023 Stock Incentive Plan; and
•FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2025.
If you submit your proxy without specific voting instructions, your shares represented by that proxy will be voted as recommended by our board. As discussed above, if you hold your shares beneficially through a nominee (such as a bank or a broker) and fail to provide specific voting instructions to that nominee, your shares will not be voted in the election of directors and the advisory “say-on-pay” vote on executive compensation.

?	The 2025 annual meeting is being held virtually. What do I need to do to attend the annual meeting?

The 2025 annual meeting will be held virtually via a live webcast. Holding the annual meeting of stockholders in a virtual format provides the opportunity for participation by a broader group of stockholders, while reducing the costs and environmental impact associated with planning, holding and arranging logistics for an in-person meeting.
To attend the annual meeting, including to vote and/or submit questions, stockholders will need to access the live audio webcast of the meeting. To do so, stockholders will need to visit www.virtualshareholdermeeting.com/TDC2025 and use their 16-digit Control Number provided in the Notice, proxy card or instructions that accompanied your proxy materials, to log in to this website and access the live audio webcast of the meeting.
We encourage stockholders to log in to this website and access the webcast before the annual meeting’s start time. Please allow ample time for online check-in, which will begin at 7:45 a.m. Pacific Time. We will offer live technical support during the meeting. If you encounter any technical difficulties accessing the meeting, please call 844-986-0822 (US) or 303-562-9302 (International). Please note that if you do not have your control number and you are a registered owner, operators will be able to provide your control number to you. However, if you are a beneficial owner (and thus hold your shares in an account at a bank, broker, or other holder of record), you will need to contact the bank, broker, or other holder of record to obtain your control number prior to the meeting. Further instructions on how to attend, vote and/or ask questions at the annual meeting, including how to demonstrate your ownership of Teradata common stock as of the record date, are available at www.virtualshareholdermeeting.com/TDC2025.

?	Will I be able to ask questions at the annual meeting? How do I access the voting results of the meeting?

Stockholders may submit a question online during the meeting at www.virtualshareholdermeeting.com/TDC2025. We will answer questions as time permits at the meeting.

Following the meeting, we will post to the Investor Relations section of our website (www.teradata.com) a replay of the annual meeting (including the question and answer session). We will include the results of the votes taken at the meeting, in a quarterly report on Form 10-Q or a current report on Form 8-K, as applicable, that we expect to file with the SEC within four business days after the date of the annual meeting or any adjournment or postponement thereof. Stockholders may also find information on how to obtain a transcript of the meeting by writing to our Corporate Secretary at Teradata Corporation, 17095 Via Del Campo, San Diego, CA 92127.

The above notice and proxy statement are sent by order of the Board of Directors.
Margaret A. Treese
Chief Legal Officer and Secretary
Dated: March 27, 2025

2025 PROXY STATEMENT	107

Other General Information

Cautionary Note on Forward-Looking Statements
Statements in this proxy statement relating to Teradata’s future plans, expectations, beliefs, intentions and prospects, such as statements regarding our ongoing business transformation and future business, operating and ESG-related goals, use of shares in our equity plan and sufficiency of the amount of shares issued under that plan are forward-looking statements. These forward-looking statements are based upon current expectations and assumptions and involve risks and uncertainties that could cause actual results to differ materially, including the factors described from time to time in Teradata’s filings with the U.S. Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2024 and subsequent quarterly reports on Forms 10-Q, as well as the Company’s annual report to stockholders. Teradata does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
In addition, the forecasts regarding our future share usage and burn rate set forth in Proposal No. 3 (Approval of the Teradata 2023 Stock Incentive Plan as Amended and Restated) include embedded assumptions which are highly dependent on the public trading price of Teradata common stock and other factors, which we do not control. These forecasts reflect various assumptions regarding our future operations. The inclusion of the forecasts set forth in Proposal No. 3 should not be regarded as an indication that these forecasts will be predictive of actual future outcomes, and the forecasts should not be relied upon as such.

108

APPENDIX A
TERADATA 2023 STOCK INCENTIVE PLAN (Amended and Restated as of May 15, 2025)

1. Establishment, Purpose, Duration.
(a) Establishment. Teradata Corporation (the “Company”) established the Teradata 2023 Stock Incentive Plan (the “Plan”) effective as of February 24, 2023 (the “Effective Date”). The Plan was amended and restated effective as of May 14, 2024, and is hereby further amended and restated in its entirety, as set forth herein, effective on the date that the amendment and restatement is approved by the stockholders of the Company. Definitions of capitalized terms used in the Plan are contained in Section 2 of the Plan.
(b) Purpose. The purpose of the Plan is to attract and retain Directors, officers, key employees and Consultants of the Company and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.
(c) Duration. No Award may be granted under the Plan after the day immediately preceding the tenth (10th) anniversary of the Effective Date, or such earlier date as the Board shall determine. The Plan will remain in effect with respect to outstanding Awards until no Awards remain outstanding.
(d) Prior Plan. The Teradata 2012 Stock Incentive Plan, as amended and restated (the “Prior Plan”), terminated in its entirety effective on May 9, 2023, which was the date that stockholders initially approved this Plan (the “Approval Date”); provided that all outstanding awards under the Prior Plan as of the Approval Date remained outstanding and shall be administered and settled in accordance with the provisions of the Prior Plan.
2. Definitions. As used in the Plan, the following definitions shall apply.
“Applicable Laws” means the applicable requirements relating to the administration of equity-based compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.
“Approval Date” has the meaning given such term in Section 1(d).
“Award” means a Nonqualified Stock Option, Incentive Stock Option, Stock Appreciation Right, Restricted Share, Restricted Share Unit or Other Share-Based Award granted pursuant to the terms and conditions of the Plan.
“Award Agreement” means either: (a) an agreement, either in written or electronic format, entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award; or (b) a statement, either in written or electronic format, issued by the Company to a Participant describing the terms and provisions of such Award, which need not be signed by the Participant.
“Board” means the Board of Directors of the Company.
“Cause” as a reason for a Participant’s termination of employment or service shall have the meaning provided in the applicable employment agreement or consulting agreement between, or severance plan covering, the Participant and the Company or a Subsidiary, if any (provided, however, that with regard to any agreement or plan under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter), or if there is no such agreement or plan, as applicable, that defines the term, then unless otherwise defined in the applicable Award Agreement, “Cause” shall mean (a) the Participant’s conviction of, or plea of guilty or no contest to, (i) any felony (or its international equivalent) or (ii) any other crime that results, or could reasonably be expected to result, in material harm to the business or reputation of the Company or any Subsidiary, (b) an act of personal dishonesty in the course of fulfilling the Participant’s duties to the Company or a Subsidiary, or an act of fraud or misappropriation, embezzlement, or misuse of funds or property belonging to the Company or any Subsidiary, (c) failure on the part of the Participant to perform substantially such Participant’s duties to the Company or a Subsidiary in any material respect, (d) a material violation of the written policies of the Company and its Subsidiaries, including but not limited to those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the policies or statements of policy of the Company and its Subsidiaries, (e) the Participant’s engagement in willful misconduct in connection with the Participant’s employment or services with the Company and its subsidiaries, which results, or could reasonably be expected to result, in material harm to the business or reputation of the Company or any Subsidiary, (f) breach of any restrictive covenants applicable to the Participant as a result of any agreement with the Company or any Subsidiary or any policy or plan maintained by the Company or any Subsidiary, or (g) before a Change in Control, such other events as shall be

2025 PROXY STATEMENT	A-1

Appendix A
determined by the Committee and set forth in a Participant’s Award Agreement. Notwithstanding any other provision of the Plan to the contrary, following a Change in Control, any determination by the Committee as to whether “Cause” exists shall be subject to de novo review.
“Change in Control” means, unless otherwise provided in the applicable Award Agreement, the occurrence of any of the following events:
(a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of Directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this paragraph (a), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of paragraph (c) of below; or
(b) Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds (2/3) of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or
(c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a “Corporate Transaction”), in each case, unless, following such Corporate Transaction, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) beneficially owns, directly or indirectly, fifty percent (50%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Corporate Transaction; and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Corporate Transaction; or
(d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.
“CIC Severance Plan” means the Teradata Change in Control Severance Plan, as the same may be amended from time to time, or any successor plan thereto.
“Code” means the Internal Revenue Code of 1986, as amended.
“Committee” means the Compensation and People Committee of the Board, or such other committee or subcommittee of the Board as may be duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. To the extent required by Applicable Laws, the Committee shall consist of two or more members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “independent director” within the meaning of applicable rules of any securities exchange upon which Shares are listed.
“Company” has the meaning given such term in Section 1(a) and any successor thereto.

A-2

Appendix A
“Consultant” means an independent contractor that (a) performs services for the Company or a Subsidiary in a capacity other than as an Employee or Director and (b) qualifies as a consultant under the applicable rules of the SEC for registration of shares on a Form S-8 Registration Statement.
“Date of Grant” means the date as of which an Award is determined to be effective and designated in a resolution by the Committee and is granted pursuant to the Plan. The Date of Grant shall not be earlier than the date of the resolution and action therein by the Committee. In no event shall the Date of Grant be earlier than the Effective Date.
“Director” means any individual who is a member of the Board who is not an Employee.
“Effective Date” has the meaning given such term in Section 1(a).
“Employee” means any employee of the Company or a Subsidiary; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, the term “Employee” has the meaning given to such term in Section 3401(c) of the Code, as interpreted by the regulations thereunder and Applicable Law.
“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.
“Fair Market Value” means the value of one Share on any relevant date, determined under the following rules: (a) the closing sale price per Share on that date as reported on the principal exchange on which Shares are then trading, if any, or if applicable the New York Stock Exchange, or if there are no sales on that date, on the next preceding trading day during which a sale occurred; (b) if the Shares are not reported on a principal exchange or national market system, the average of the closing bid and asked prices last quoted on that date by an established quotation service for over-the-counter securities; or (c) if neither (a) nor (b) applies, (i) with respect to Stock Options, Stock Appreciation Rights and any Award of stock rights that is subject to Section 409A of the Code, the value as determined by the Committee through the reasonable application of a reasonable valuation method, taking into account all information material to the value of the Company, within the meaning of Section 409A of the Code, and (ii) with respect to all other Awards, the fair market value as determined by the Committee in good faith.
“Good Reason” means, if the Participant is a participant in the CIC Severance Plan or is subject to a Severance Policy that defines “Good Reason”, “Good Reason” as defined in the CIC Severance Plan or the Severance Policy, as applicable, or, if the Participant is not a participant in the CIC Severance Plan or a Severance Policy that defines “Good Reason”, “Good Reason” as defined in any employment, consulting or other agreement with the Company or a Subsidiary to which the applicable Participant is a party (provided, however, that with regard to any agreement or plan or policy under which the definition of “good reason” only applies on occurrence of a change in control, such definition of “good reason” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter). If “Good Reason” is not defined with respect to a Participant in accordance with the foregoing sentence, “Good Reason” shall have no application to the Participant in this Plan.
“Incentive Stock Option” means a Stock Option that is designated as an Incentive Stock Option and that is intended to meet the requirements of Section 422 of the Code.
“Insider” shall mean an individual who is, on the relevant date, an officer or Director of the Company, or a more than ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.
“Nonqualified Stock Option” means a Stock Option that is not intended to meet the requirements of Section 422 of the Code or otherwise does not meet such requirements.
“Other Share-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted in accordance with the terms and conditions set forth in Section 10.
“Participant” means any eligible individual as set forth in Section 5 who holds one or more outstanding Awards.
“Performance Objectives” means the performance objective or objectives established by the Committee pursuant to the Plan. Any Performance Objectives may relate to the performance of the Company or one or more of its Subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products, or the performance of the individual Participant, and may include, without limitation, the Performance Objectives set forth in Section 13(b). The Performance Objectives may be made relative to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Objectives as compared to various stock market indices. Performance Objectives may be stated as a combination of the listed factors. Any Performance Objectives that are financial metrics may be determined in

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accordance with United States Generally Accepted Accounting Principles (“GAAP”), if applicable, or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.
“Plan” means this Teradata 2023 Stock Incentive Plan, as may be amended, or amended and restated, from time to time. This Plan was last amended and restated effective May 15, 2025.
“Prior Plan” has the meaning given such term in Section 1(d).
“Restricted Shares” means Shares granted or sold pursuant to Section 8 as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 8 has expired.
“Restricted Share Unit” means a grant or sale of the right to receive Shares or cash at the end of a specified restricted period made pursuant to Section 9.
“SEC” means the United States Securities and Exchange Commission.
“Severance Policy” means a severance policy maintained by the Company or a Subsidiary.
“Share” means a share of common stock of the Company, $0.01 par value per share, or any security into which such Share may be changed by reason of any transaction or event of the type referred to in Section 15.
“Stock Appreciation Right” means a right granted pursuant to Section 7.
“Stock Option” means a right to purchase a Share granted to a Participant under the Plan in accordance with the terms and conditions set forth in Section 6. Stock Options may be either Incentive Stock Options or Nonqualified Stock Options.
“Subsidiary” means: (a) with respect to an Incentive Stock Option, a “subsidiary corporation” as defined under Section 424(f) of the Code; and (b) for all other purposes under the Plan, any corporation or other entity in which the Company owns, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.
“Substitute Awards” means Awards that are granted in assumption of, or in substitution or exchange for, outstanding awards previously granted by an entity acquired directly or indirectly by the Company or with which the Company directly or indirectly combines.
“Ten Percent Stockholder” means any Participant who owns more than 10% of the combined voting power of all classes of stock of the Company, within the meaning of Section 422 of the Code.
3. Shares Available Under the Plan.
(a) Shares Available for Awards. Subject to Section 3(b) below, the maximum number of Shares that may be issued or delivered pursuant to Awards under the Plan shall be 13,142,890 (consisting of 3,750,000 Shares initially approved by the stockholders of the Company on the Approval Date, 2,225,890 Shares that, on the Approval Date, were available to be granted under the Prior Plan, but which were not then subject to outstanding awards under the Prior Plan, 3,480,000 additional Shares that were approved by the stockholders of the Company on May 14, 2024, and 3,687,000 additional Shares that were approved by the stockholders of the Company pursuant to this amendment and restatement), all of which may be granted with respect to Incentive Stock Options. Shares issued or delivered pursuant to an Award may be authorized but unissued Shares, treasury Shares, including Shares purchased in the open market, or a combination of the foregoing. The aggregate number of Shares available for issuance or delivery under the Plan shall be subject to adjustment as provided in Section 15.
(b) Share Usage. In addition to the number of Shares provided for in Section 3(a), the following Shares shall be available for Awards under the Plan: (i) Shares covered by an Award that expires or is forfeited, canceled, surrendered or otherwise terminated without the issuance of such Shares and the release of the “substantial risk of forfeiture” under Section 83 of the Code, if applicable; (ii) Shares covered by an outstanding award under the Prior Plan as of the Approval Date that on or after the Approval Date expires or is forfeited, canceled, surrendered or otherwise terminated without the issuance of such Shares and the release of the “substantial risk of forfeiture” under Section 83 of the Code, if applicable; and (iii) Shares covered by an Award that is settled only in cash. In addition, Shares granted through Substitute Awards shall not count against the Share limit in Section 3(a) (except as may be required by reason of the rules and regulations of any stock exchange or other trading market on which the Shares are listed). This Section 3(b) shall apply to the number of Shares reserved and available for Incentive Stock Options only to the extent consistent with applicable Treasury regulations relating to Incentive Stock Options under the Code.

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(c) Prohibition of Share Recycling. Notwithstanding the foregoing, the following Shares issued or delivered under this Plan shall not again be available for grant as described above: (i) Shares tendered in payment of the exercise price of a Stock Option; (ii) Shares withheld by the Company or any Subsidiary to satisfy a tax withholding obligation; and (iii) Shares that are repurchased by the Company with Stock Option proceeds. Without limiting the foregoing, with respect to any Stock Appreciation Right that is settled in Shares, the full number of Shares subject to the Award shall count against the number of Shares available for Awards under the Plan regardless of the number of Shares used to settle the Stock Appreciation Right upon exercise.
(d) Director Limits. Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding non-employee director compensation, the sum of (i) the aggregate grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all Awards (excluding Awards made at the election of the Director in lieu of all or a portion of annual and committee cash retainers), and (ii) the total cash fees or retainers, in each case granted or paid during any calendar year to a Director as compensation for services as a member of the Board, shall not exceed $500,000 in the aggregate.
4. Administration of the Plan.
(a) In General. The Plan shall be administered by the Committee. Except as otherwise provided by the Board, the Committee shall have full and final authority in its discretion to take all actions determined by the Committee to be necessary in the administration of the Plan, including, without limitation, discretion to: select Award recipients; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; grant waivers of terms, conditions, restrictions and limitations applicable to any Award, or accelerate the vesting or exercisability of any Award, in a manner consistent with the Plan; construe and interpret the Plan and any Award Agreement or other agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; and take such other action, not inconsistent with the terms of the Plan, as the Committee deems appropriate. To the extent permitted by Applicable Laws, the Committee may, in its discretion, delegate to one or more Directors or executive officers of the Company any of the Committee’s authority under the Plan. The acts of any such delegates shall be treated hereunder as acts of the Committee with respect to any matters so delegated.
(b) Determinations. The Committee shall have no obligation to treat Participants or eligible Participants uniformly, and the Committee may make determinations under the Plan selectively among Participants who receive, or Employees, Directors or Consultants who are eligible to receive, Awards (whether or not such Participants or eligible Employees, Directors or Consultants are similarly situated). All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, its stockholders, Directors, Employees, Consultants, Participants and their estates and beneficiaries.
(c) Authority of the Board. The Board may reserve to itself any or all of the authority or responsibility of the Committee under the Plan or may act as the administrator of the Plan for any and all purposes. To the extent the Board has reserved any such authority or responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4(c)) shall include the Board. To the extent that any action of the Board under the Plan conflicts with any action taken by the Committee, the action of the Board shall control. Without limiting the foregoing, the Board specifically reserves the exclusive authority to approve and administer all Awards granted to Directors under the Plan.
5. Eligibility and Participation. Each Employee, Director and Consultant is eligible to participate in the Plan. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Directors and Consultants those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by Applicable Law and the amount of each Award.
6. Stock Options. Subject to the terms and conditions of the Plan, Stock Options may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.
(a) Award Agreement. Each Stock Option shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Option, the number of Shares covered by the Stock Option, the conditions upon which the Stock Option shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan. The Award Agreement also shall specify whether the Stock Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.
(b) Exercise Price. The exercise price per Share of a Stock Option shall be determined by the Committee at the time the Stock Option is granted and shall be specified in the related Award Agreement; provided,

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however, that in no event shall the exercise price per Share of any Stock Option (other than a Substitute Award) be less than one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant.
(c) Term. The term of a Stock Option shall be determined by the Committee and set forth in the related Award Agreement; provided, however, that in no event shall the term of any Stock Option exceed ten (10) years from its Date of Grant.
(d) Exercisability. Stock Options shall become vested and exercisable at such times and upon such terms and conditions as shall be determined by the Committee and set forth in the related Award Agreement. Such terms and conditions may include, without limitation, the satisfaction of (i) performance goals based on one or more Performance Objectives, and (ii) time-based vesting requirements.
(e) Exercise of Stock Options. Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Option may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Option shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Company which sets forth the number of Shares with respect to which the Stock Option is to be exercised and full payment of the exercise price for such Shares. The exercise price of a Stock Option may be paid: (i) in cash or its equivalent; (ii) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the aggregate exercise price; (iii) by a cashless exercise (including by withholding Shares deliverable upon exercise and through a broker-assisted arrangement to the extent permitted by Applicable Laws); (iv) by a combination of the methods described in clauses (i), (ii) and/or (iii); or (v) through any other method approved by the Committee in its sole discretion. As soon as practicable after receipt of the notification of exercise and full payment of the exercise price, the Company shall cause the appropriate number of Shares to be issued to the Participant.
(f) Special Rules Applicable to Incentive Stock Options. Notwithstanding any other provision in the Plan to the contrary:
(i) Incentive Stock Options may be granted only to Employees of the Company and its Subsidiaries. The terms and conditions of Incentive Stock Options shall be subject to and comply with the requirements of Section 422 of the Code.
(ii) To the extent that the aggregate Fair Market Value of the Shares (determined as of the Date of Grant) with respect to which an Incentive Stock Option is exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) is greater than $100,000 (or such other amount specified in Section 422 of the Code), as calculated under Section 422 of the Code, then the Stock Option shall be treated as a Nonqualified Stock Option.
(iii) No Incentive Stock Option shall be granted to any Participant who, on the Date of Grant, is a Ten Percent Stockholder, unless (x) the exercise price per Share of such Incentive Stock Option is at least one hundred and ten percent (110%) of the Fair Market Value of a Share on the Date of Grant, and (y) the term of such Incentive Stock Option shall not exceed five (5) years from the Date of Grant.
7. Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.
(a) Award Agreement. Each Stock Appreciation Right shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Appreciation Right, the number of Shares covered by the Stock Appreciation Right, the conditions upon which the Stock Appreciation Right shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.
(b) Exercise Price. The exercise price per Share of a Stock Appreciation Right shall be determined by the Committee at the time the Stock Appreciation Right is granted and shall be specified in the related Award Agreement; provided, however, that in no event shall the exercise price per Share of any Stock Appreciation Right (other than a Substitute Award) be less than one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant.
(c) Term. The term of a Stock Appreciation Right shall be determined by the Committee and set forth in the related Award Agreement; provided, however, that in no event shall the term of any Stock Appreciation Right exceed ten (10) years from its Date of Grant.
(d) Exercisability of Stock Appreciation Rights. A Stock Appreciation Right shall become vested and exercisable at such times and upon such terms and conditions as may be determined by the Committee and set forth in

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the related Award Agreement. Such terms and conditions may include, without limitation, the satisfaction of (i) performance goals based on one or more Performance Objectives, and (ii) time-based vesting requirements.
(e) Exercise of Stock Appreciation Rights. Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Appreciation Right may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Appreciation Right shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Company which sets forth the number of Shares with respect to which the Stock Appreciation Right is to be exercised. Upon exercise, a Stock Appreciation Right shall entitle a Participant to an amount equal to (a) the excess of (i) the Fair Market Value of a Share on the exercise date over (ii) the exercise price per Share, multiplied by (b) the number of Shares with respect to which the Stock Appreciation Right is exercised. A Stock Appreciation Right may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.
8. Restricted Shares. Subject to the terms and conditions of the Plan, Restricted Shares may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.
(a) Award Agreement. Each Restricted Shares Award shall be evidenced by an Award Agreement that shall specify the number of Restricted Shares, the restricted period(s) applicable to the Restricted Shares, the conditions upon which the restrictions on the Restricted Shares will lapse and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.
(b) Terms, Conditions and Restrictions. The Committee shall impose such other terms, conditions and/or restrictions on any Restricted Shares as it may deem advisable, including, without limitation, a requirement that the Participant pay a purchase price for each Restricted Share, restrictions based on the achievement of specific Performance Objectives, time-based restrictions or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Shares. Unless otherwise provided in the related Award Agreement or required by Applicable Law, the restrictions imposed on Restricted Shares shall lapse upon the expiration or termination of the applicable restricted period and the satisfaction of any other applicable terms and conditions.
(c) Custody of Certificates. To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Restricted Shares in the Company’s possession until such time as all terms, conditions and/or restrictions applicable to such Shares have been satisfied or lapse.
(d) Rights Associated with Restricted Shares during Restricted Period. During any restricted period applicable to Restricted Shares: (i) the Restricted Shares may not be sold, transferred, pledged, assigned or otherwise alienated; (ii) unless otherwise provided in the related Award Agreement, the Participant shall be entitled to exercise full voting rights associated with such Restricted Shares; and (iii) the Participant shall be entitled to all dividends and other distributions paid with respect to such Restricted Shares during the restricted period; provided, however, that that any dividends with respect to unvested Restricted Shares shall be accumulated or deemed reinvested in additional Restricted Shares until such Award is earned and vested, and shall be subject to the same terms and conditions as the original Award (including service-based vesting conditions and the achievement of any Performance Objectives).
9. Restricted Share Units. Subject to the terms and conditions of the Plan, Restricted Share Units may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.
(a) Award Agreement. Each Restricted Share Unit Award shall be evidenced by an Award Agreement that shall specify the number of units, the restricted period(s) applicable to the Restricted Share Units, the conditions upon which the restrictions on the Restricted Share Units will lapse, the time and method of payment of the Restricted Share Units, and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.
(b) Terms, Conditions and Restrictions. The Committee shall impose such other terms, conditions and/or restrictions on any Restricted Share Units as it may deem advisable, including, without limitation, a requirement that the Participant pay a purchase price for each Restricted Share Unit, restrictions based on the achievement of specific Performance Objectives or time-based restrictions or holding requirements.
(c) Form of Settlement. Restricted Share Units may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.
10. Other Share-Based Awards. Subject to the terms and conditions of the Plan, Other Share-Based Awards may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion. Other Share-Based Awards are Awards that are valued in whole or in part by reference to, or otherwise based on the Fair Market Value of, Shares, and shall be in such form as the Committee shall determine,

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including without limitation, unrestricted Shares or time-based or performance-based units that are settled in Shares and/or cash.
(a) Award Agreement. Each Other Share-Based Award shall be evidenced by an Award Agreement that shall specify the terms and conditions upon which the Other Share-Based Award shall become vested, if applicable, the time and method of settlement, the form of settlement and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.
(b) Form of Settlement. An Other Share-Based Award may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.
11. Dividend Equivalents. Awards may provide the Participant with dividend equivalents, on a contingent basis and either in cash or in additional Shares, as determined by the Committee in its sole discretion and set forth in the related Award Agreement; provided, however, that that any dividend equivalents with respect to an unvested Award shall be accumulated or deemed reinvested until such Award is earned and vested, and shall be subject to the same terms and conditions as the original Award (including service-based vesting conditions and the achievement of any Performance Objectives). Notwithstanding the foregoing, no dividend equivalents shall be granted with respect to Shares underlying a Stock Option or Stock Appreciation Right.
12. Compliance with Section 409A. Awards shall be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code. To the extent that the Committee determines that any Award is subject to Section 409A of the Code, the Award Agreement shall incorporate the terms and conditions necessary to avoid the imposition of an additional tax under Section 409A of the Code upon a Participant. Notwithstanding any other provision of the Plan or any Award Agreement (unless the Award Agreement provides otherwise with specific reference to this Section 12): (a) an Award shall not be granted, deferred, accelerated, extended, paid out, settled, substituted or modified under the Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant; and (b) if an Award is subject to Section 409A of the Code, and if the Participant holding the award is a “specified employee” (as defined in Section 409A of the Code, with such classification to be determined in accordance with the methodology established by the Company), then, to the extent required to avoid the imposition of an additional tax under Section 409A of the Code upon a Participant, no distribution or payment of any amount shall be made before the date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code) or, if earlier, the date of the Participant’s death. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local, or non-United States law. The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.
13. Performance Awards.
(a) In General. As determined by the Committee in its sole discretion, the grant, vesting, exercisability and/or settlement of any Restricted Shares, Restricted Share Units and Other Share-Based Awards may be conditioned on the attainment of one or more Performance Objectives during a performance period established by the Committee.
(b) Performance Objectives. Performance Objectives may be based on such criteria as determined by the Committee in its discretion, which may include (but shall not be limited to) the following criteria: revenues; revenue growth; product revenue growth; annual recurring revenue; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); earnings per share; operating income; pre- or after-tax income (before or after allocation of corporate overhead and bonus); cash flow (before or after dividends); cash flow per share (before or after dividends); gross margin; operating margin; return on equity; return on capital (including return on total capital or return on invested capital); cash flow return on investment; return on assets or operating assets; economic value added (or an equivalent metric); stock price appreciation; total stockholder return (measured in terms of stock price appreciation and dividend growth); cost control; gross profit; operating profit; cash generation; unit volume; stock price; market share; new account wins; capital structure; sales; asset quality; product and services quality or delivery goals; cost saving levels; marketing-spending efficiency; core non-interest income; debt reductions; stockholder equity; regulatory achievements; implementation, completion or attainment of measurable objectives with respect to strategy, research, development, products or projects; business transformation objectives; recruiting and maintaining personnel; or change in working capital.
(c) Adjustments. The Committee may provide in any Award Agreement that any evaluation of attainment of a Performance Objective may include or exclude any of the following events that occurs during the relevant period: (i) asset write downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (iv) any reorganization and restructuring programs; (v) unusual or infrequently occurring items as described in Financial Accounting Standards Board Accounting

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Standards Update No. 2015-01 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report on Form 10-K for the applicable year; (vi) acquisitions or divestitures; (vii) foreign exchange gains and losses; and (viii) other events identified by the Committee. Moreover, if the Committee determines that a change in the Company’s business, operations, corporate structure or capital structure, or in the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may, in its discretion and without the consent of any Participant, adjust such Performance Objectives or the related level of achievement, in whole or in part, as the Committee deems appropriate and equitable.
(d) Certification of Performance. The Committee shall certify in writing whether the applicable Performance Objectives and other material terms imposed on such Award have been satisfied, and, if they have, ascertain the amount of the payout or vesting of the Award.
14. Transferability. Except as otherwise determined by the Committee, no Award or dividend equivalents paid with respect to any Award shall be transferable by the Participant except by will or the laws of descent and distribution; provided, that if so determined by the Committee, each Participant may, in a manner established by the Board or the Committee, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant and to receive Shares or other property issued or delivered under such Award. Except as otherwise determined by the Committee, Stock Options and Stock Appreciation Rights will be exercisable during a Participant’s lifetime only by the Participant or, in the event of the Participant’s legal incapacity to do so, by the Participant’s guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law and/or court supervision.
15. Adjustments. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation), such as a stock dividend, stock split, reverse stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend, the Committee shall cause there to be an equitable adjustment in the numbers of Shares specified in Section 3 of the Plan and, with respect to outstanding Awards, in the number and kind of Shares subject to outstanding Awards, and the exercise price or other price of Shares subject to outstanding Awards, in each case to prevent dilution or enlargement of the rights of Participants. In the event of any other change in corporate capitalization, or in the event of a merger, consolidation, liquidation, or similar transaction, the Committee may, in its sole discretion, cause there to be an equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights; provided, however, that, unless otherwise determined by the Committee, the number of Shares subject to any Award shall always be rounded down to a whole number. Moreover, in the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding Awards such alternative consideration (including cash or securities) as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all Awards so replaced. Notwithstanding the foregoing, the Committee shall not make any adjustment pursuant to this Section 15 that would (a) cause an Award that is otherwise exempt from Section 409A of the Code to become subject to Section 409A of the Code or (b) cause an Award that is subject to Section 409A of the Code to fail to satisfy the requirements of Section 409A of the Code. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on all Participants and any other persons claiming under or through any Participant.
16. Fractional Shares. The Company shall not be required to issue or deliver any fractional Shares pursuant to the Plan and, unless otherwise provided by the Committee, fractional shares shall be settled in cash.
17. Withholding Taxes. To the extent required by Applicable Law, a Participant shall be required to satisfy, in a manner satisfactory to the Company or Subsidiary, as applicable, any withholding tax obligations that arise by reason of a Stock Option or Stock Appreciation Right exercise, the vesting of or settlement of Shares under an Award, an election pursuant to Section 83(b) of the Code or otherwise with respect to an Award. The Company and its Subsidiaries shall not be required to issue or deliver Shares, make any payment or to recognize the transfer or disposition of Shares until such obligations are satisfied. The Committee may permit or require these obligations to be satisfied by having the Company withhold a portion of the Shares that otherwise would be issued or delivered to a Participant upon exercise of a Stock Option or Stock Appreciation Right or upon the vesting or settlement of an Award, or by tendering Shares previously acquired, in each case having a value equal to the minimum amount required by Applicable Law to be withheld or paid (or such other amount that will not result in adverse accounting consequences for the Company or a Subsidiary). Any such elections are subject to such conditions or procedures as may be established by the Committee and may be subject to disapproval by the Committee.
18. Foreign Employees. Without amending the Plan, the Committee may grant Awards to Participants who are foreign nationals, or who are subject to Applicable Laws of one or more non-United States jurisdictions, on such terms and conditions different from those specified in the Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, and the like as may be necessary or advisable to comply with provisions of Applicable Laws of other countries in which the Company or its Subsidiaries operate or have employees.
19. Termination for Cause; Forfeiture of Awards.

2025 PROXY STATEMENT	A-9

Appendix A
(a) Termination for Cause. If a Participant’s employment or service is terminated by the Company or a Subsidiary for Cause, as determined by the Committee in its sole discretion, then, promptly upon receiving notice of the Committee’s determination, the Participant shall: (i) forfeit all Awards to the extent then held by the Participant; and (ii) to the extent demanded by the Committee in its sole discretion, (A) return to the Company or the Subsidiary all Shares that the Participant has not disposed of that had been acquired, pursuant to Awards within 2 years prior to the Participant’s date of termination in exchange for payment by the Company or the Subsidiary of any amount actually paid therefor by the Participant; and (B) with respect to any Shares acquired pursuant to an Award within 2 years prior to the Participant’s date of termination that were disposed of, pay to the Company or the Subsidiary, in cash, the excess, if any, of: (x) the Fair Market Value of the Shares on the date acquired, over (y) any amount actually paid by the Participant for the Shares.
(b) Compensation Recovery Policy. Any Award granted to a Participant or amounts paid thereunder shall be subject to forfeiture or repayment pursuant to the terms of any applicable compensation recovery policy adopted by the Company, including any such policy that may be adopted to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act or any rules or regulations issued by the Securities and Exchange Commission rule or applicable securities exchange, whether or not such policy was in place at the time of grant of an Award.
(c) Set-Off and Other Remedies. To the extent that amounts are not immediately returned or paid to the Company as provided in this Section 19, the Company may, to the extent permitted by Applicable Laws, seek other remedies, including a set off of the amounts so payable to it against any amounts that may be owing from time to time by the Company or a Subsidiary to the Participant for any reason, including, without limitation, wages, or vacation pay or other benefits; provided, however, that, except to the extent permitted by Treasury Regulation Section 1.409A-3(j)(4), such offset shall not apply to amounts that are “deferred compensation” within the meaning of Section 409A of the Code.
20. Change in Control.
(a) Treatment of Awards that are Assumed. To the extent outstanding Awards granted under the Plan are assumed, converted or replaced by the resulting entity in the event of a Change in Control (or, if the Company is the resulting entity, to the extent such Awards are continued by the Company), then, except as otherwise provided in the applicable Award Agreement or in another written agreement with the Participant, or in a Company severance plan applicable to the Participant:
(i) Any such outstanding Awards that are subject to Performance Objectives shall be converted to service-based Awards by the resulting entity (A) as if “target” performance had been achieved, if the Change in Control occurs before the end of the applicable performance period, or (B) based on actual performance for the completed performance period, as determined by the Committee, if the Change in Control occurs after the end of the applicable performance period; and in either case, such converted Awards shall continue to vest and become exercisable (as applicable) based on the Participant’s continued service during the remaining vesting period;
(ii) All other such outstanding Awards shall continue to vest and become exercisable (as applicable) based on the Participant’s continued service during the remaining vesting period, if any; and
(iii) Notwithstanding the foregoing, if the Participant’s employment or service is terminated during the twenty four (24) months following the Change in Control (A) by the Company without Cause, (B) on account of the Participant’s death or disability (as defined in the Teradata Long-Term Disability Plan or another long-term disability plan sponsored by the Company), or (C) by the Participant for “Good Reason”, if such Participant participates in the Teradata Change in Control Severance Plan, a Teradata Severance Policy or a similar arrangement that defines “Good Reason” in the context of a resignation following a Change in Control (or similar transaction), all such outstanding Awards shall become vested and exercisable (as applicable) in full, effective as of the date of such termination, and any such Awards that are Stock Options or Stock Appreciation Rights shall remain exercisable until the earlier of (x) the first anniversary of such termination of employment or service, and (y) the expiration of the term of such Stock Option or Stock Appreciation Right.
(b) Treatment of Awards that are not Assumed. To the extent outstanding Awards granted under the Plan are not assumed, converted or replaced by the resulting entity in connection with a Change in Control (or, if the Company is the resulting entity, to the extent such Awards are not continued by the Company), then, except as otherwise provided in the applicable Award Agreement or in another written agreement with the Participant, or in a Company severance plan applicable to the Participant, then, effective immediately prior to the Change in Control:
(i) All service-based and performance-based vesting restrictions with respect to all such outstanding Awards shall lapse, with any applicable Performance Objectives deemed to be satisfied (A) as if “target” performance had been achieved, if the Change in Control occurs before the end of the applicable performance period, or (B) based on actual performance for the completed performance period, as determined by the Committee, if the Change in Control occurs after the end of the applicable performance period; and all such Awards shall become fully vested and exercisable (as applicable), effective as of the date of such Change in Control;

A-10

Appendix A
(ii) Subject to Section 20(b)(iii) below, all such outstanding Awards that are Stock Options or Stock Appreciation Rights shall remain exercisable until the earlier of (A) the first anniversary of such termination of employment or service, and (B) the expiration of the term of such Stock Option or Stock Appreciation Right; and
(iii) The Committee may, without the consent of Participants, provide that any outstanding Award (or a portion thereof), including those that vest by reason of this Section 20(c), shall be cancelled in exchange for a payment in cash or other property (including shares of the resulting entity in connection with a Change in Control) in an amount equal to the excess, if any, of the Fair Market Value of the Shares subject to the Award, over any exercise price related to the Award, which amount may be zero if the Fair Market Value of a Share on the date of the Change in Control does not exceed the exercise price per Share of the applicable Awards.
21. Amendment, Modification and Termination.
(a) In General. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no alteration or amendment that requires stockholder approval in order for the Plan to comply with any rule promulgated by the SEC or any securities exchange on which Shares are listed or any other Applicable Laws shall be effective unless such amendment shall be approved by the requisite vote of stockholders of the Company entitled to vote thereon within the time period required under such applicable listing standard or rule.
(b) Adjustments to Outstanding Awards. The Committee may in its sole discretion at any time (i) provide that all or a portion of a Participant’s Stock Options, Stock Appreciation Rights and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable; (ii) provide that all or a part of the time-based vesting restrictions on all or a portion of the outstanding Awards shall lapse, and/or that any Performance Objectives or other performance-based criteria with respect to any Awards shall be deemed to be wholly or partially satisfied; or (iii) waive any other limitation or requirement under any such Award, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee shall not make any adjustment pursuant to this Section 21(b) that would cause an Award that is otherwise exempt from Section 409A of the Code to become subject to Section 409A of the Code, or that would cause an Award that is subject to Section 409A of the Code to fail to satisfy the requirements of Section 409A of the Code.
(c) Prohibition on Repricing. Except for adjustments made pursuant to Sections 15 or 20, the Board or the Committee will not, without the further approval of the stockholders of the Company, authorize the amendment of any outstanding Stock Option or Stock Appreciation Right to reduce the exercise price. No Stock Option or Stock Appreciation Right will be cancelled and replaced with an Award having a lower exercise price, or for another Award, or for cash without further approval of the stockholders of the Company, except as provided in Sections 15 or 20. Furthermore, no Stock Option or Stock Appreciation Right will provide for the payment, at the time of exercise, of a cash bonus or grant or sale of another Award without further approval of the stockholders of the Company. This Section 21(c) is intended to prohibit the repricing of “underwater” Stock Options or Stock Appreciation Rights without stockholder approval and will not be construed to prohibit the adjustments provided for in Sections 15 or 20.
(d) Effect on Outstanding Awards. Notwithstanding any other provision of the Plan to the contrary (other than Sections 15, 20, 21(b) and 23(e)), no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided that the Committee may modify an Incentive Stock Option held by a Participant to disqualify such Stock Option from treatment as an “incentive stock option” under Section 422 of the Code without the Participant’s consent.
22. Applicable Laws. The obligations of the Company with respect to Awards under the Plan shall be subject to all Applicable Laws and such approvals by any governmental agencies as the Committee determines may be required. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.
23. Miscellaneous.
(a) Stock Ownership Guidelines. By accepting any benefit under the Plan, each Participant thereby agrees to comply with the terms and conditions of the Company’s Executive Stock Ownership Guidelines and/or other similar policies, including the retention ratios contained therein, each as in effect from time to time and to the extent applicable to the Participant.
(b) Deferral of Awards. Except with respect to Stock Options, Stock Appreciation Rights and Restricted Shares, the Committee may permit Participants to elect to defer the issuance or delivery of Shares or the settlement of Awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of the Plan (which may include the payment or crediting of dividend equivalents or interest on the deferral

2025 PROXY STATEMENT	A-11

Appendix A
amounts). All elections and deferrals permitted under this provision shall comply with Section 409A of the Code, including setting forth the time and manner of the election (including a compliant time and form of payment), the date on which the election is irrevocable, and whether the election can be changed until the date it is irrevocable.
(c) No Right of Continued Employment. The Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time. No Employee, Director or Consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards.
(d) Unfunded, Unsecured Plan. Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right or title to any assets, funds or property of the Company or any Subsidiary, including without limitation, any specific funds, assets or other property which the Company or any Subsidiary may set aside in anticipation of any liability under the Plan. A Participant shall have only a contractual right to an Award or the amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.
(e) Severability. If any provision of the Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended or limited in scope to conform to Applicable Laws or, in the discretion of the Committee, it shall be stricken and the remainder of the Plan shall remain in full force and effect.
(f) Acceptance of Plan. By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Board or the Company, in any case in accordance with the terms and conditions of the Plan.
(g) Successors. All obligations of the Company under the Plan and with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company and references to the “Company” herein and in any Award Agreements shall be deemed to refer to such successors.
(h) Delivery and Execution of Electronic Documents. To the extent permitted by applicable law, the Company may: (a) deliver by email or other electronic means (including posting on a web site maintained by the Company or by a third party under contract with the Company) all documents relating to this Plan or any Award thereunder (including prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including annual reports and proxy statements), and (b) permit Participants to electronically execute applicable Plan documents (including Award Agreements and notices of Option exercises) in a manner prescribed by the Committee.
(i) Compliance with Section 16(b). With respect to Participants who are Insiders, all transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. All transactions under this Plan involving Insiders are subject to such conditions, regardless of whether the conditions are expressly set forth in this Plan. Any provision of this Plan that is contrary to a condition of Rule 16b-3 shall not apply to such Insiders.
(j) No Representations or Warranties Regarding Tax Effect. Notwithstanding any provision of this Plan to the contrary, the Company, its affiliates and subsidiaries, the Board and the Committee neither represent nor warrant the tax treatment under any federal, state, provincial, local, foreign or other laws and regulations thereunder of any Award granted or any amounts paid to any Participant under this Plan including when and to what extent such Awards or amounts may be subject to tax, penalties and interest under such laws and regulations.
[END OF DOCUMENT]

A-12

APPENDIX B
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Teradata reports its results in accordance with GAAP. However, as described below, the Company believes that certain non-GAAP measures such as free cash flow, non-GAAP operating margin, and non-GAAP diluted earnings per share, all of which exclude certain items, and which may be reported on a constant currency basis, are useful for investors. Our non-GAAP measures are not meant to be considered in isolation to, as substitutes for, or superior to, results determined in accordance with GAAP, and should be read only in conjunction with our condensed consolidated financial statements prepared in accordance with GAAP. Each of our non-GAAP measures do not have a uniform definition under GAAP and therefore, Teradata's definition may differ from other companies' definitions of these measures.
The following tables reconcile Teradata's results and EPS under GAAP to the Company's non-GAAP results and EPS for the periods presented, which exclude certain specified items. Our management internally uses supplemental non-GAAP financial measures, such as operating margin, free cash flow, and EPS, excluding certain items, to understand, manage and evaluate our business and support operating decisions on a regular basis. The Company believes such non-GAAP financial measures (1) provide useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations, (2) are useful for period-over-period comparisons of such operations and results, that may be more easily compared to peer companies and allow investors a view of the Company’s operating results excluding stock-based compensation expense and special items, (3) provide useful information to management and investors regarding present and future business trends, and (4) provide consistency and comparability with past reports and projections of future results. Further, for free cash flow, the Company believes this measure is useful to investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures which can be used for among other things, investments in the Company's existing businesses, strategic acquisitions, strengthening the Company’s balance sheet, repurchase of Company stock and repay the Company’s debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other non-discretionary expenditures that are not deducted from the measure.
Earnings Per Share

2024
Earnings Per Share:
GAAP (Loss) / Earnings Per Share	$1.16
Excluding:
Stock-based compensation expense	1.21
Reorganization and transformation cost	0.28
Argentina Blue Chip Swap	0.02
Income tax adjustments(i)	(0.25)
Non-GAAP Diluted Earnings Per Share	$2.42
NOTES:
i. Represents the income tax effect of the pre-tax adjustments to reconcile GAAP to Non-GAAP income based on the applicable jurisdictional statutory tax rate of the underlying item. Including the income tax effect assists investors in understanding the tax provision associated with those adjustments and the effective tax rate related to the underlying business and performance of the Company’s ongoing operations. As a result of these adjustments, the Company’s non-GAAP effective tax rate for the twelve months ended December 31, 2024 was 24.0%.

2025 PROXY STATEMENT	B-1

Appendix B
Free Cash Flow

(in millions)	2022	2023	2024	Total

Net cash provided by operating activities (GAAP)	$419	$375	$303	$1,097

Less capital expenditures for:
Expenditures for property and equipment	(16)	(20)	(26)	(62)
Free Cash Flow (non-GAAP measure)	$403	$355	$277	$1,035
Currency adjustment	22	31	42	95
Free Cash Flow for 2022-2024 LTIP	$425	$386	$319	$1,130

B-2

Appendix B
Non-GAAP Operating Margin/Income

(in millions)	2024

Operating Income
GAAP Operating Income	$209

Excluding:
Stock-based compensation expense	119
Reorganization and transformation cost	28
Non-GAAP Operating Income	$356
Pre-approved currency adjustment as part of 2024 Management Plan	20
Non-GAAP Operating Margin (in dollars) as Provided Under 2024 Management Plan	$376

2025 PROXY STATEMENT	B-3

teradata.

SCAN TO
VIEW MATERIALS & VOTE

Your Internet or telephone proxy authorizes the proxyholders to vote the shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 14, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - **Go to www.virtualshareholdermeeting.com/TDC2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Transmit your voting instructions via telephone up until 11:59 P.M. Eastern Time on May 14, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to help Teradata's sustainability efforts and reduce the costs incurred printing and mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years or go to www.investordelivery.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V66995-P27284 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

TERADATA CORPORATION

The Board of Directors recommends that you vote FOR the Director Nominees listed below and FOR each of the other proposals listed below:

1. Election of Directors

Class III Nominees:	**For**	**Against**	**Abstain**
1a. Michael P. Gianoni	☐	☐	☐
1b. Todd E. McElhatton	☐	☐	☐
1c. Joanne B. Olsen	☐	☐	☐

	For	**Against**	**Abstain**
2. An advisory (non-binding) vote to approve executive compensation.	☐	☐	☐
3. Approval of the Teradata 2023 Stock Incentive Plan, as Amended and Restated.	☐	☐	☐
4. Approval of the ratification of the appointment of the independent registered public accounting firm for 2025.	☐	☐	☐

Please sign exactly as your name(s) appear(s) on this proxy card. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Annual Meeting of Stockholders

Teradata's 2025 Annual Meeting of Stockholders will be held at 8:00 a.m., Pacific Time on May 15, 2025. The Annual Meeting will be held in a virtual format only. You or your proxyholder may participate and vote at the Virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/TDC2025 and using your 16-digit control number. Please see your Proxy Statement for additional instructions should you wish to attend the meeting.

V60996-P27284

TERADATA CORPORATION
Proxy/Voting Instruction Card

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR TERADATA'S 2025 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Teradata Corporation, a Delaware corporation ("Teradata" or the "Company"), hereby appoints Stephen McMillan and Margaret A. Treese, and each of them, proxies, with full power of substitution, to vote all shares of common stock of Teradata that the undersigned is entitled to vote at Teradata's virtual Annual Meeting of Stockholders to be held at www.virtualshareholdermeeting.com/TDC2025 (or at any alternate location and/or by means of communication determined by or on behalf of the Board of Directors) on May 15, 2025, and at any postponement or adjournment thereof, in the manner indicated on the reverse side and in such proxyholders' sole discretion, upon any matter that may properly come before the meeting, or any postponement or adjournment thereof, including to vote for the election of a substitute nominee for director as such proxyholders may select in the event any nominee named on this proxy card is unable to serve. By executing this proxy card, the undersigned acknowledges receipt from the Company of the Notice of the 2025 Annual Meeting of Stockholders and accompanying Proxy Statement and hereby revokes any previously granted proxy that relates to the aforementioned Annual Meeting.

The proxyholders will vote the shares in accordance with the directions on this proxy card. If you do not indicate your choices on this proxy card, the proxyholders will vote the shares in accordance with the directors' recommendations.

(Continued and to be signed on the reverse side.)